                                           REGISTRATION NOS. 033-86464/811-08862
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                      ------------------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No.          [ ]
          Post  Effective Amendment No. 25     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

          Amendment No. 40                     [X]

                      -----------------------------------

                            A.G. SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                      -----------------------------------

                             KATHERINE STONER, ESQ.
                    WESTERN NATIONAL LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                      -----------------------------------

It is proposed that this filing will become effective:

[X] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on [date] pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ] on [date] pursuant to paragraph (a) (1) of Rule 485

                      -----------------------------------

TITLE OF SECURITIES BEING REGISTERED: TITLE OF SECURITIES BEING REGISTERED:
Units of interests in A. G. Separate Account A of Western National Life Insurance Company under ElitePlus Bonus Fixed and Variable Annuity Contracts.

================================================================================

WESTERN NATIONAL LIFE INSURANCE COMPANY                  A.G. SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER FLEXIBLE PREMIUM INDIVIDUAL                   PROSPECTUS
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS                        MAY 1, 2011


                                ELITEPLUS BONUS

Western National Life Insurance Company (the "Company") offers the flexible premium individual fixed and variable deferred annuity contracts (the "Contract" or "Contracts") to provide for the accumulation of Account Value on a fixed or variable basis and payment of annuity payments on a fixed and/or variable basis. The Contract permits you to invest in and receive retirement benefits in up to 4 Fixed Account Options and/or an array of Variable Account Options described in this prospectus. The Contracts are designed for use by individuals in retirement plans on a qualified or nonqualified basis; however, no new contracts are being issued since this product is no longer offered for sale.

                            VARIABLE ACCOUNT OPTIONS


AIM V.I. Capital Appreciation Fund -- Series I                 VALIC Company I
AIM V.I. Diversified Income Fund -- Series I
Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares
Janus Overseas Portfolio -- Service Shares                     Government Securities Fund
Janus Portfolio -- Service Shares                              Growth & Income Fund
                                                               International Equities Fund
MFS VIT Core Equity Series                                     Money Market I Fund
Oppenheimer Capital Appreciation Fund/VA                       Science & Technology Fund
Oppenheimer High Income Fund/VA                                Stock Index Fund
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small- & Mid-Cap Fund/VA
Premier VIT OpCap Managed Portfolio                            VALIC Company II
Putnam VT Global Equity Fund -- Class IB Shares                High Yield Bond Fund
Templeton Developing Markets Fund -- Class 2                   Mid Cap Value Fund
Templeton Foreign Securities Fund -- Class 2                   Strategic Bond Fund


The Contract provides for a 1% Bonus to be applied to eligible Purchase Payments. Fees and charges for a variable annuity contract with a bonus, such as this Contract, are higher than fees and charges for a variable annuity contract without a bonus. The Company pays for the 1% Bonus through higher fees and charges deducted from the Contract. Any increase in Account Value that you receive in connection with the 1% Bonus may be more than offset by the higher fees and charges used by the Company to pay for the 1% Bonus.

This prospectus provides you with information you should know before investing in the Contract. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.


A Statement of Additional Information ("SAI"), dated May 1, 2011, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov). This SAI contains additional information about the Contract and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-424-4990.


THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES.

                               TABLE OF CONTENTS

                                                                          PAGE
GLOSSARY OF TERMS                                                            4
FEE TABLES                                                                   5
EXAMPLES                                                                     6
SELECTED PURCHASE UNIT DATA                                                  6
SUMMARY                                                                     11
     Fixed and Variable Options                                             11
     Death Benefit Options                                                  11
     Transfers                                                              11
     Fees and Charges                                                       12
     Payout Options                                                         13
     Communications to the Company                                          13
     Federal Tax Information                                                13
     Purchase Requirements                                                  13
GENERAL INFORMATION                                                         14
     About the Contract                                                     14
     About the Company                                                      14
     About A.G. Separate Account A                                          15
     About the Fixed Account                                                15
     Units of Interest                                                      16
     Distribution of the Contracts                                          16
FIXED AND VARIABLE ACCOUNT OPTIONS                                          16
     Fixed Account Options                                                  16
     Variable Account Options                                               17
PURCHASE PERIOD                                                             20
     Purchase Payments                                                      20
     Right to Return                                                        21
     1% Bonus                                                               21
     Purchase Units                                                         22
     Stopping Purchase Payments                                             22
TRANSFERS BETWEEN INVESTMENT OPTIONS                                        22
     During the Purchase Period                                             22
     Policy Against Market Timing and Frequent Transfers                    23
     Communicating Transfer or Reallocation Instructions                    24
     Sweep Account Program                                                  24
     Effective Date of Transfer                                             25
     Reservation of Rights                                                  25
     Dollar Cost Averaging Program                                          25
     Portfolio Rebalancing Program                                          26
     During the Payout Period                                               26
FEES AND CHARGES                                                            27
     Account Maintenance Fee                                                27
     Surrender Charge                                                       27
     Market Value Adjustment                                                29
     Premium Tax Charge                                                     29
     Separate Account Charges                                               29
     Optional Separate Account Charges                                      30
     Other Tax Charges                                                      30
PAYOUT PERIOD                                                               30
     Fixed Payout                                                           30
     Variable Payout                                                        31
     Combination Fixed and Variable Payout                                  31
     Payout Date                                                            31

                                                                          PAGE
     Payout Options                                                         31
     Payout Information                                                     32
SURRENDER OF ACCOUNT VALUE                                                  32
     When Surrenders are Allowed                                            32
     Amount That May Be Surrendered                                         33
     Surrender Restrictions                                                 33
     Partial Surrender                                                      33
     Systematic Withdrawal Program                                          33
     Distributions Required By Federal Tax Law                              34
DEATH BENEFITS                                                              34
     Beneficiary Information                                                34
     Proof of Death                                                         34
     Special Information for Nonqualified Contracts                         35
     Important Information for Beneficiaries who Elect to Defer Payment     35
     Joint Owner Spousal Election Information                               35
     During the Purchase Period                                             35
     During the Payout Period                                               37
OTHER CONTRACT FEATURES                                                     37
     Change of Beneficiary                                                  37
     Cancellation -- The 10 Day "Free Look"                                 37
     We Reserve Certain Rights                                              37
     Deferring Payments                                                     38
VOTING RIGHTS                                                               38
     Who May Give Voting Instructions                                       38
     Determination of Fund Shares Attributable to Your Account              39
     How Fund Shares Are Voted                                              39
FEDERAL TAX MATTERS                                                         39
     Types of Plans                                                         39
     Tax Consequences in General                                            40
LEGAL PROCEEDINGS                                                           44
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                    44

GLOSSARY OF TERMS

Unless otherwise specified in this prospectus, the words "we," "us", "our," "Company," mean Western National Life Insurance Company and the words "you" and "your," unless otherwise instructed in this prospectus, mean the contract owner, annuitant or beneficiary.

Other specific terms we use in this prospectus are:

     ACCOUNT VALUE - the total sum of your Fixed Account and/or Variable Account Options that have not yet been applied to your Payout Payments.

     A.G. SEPARATE ACCOUNT A - a segregated asset account established by the Company under the Texas Insurance Code. The purpose of A.G. Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Options you have selected.

     ANNUITANT - the individual, (in most cases this person is you) to whom Payout Payments will be paid. The Annuitant is also the measuring life for the Contract.

     ANNUITY SERVICE CENTER - our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101.

     ASSUMED INVESTMENT RATE - the rate used to determine your first monthly Payout Payment per thousand dollars of Account Value in your Variable Account Option(s).

     BENEFICIARY - the person designated to receive Payout Payments or the Account Value upon death of an Annuitant or the Owner.

     BONUS - an additional amount paid by the Company, equal to 1% of the initial Purchase Payment and certain subsequent Purchase Payments.

     CONTRACT ANNIVERSARY - the date that the Contract is issued and each yearly anniversary of that date thereafter.

     CONTRACT OWNER - the person entitled to the ownership rights as stated in this prospectus

     MUTUAL FUND OR FUND - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in A.G. Separate Account

     MVA BAND - the name given to a specific amount of Account Value allocated to the MVA Option for an MVA Term See the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

     MVA TERM - a period of time in which an amount of account Value is allocated to a guarantee period in the MVA Option. See the "MVA Option"
     section in the prospectus.

     PAYOUT PAYMENTS - the payments made to you during the Payout Period. Payout Payments may be made on a fixed Variable, or combination of fixed and variable basis.

     PAYOUT PERIOD - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."

     PAYOUT UNIT a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Unit values will vary with the investment experience of the A.G. Separate Account A Division you have selected.

     PURCHASE PERIOD - the time between your first Purchase Payment and your Payout Period (or surrender).

     PURCHASE UNIT - a measuring unit used to calculate your Account Value during the Purchase Period. The value of a Purchase Unit will vary with the investment experience of the Separate Account Division you have selected.

     VARIABLE PAYOUT - payments to you will vary based on your investments in the Variable Account Options of A.G. Separate Account A during the Payout Period. Because the value of your Variable Account Options may vary, we cannot guarantee the amounts of the Variable Payout.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES, RANGING FROM ZERO TO 3 1/2%, MAY ALSO BE DEDUCTED IF APPLICABLE.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Surrender Charge
(As a percentage of the Purchase Payment withdrawn)                        5.00%

Surrender Charge Schedule (As a percentage of the Purchase Payment withdrawn and based on the length of time from when each Purchase Payment was received)

Years     1     2     3     4     5     6     7     8+
------------------------------------------------------
          5%   5%     5%    4%    3%    2%    1%    0%

Transfer Fee (1)                                                           $25

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

ACCOUNT MAINTENANCE FEE (2)                                                $30

SEPARATE ACCOUNT ANNUAL CHARGES (3) (deducted daily as a percentage of your average Account Value)

Mortality and Expense Risk Fee                 1.25%
Administration Fee                             0.15%
Optional Enhanced Death Benefit Charge         0.05%
Optional Annual Step-Up Death Benefit Charge   0.10%
                                               -----
TOTAL SEPARATE ACCOUNT ANNUAL CHARGES          1.55%
                                               =====

THE NEXT TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                      MINIMUM         MAXIMUM
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1)
fees, and other expenses)                                           0.38%           1.74%


----------
(1) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose a fee in the future, which will not exceed the lesser of $25 or 2% of the amount transferred. See "Transfers Between Investment Options" in this prospectus.

(2) During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, then no Account Maintenance Fee will be deducted for that Contract Year. See "Fees and Charges" in this prospectus.

(3) Please note that a Contract Owner may only choose one of the two optional death benefits. If the more expensive of the two options were chosen, the maximum total separate account annual charges would be 1.50%. If a Contract Owner did not choose any optional features, then the maximum total separate account annual charges would be 1.40%.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, account maintenance fees, separate account annual charges and the Variable Account Option fees and expenses.

These examples assume that you invest a single purchase payment of $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option (1.70%), and that you have chosen the Optional Annual Step-Up Death Benefit (0.10%). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:


1 YEAR      3 YEARS    5 YEARS   10 YEARS
$  834    $   1,494   $  2,023   $   3,610


(2) If you annuitize or do not surrender your Contract:


1 YEAR      3 YEARS     5 YEARS   10 YEARS
$  334    $   1,020   $   1,729   $   3,610


Note: These examples should not be considered representative of past or future expenses for A.G. Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Total Annual Mutual Fund Operating Expense information is provided by the Mutual Funds and has not been verified by us. The Operating Expense information does not include the effects of any voluntary or contractual reduction in fees; thus, the actual fees paid by a Fund may be lower than that shown above.

The sub-adviser SunAmerica Asset Management Corp. is affiliated with The Variable Annuity Life Insurance Company ("VALIC"), which is the Adviser to VALIC Company I and II, due to common ownership.

SELECTED  PURCHASE  UNIT  DATA  (1)


                                                                    UNIT VALUE AT                   NUMBER OF UNITS
                                                                    BEGINNING OF    UNIT VALUE AT   OUTSTANDING AT
FUND NAME                                                    YEAR       YEAR         END OF YEAR      END OF YEAR
----------------------------------------------------------   ----   -------------   -------------   ---------------
AIM VI Capital Appreciation Division 117                     2010           8.876          10.108            82,982
                                                             2009           7.435           8.876           106,202
                                                             2008          13.113           7.435           135,175
                                                             2007          11.874          13.113           183,386
                                                             2006          11.328          11.874           256,410
                                                             2005          10.556          11.328           341,248
                                                             2004          10.040          10.556           417,540
                                                             2003           7.862          10.040           458,784
                                                             2002          10.541           7.862           508,872
                                                             2001          13.936          10.541           565.469

AIM VI Diversified Income Division 118                       2010          10.486          11.378            42,245
                                                             2009           9.574          10.486            42,667
                                                             2008          11.523           9.574            51,222
                                                             2007          11.489          11.523            85,970

                                                                    UNIT VALUE AT                   NUMBER OF UNITS
                                                                    BEGINNING OF    UNIT VALUE AT   OUTSTANDING AT
FUND NAME                                                    YEAR       YEAR         END OF YEAR      END OF YEAR
----------------------------------------------------------   ----   -------------   -------------   ---------------
                                                             2006          11.152          11.489           156,162
                                                             2005          10.991          11.152           196,861
                                                             2004          10.613          10.991           231,712
                                                             2003           9.853          10.613           265,111
                                                             2002           9.769           9.853           275,418
                                                             2001           9.565           9.769           343,758

Janus Overseas Portfolio-Service Shares Division 142 (7)     2010          15.821          19.502            46,854
                                                             2009           8.960          15.821            36,274
                                                             2008          19.024           8.960            35,131
                                                             2007          15.072          19.024            47,154
                                                             2006          10.425          15.072            63,394
                                                             2005           8.013          10.425            68,847
                                                             2004           6.847           8.013            74,584
                                                             2003           5.162           6.847            81,647
                                                             2002           7.051           5.162            98,962
                                                             2001           9.341           7.051            78,557
                                                             2000          10.000           9.341             2,615

Janus Portfolio-Service Shares Division 141 (7)              2010           6.473           7.292            43,653
                                                             2009           4.827           6.473            50,256
                                                             2008           8.141           4.827            62,138
                                                             2007           7.193           8.141            88,195
                                                             2006           6.564           7.193           100,413
                                                             2005           6.400           6.564           113,057
                                                             2004           6.229           6.400           122,169
                                                             2003           4.804           6.229           171,826
                                                             2002           6.650           4.804           143,504
                                                             2001           8.981           6.650           110,290
                                                             2000          10.000           8.981             3,868

MFS VIT Core Equity Series Division 143 (6)                  2010           6.716           7.762           107,574
                                                             2009           5.143           6.716            24,376
                                                             2008           8.574           5.143            31,954
                                                             2007           7.824           8.574            59.642
                                                             2006           6.972           7.824            73,894
                                                             2005           6.954           6.972            86,864
                                                             2004           6.271           6.954            93,941
                                                             2003           4.993           6.271           109,343
                                                             2002           7.202           4.993            94,261
                                                             2001           9.547           7.202            68,795
                                                             2000          10.000           9.547             2,914

VC I Government Securities Division 138 (2                   2010          16.923          17.347           178,715
                                                             2009          17.839          16.923           204,045
                                                             2008          16.483          17.839           276,074
                                                             2007          15.528          16.483           361,884
                                                             2006          15.284          15.528           484,453
                                                             2005          15.106          15.284           686,443
                                                             2004          14.810          15.106           890,027
                                                             2003          14.850          14.810         1,066,805
                                                             2002          13.443          14.850         1,410,001
                                                             2001          12.769          13.443         1,447,442

VC I Growth & Income Division 134 (2)                        2010          12.901          14.280           206,858
                                                             2009          10.741          12.901           250,731
                                                             2008          17.223          10.741           297,861

                                                                    UNIT VALUE AT                   NUMBER OF UNITS
                                                                    BEGINNING OF    UNIT VALUE AT   OUTSTANDING AT
FUND NAME                                                    YEAR       YEAR         END OF YEAR      END OF YEAR
----------------------------------------------------------   ----   -------------   -------------   ---------------

                                                             2007          16.319          17.223           363,029
                                                             2006          14.347          16.319           464,322
                                                             2005          14.342          14.347           609,828
                                                             2004          13.137          14.342           778,325
                                                             2003          10.862          13.137           863,408
                                                             2002          14.037          10.862         1,016.827
                                                             2001          15.834          14.037         1,161,341

VC II High Yield Bond Division 147                           2010          16.013          17.924             8,992
                                                             2009          11.317          16.013            11,605
                                                             2008          16.706          11.317             8,022
                                                             2007          16.699          16.706            32,979
                                                             2006          15.076          16.699            41,956
                                                             2005          14.257          15.076            38,517
                                                             2004          12.477          14.257            38,303
                                                             2003           9.736          12.477            45,204
                                                             2002          10.057           9.736            34,960
                                                             2001           9.623          10.057            25,788
                                                             2000          10.000           9.623               617

VC I International Equities Division 135 (2)                 2010          11.831          12.653            76,240
                                                             2009           9.259          11.831            92,861
                                                             2008          16.591           9.259           107,067
                                                             2007          15.471          16.591           136,751
                                                             2006          12.750          15.471           187,286
                                                             2005          11.053          12.750           242,590
                                                             2004           9.512          11.053           310,419
                                                             2003           7.441           9.512           350,102
                                                             2002           9.293           7.441           390,455
                                                             2001          12.080           9.293           404,541

VC I Money Market I Division 132 (2)                         2010          13.179          12.997           281,788
                                                             2009          13.326          13.179            64,005
                                                             2008          13.221          13.326            69,896
                                                             2007          12.807          13.221           109.597
                                                             2006          12.415          12.807           114,379
                                                             2005          12.257          12.415           149,983
                                                             2004          12.331          12.257           209,418
                                                             2003          12.432          12.331           255,508
                                                             2002          12.453          12.432           327,542
                                                             2001          12.182          12.453           356,279

VC I Stock Index Division 133                                2010          16.369          18.512           214,253
                                                             2009          13.159          16.369           242,045
                                                             2008          21.254          13.159           272,398
                                                             2007          20.506          21.254           368,503
                                                             2006          18.020          20.506           465,160
                                                             2005          17.478          18.020           609,480
                                                             2004          16.041          17.478           739,198
                                                             2003          12.690          16.041           805,831
                                                             2002          16.592          12.690           884,902
                                                             2001          19.168          16.592           980,728

VC II Strategic Bond Division 146                            2010          17.659          19.326            36,366
                                                             2009          14.214          17.659            39,313
                                                             2008          16.801          14.214            31,349
                                                             2007          16.362          16.801            47,227
                                                             2006          15.287          16.362            67,259

                                                                    UNIT VALUE AT                   NUMBER OF UNITS
                                                                    BEGINNING OF    UNIT VALUE AT   OUTSTANDING AT
FUND NAME                                                    YEAR       YEAR         END OF YEAR      END OF YEAR
----------------------------------------------------------   ----   -------------   -------------   ---------------
                                                             2005          14.779          15.287            75,982
                                                             2004          13.550          14.779            89,079
                                                             2003          11.505          13.550           110,815
                                                             2002          10.945          11.505           114,447
                                                             2001          10.042          10.945            68,652
                                                             2000          10.000          10.042               104

VC II Mid Cap Value Division 145                             2010          14.631          17.630           110,467
                                                             2009          10.849          14.631            87,106
                                                             2008          17.949          10.849            98,969
                                                             2007          17.709          17.949           133,726
                                                             2006          15.384          17.709           158,363
                                                             2005          14.260          15.384           177,297
                                                             2004          12.440          14.260           194,500
                                                             2003           8.801          12.440           185,518
                                                             2002          10.374           8.801           176,463
                                                             2001          10.719          10.374           133,656
                                                             2000          10.000          10.719             3,425

VC I Science and Technology Division 144                     2010           4.443           5.348            26,177
                                                             2009           2.722           4.443            28,645
                                                             2008           5.112           2.722            39,665
                                                             2007           4.405           5.112            73,877
                                                             2006           4.221           4.405            83,944
                                                             2005           4.143           4.221           106,864
                                                             2004           4.168           4.143           118,037
                                                             2003           2.791           4.168           112,137
                                                             2002           4.734           2.791           115,630
                                                             2001           8.164           4.734            85,396
                                                             2000          10.000           8.164             3,332

Oppenheimer Capital Appreciation/VA Division 112             2010          11.686          12.608           167,365
                                                             2009           8.200          11.686           205,585
                                                             2008          15.267           8.200           255,636
                                                             2007          13.565          15.267           338,729
                                                             2006          12.745          13.565           436,132
                                                             2005          12.298          12.745           564,115
                                                             2004          11.664          12.298           659,195
                                                             2003           9.034          11.664           718,257
                                                             2002          12.527           9.034           781,319
                                                             2001          14.534          12.527           833,068

Oppenheimer High Income/VA Division 114                      2010           3.459           3.916            52,245
                                                             2009           2.799           3.459            51,547
                                                             2008          13.311           2.799            54,818
                                                             2007          13.515          13.311           111,416
                                                             2006          12.526          13.515           145,731
                                                             2005          12.416          12.526           197,930
                                                             2004          11.556          12.416           241,911
                                                             2003           9.455          11.556           273,109
                                                             2002           9.825           9.455           281,951
                                                             2001           9.772           9.825           311,386

Oppenheimer Main Street Fund/VA Division 111                 2010          10.148          11.618           276,391
                                                             2009           8.023          10.148           299,430
                                                             2008          13.225           8.023           356,636

                                                                    UNIT VALUE AT                   NUMBER OF UNITS
                                                                    BEGINNING OF    UNIT VALUE AT   OUTSTANDING AT
FUND NAME                                                    YEAR       YEAR         END OF YEAR      END OF YEAR
----------------------------------------------------------   ----   -------------   -------------   ---------------
                                                             2007          12.845          13.225           508,846
                                                             2006          11.326          12.845           720,347
                                                             2005          10.838          11.326           971,523
                                                             2004          10.042          10.838         1,139,814
                                                             2003           8.037          10.042         1,233,050
                                                             2002          10.038           8.037         1,309,561
                                                             2001          11.333          10.038         1,455,720

Oppenheimer Main Street Small- & Mid-Cap Fund/VA
  Division 113 (9)                                           2010          17.584          21.397            37,148
                                                             2009          12.999          17.584            44,335
                                                             2008          21.206          12.999            64,136
                                                             2007          21.772          21.206           104,824
                                                             2006          19.201          21.772           147,076
                                                             2005          17.715          19.201           188,711
                                                             2004          15.045          17.715           237,948
                                                             2003          10.569          15.045           252,075
                                                             2002          12.723          10.569           270,490
                                                             2001          12.952          12.723           274,678

Putnam VT Global Equity Fund Class IB Shares Division 149    2010           6.627           7.177             7.879
                                                             2009           5.171           6.627             7,404
                                                             2008           9.597           5.171             9,524
                                                             2007           8.928           9.597            26,820
                                                             2006           7.349           8.928            34,168
                                                             2005           6.851           7.349            32,707
                                                             2004           6.112           6.851            33,642
                                                             2003           4.797           6.112            36,218
                                                             2002           6.269           4.797            44,163
                                                             2001           9.053           6.269            38,471
                                                             2000          10.000           9.053

Templeton Developing Markets Fund Class 2 Division 115 (3)   2010          27.625          32.029            17,715
                                                             2009          16.233          27.625            19,456
                                                             2008          33.969          16.233            23,237
                                                             2007          26.753          33.969            29,148
                                                             2006          21.182          26.753            46,674
                                                             2005          16.858          21.182            60,954
                                                             2004          13.709          16.858            72,655
                                                             2003           9.088          13.709            72,312
                                                             2002           9.231           9.088            86,857
                                                             2001          10.186           9.231            95,374

Templeton Foreign Securities Fund Class 2 Division 116 (4)   2010          14.230          15.210            29,959
                                                             2009          10.531          14.230            34,275

                                                                    UNIT VALUE AT                   NUMBER OF UNITS
                                                                    BEGINNING OF    UNIT VALUE AT   OUTSTANDING AT
FUND NAME                                                    YEAR       YEAR         END OF YEAR      END OF YEAR
----------------------------------------------------------   ----   -------------   -------------   ---------------
                                                             2008          17.864          10.531            40,349
                                                             2007          15.693          17.864            73,921
                                                             2006          13.105          15.693           104,437
                                                             2005          12.064          13.105           137,142
                                                             2004          10.323          12.064           166,088
                                                             2003           7.918          10.323           174,369
                                                             2002           9.861           7.918           188,788
                                                             2001          11.907           9.861           199,041

Invesco Van Kampen V.I. Capital Growth Fund 136 (2)(5)(8)    2010          19.475          23.013           168,863
                                                             2009          11.893          19.475           193,808
                                                             2008          23.646          11.893           234,985
                                                             2007          20.506          23.646           296,684
                                                             2006          20.219          20.506           389,055
                                                             2005          18.998          20.219           494,999
                                                             2004          18.001          18.998           600,653
                                                             2003          14.336          18.001           690,881
                                                             2002          21.537          14.336           783,530
                                                             2001          31.887          21.537           879,285


----------
(1) The Selected Purchase Unit Data does not include the purchase of any optional death benefits.

(2) On December 23, 1999, the mutual funds in which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute mutual funds. Accordingly, the Selected Purchase Unit Data for Divisions 1-7 is shown for the period of December 23, 1999 through December 31, 1999 and is based on the new purchase unit values of Divisions 1-7 which were calculated on December 23, 1999. Additionally, we now identify December 23, 1999 as the inception date for the replacement Divisions. See the "About A.G. Separate Account A" section in this prospectus.

(3) Effective May 1, 2000 the Templeton Developing Markets Fund merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the Templeton Developing Markets Fund was renamed the Templeton Developing Markets Securities Fund. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton Developing Markets Fund.

(4) Effective May 1, 2002, the Templeton International Securities Fund changed its name to the Templeton Foreign Securities Fund. Accordingly, the Templeton International Securities Fund was renamed the Templeton Foreign Securities Fund. Effective May 1, 2000, the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the Templeton International Fund was renamed the Templeton International Securities Fund. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton International Fund.

(5) On August 15, 2006, Van Kampen LIT Emerging Growth changed its name to Van Kampen LIT Strategic Growth. On May 1, 2008 the name changed to LIT Capital Growth Portfolio.

(6) On May 1, 2007, MFS VIT Capital Opportunities changed its name to MFS VIT Core Equity Series.

(7) On May 1, 2009, Janus Aspen Large Cap Growth changed its name to Janus Aspen Portfolio, and Janus Aspen International Growth Portfolio changed to Janus Aspen Overseas Portfolio.


(8) On or about June 1, 2010, Van Kampen LIT Capital Growth, Class I Shares was renamed to Invesco Van Kampen V.I. Capital Growth Fund, Series I Shares.



(9) On April 30, 2011, Oppenheimer Main Street Small Cap Fund changed its name to Oppenheimer Main Street Small- & Mid-Cap Fund.


Financial statements of A.G. Separate Account A are included in the SAI, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown.

SUMMARY

The Contract is a combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of the Contract's major features is presented below. For a more detailed discussion of the Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contract offers a choice of several Fixed and Variable Account Options. "Fixed Account Options" are sub-accounts, that are part of the general account assets of the Company, into which your Purchase Payments and Account Value may be allocated to fixed investment options. Currently, there are four Fixed Account Options: the One Year Fixed Account Option; the DCA One Year Fixed Account Option; the DCA Six Month Fixed Account Option; and the MVA Option. The Fixed Account Options are invested in accordance with applicable state regulations and guaranteed to earn at least a minimum rate of interest. "Variable Account Options" are investment options that correspond to Separate Account Divisions offered by the Contract. Investment returns on Variable Account Options may be positive or negative depending on the investment performance of the underlying Mutual Fund. See the "Fixed and Variable Account Options" and "Dollar Cost Averaging Program" sections of this prospectus.

DEATH BENEFIT OPTIONS

At the time that your Contract is issued you may choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit, in place of the Standard Death Benefit offered in the Contract. There will be a charge for choosing the Enhanced Death Benefit or the Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" section and the "Fees and Charges" section in this prospectus.

TRANSFERS

You may transfer money in your account among the Contract's investment options free of charge. We reserve the right, however, to impose a fee that will not exceed the lesser of $25 or 2% of the amount transferred for each transfer which will be deducted from the amount transferred. Transfers during the Purchase Period are permitted as follows:

-    You may transfer your Account Value among the Variable Account Options;

- You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options; and

- You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the Stock Index Fund Division 5 on January 3 of a Contract Year, you will not be allowed to transfer the Account Value in the Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 3 of such Contract Year.)

Once you begin receiving payments from your account (in the Payout Period), you may still transfer funds among the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option.

You cannot transfer amounts you have invested in the MVA Option to another investment option during an MVA Term without the application of a Market Value Adjustment. See the "MVA Option" and "Market Value Adjustment" sections of this prospectus for more information. Transfers can be made by calling the Company's toll-free transfer service at 1-800-424-4990. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE

On each Contract Anniversary, the Company deducts an Account Maintenance Fee of $30 from your Account Value. The fee is deducted proportionately from each investment option. During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, the Company will waive the fee for that Contract Year. More information on Fees may be found in this prospectus under the headings "Fees and Charges" and "Fee Table."

SURRENDER CHARGE

Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed as a percent of the total Purchase Payments withdrawn based on the length of time from when each Purchase Payment was received up to a maximum of 5.0% of Purchase Payments.

Withdrawals from the MVA Option prior to the end of the applicable MVA Term will also be subject to a Market Value Adjustment unless an exception applies. This may increase or reduce the amount withdrawn. However, the Market Value Adjustment will not reduce the amount invested in the MVA Option below the guaranteed amount. See the "MVA Option" and "Market Value Adjustment" sections of this prospectus for more information.

Withdrawals are always subject to federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

SEPARATE ACCOUNT CHARGES

If you choose a Variable Account Option you will incur a mortality and expense risk fee and an administration fee. We take these charges from your Variable Account Options on a daily basis. These charges are at annualized rates of 1.25% and 0.15%, respectively.

OPTIONAL SEPARATE ACCOUNT CHARGES

If you choose one of the optional death benefits you will incur additional charges which we take from your Variable Account Options on a daily basis. More information on the Optional Separate Account Charges can be found in the "Fee Table" and the "Fees and Charges" sections in this prospectus.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

COMMUNICATIONS TO THE COMPANY

You should include, in communications to the Company, your Contract number, your name, and, if different, the Annuitant's name. You may direct communications to the Annuity Service Center address shown on the inside back cover of this prospectus. We will consider communications to be received at our Annuity Service Center on the date we actually receive them, if they are in the form described in this prospectus. See "Transfers Between Investment Options -- Communicating Transfer or Reallocation Instructions" in this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as the Contract can be purchased with after-tax dollars, they are also used in connection with retirement programs which receive favorable tax treatment under federal law. Thus, a deferred annuity contract generally does not provide additional tax deferral beyond the tax-qualified retirement plan or program itself. Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code ("Code") sections 403(b) or 401(k) and Individual Retirement Accounts ("IRAs") generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Separate Account fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus. For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" sections of this prospectus and of the SAI.

PURCHASE REQUIREMENTS

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000 and for Qualified Contracts is $2,000. The minimum subsequent Purchase Payment is $1,000 for nonqualified Contracts and $250 for Qualified Contracts. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50. More information about the Automatic Check Option can be found in the "Purchase Period" section of this prospectus.

At the time that your initial Purchase Payment is made, the Company will credit an additional 1% of the amount as a Bonus. Any subsequent Purchase Payments of at least $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts will also be credited with an additional 1% of the amount as a Bonus (subject to state regulatory approval). For more information on the 1% Bonus and on Purchase Payments, see the "Purchase Period" section in this prospectus.

From time to time the Company may change the minimum amount necessary to establish a new MVA Option guarantee period (an "MVA Band"). For more information on the MVA Band, see the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

RIGHT TO RETURN

You may return your Contract by mailing it directly to the Annuity Service Center or returning it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. We will then return to you:

- Your Purchase Payment, adjusted to reflect investment experience and any Fees and Charges which have been deducted; or

-    In certain states, your entire Purchase Payment as required by state law.

     See the "Purchase Period -- Right to Return" and "Purchase Period -- 1% Bonus" sections in this prospectus for information on how the 1% Bonus is impacted by the Right to Return.

GENERAL INFORMATION

ABOUT THE CONTRACT

The Contract was developed to help you save money for your retirement. It offers a combination of fixed and variable options that you can invest in to help you reach your retirement savings goals. Your contributions to the Contract can come from different sources, such as payroll deductions or money transfers. Your retirement savings process with the Contract will involve two stages: the Purchase Period and the Payout Period. The first is when you make contributions into the Contract called "Purchase Payments." The second is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period."

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contract.

ABOUT THE COMPANY

We are a life insurance company organized on July 5, 1944 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contract. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. Our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101. The address to send any Purchase Payments and sums payable to the Company under the Contract is: Western National Life Insurance Company, P.O. Box 1792, Amarillo, TX, 79105, if sent by mail; and c/o Amarillo National Bank, Lockbox 1792, 410 S. Taylor, Amarillo, TX, 79101, if sent by overnight delivery. The Company primarily distributes its annuity contracts through financial institutions, general agents, and specialty brokers.


On August 29, 2001, SunAmerica Financial Group, Inc. ("SAFG"), formerly AIG Life Holdings (US), Inc., a holding company and Western National Life Insurance Company's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, Western National Life Insurance Company is an indirect, wholly-owed subsidiary of AIG. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.



On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.



On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of AIG Common Stock on the open market. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.


For more information about the Company, see the SAI.

ABOUT A.G. SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through A.G. Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. A.G. Separate Account A invests in the Mutual Funds on behalf of your account. A.G. Separate Account A is made up of what we call "Divisions." Several Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of A.G. Separate Account A.

On December 23, 1999, the Mutual Funds in which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute Mutual Funds, as follows: Credit Suisse Growth and Income Portfolio (Division 1) was replaced by Growth & Income Fund; Credit Suisse International Equity Portfolio (Division 2) was replaced by International Equities Fund; EliteValue Portfolio (Division 3) was replaced by OCCAT Managed Portfolio;

American General U.S. Government Securities Portfolio (Division 4) was replaced by Government Securities Fund; State Street Global Advisors Growth Equity Portfolio (Division 5) was replaced by Stock Index Fund; State Street Global Advisors Money Market Portfolio (Division 6) was replaced by Money Market I Fund; and Van Kampen Emerging Growth Portfolio (Division 7) was replaced by Van Kampen LIT Strategic Growth Portfolio.

The Company established A.G. Separate Account A on November 9, 1994 under Texas insurance law. Prior to May 1, 1999, A.G. Separate Account A was known as AGA Separate Account A. Prior to May 1, 1998, AGA Separate Account A was known as WNL Separate Account A. A.G. Separate Account A is registered with the SEC as a unit investment trust under The Investment Company Act of 1940 ("1940 Act"). Units of interest in A.G. Separate Account A are registered as securities under the Securities Act of 1933 ("1933 Act").


A.G. Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of A.G. Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, A.G. Separate Account A may not be charged with the liabilities of any other Company operation. The Texas Insurance Code requires that the assets of A.G. Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract Owner, annuitants, and beneficiaries of the Contract. The commitments under the Contracts are the Company's, and AIG and SAFG have no legal obligation to back those commitments.

ABOUT THE FIXED ACCOUNT

When you direct money to the Contract's Fixed Account Options, it will become part of the Company's general assets (except in certain states where allocations to the MVA Option must be allocated to a separate account of the Company). These assets are invested in accordance with applicable state regulations and our obligations for the Fixed Account are legal obligations of the Company. Our general assets support these obligations. These general assets also support our obligations under other annuity contracts we issue. See the "Purchase Period -- Choosing Investment Options" section in this prospectus.

With the MVA Option, a Market Value Adjustment may increase or reduce the Account Value in this Fixed Account Option. See the "MVA Option" and "Market Value Adjustment" sections in this prospectus for additional information.

UNITS OF INTEREST

Your investment in a Division of A.G. Separate Account A is represented by units of interest issued by A.G. Separate Account A. On a daily basis, the units of interest issued by A.G. Separate Account A are revalued to reflect that day's performance of the underlying Mutual Fund minus any applicable fees and charges to A.G. Separate Account A.

DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers which are members of the Financial Industry Regulatory Authority ("FINRA"), unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The principal underwriter and distributor for A.G. Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company, located at 2929 Allen Parkway, Houston TX, 77019. AGDI was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI was organized as a Delaware corporation on June 24, 1994, and is a registered broker-dealer under the 1934 Act, and a member of FINRA. For more information about the Distributor, see the SAI.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. These commissions are paid by the Company and do not result in any charge to Contract

Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges" section in this prospectus.

The Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers where these broker-dealers and/or their affiliates, work with the Company and AGDI in the promotion and marketing of the Contracts. These arrangements do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges"
section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS

There are several Fixed and Variable investment options offered under the Contract. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the 1940 Act. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTIONS

Each of the Fixed Account Options is part of the Company's general assets. The MVA Option may be invested in either the general assets of the Company or in a separate account of the Company, depending on state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Summary" section appearing in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a Market Value Adjustment which generally will be applied to withdrawals or transfers from an MVA Option prior to the end of the MVA Term, as explained below, we bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.

FIXED ACCOUNT OPTIONS

One Year Guarantee Period ("One Year Fixed Account")             Guaranteed current interest income

DCA One Year Guarantee Period ("DCA One Year Fixed Account")     Guaranteed current interest income

DCA Six Month Guarantee Period ("DCA Six Month Fixed Account")   Guaranteed current interest income

Market Value Adjustment Guarantee Period ("MVA Option")          Multi-year guaranteed interest income
                                                                 (May not be available in all states)

NON-MVA FIXED ACCOUNT OPTIONS

The Contract offers three Fixed Account Options that are not associated with the MVA Option. These three Non-MVA Fixed Account Options are the One Year Fixed Account, the DCA One Year Fixed Account and the DCA Six Month Fixed Account.

The DCA One Year Fixed Account Option and the DCA Six Month Fixed Account Option are used exclusively in connection with the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus.

MVA OPTION

The MVA Option is a Fixed Account Option where all or a portion of your Account Value is placed in one or more separate MVA Bands for specific MVA Terms. Each additional allocation to the MVA Option is allocated to a separate MVA Band for a separate MVA Term. For example, let's say that on September 1, 2001, you allocate a portion of Account Value ("September 1 Account Value") to the MVA Option, for a specified period of time offered by the Company, and at a declared interest rate guaranteed by the Company. Then on September 2, 2001, you allocate additional Account Value ("September 2 Account Value") to the MVA Option, for a specified period of time offered by the Company, and at a declared interest rate guaranteed by the Company. The September 1 Account Value and the September 2 Account Value are considered 2 separate and distinct MVA Bands. Each MVA Band must remain in the MVA Option for the specific amount of time we offered, which is called the MVA Term. (For example, the Company may offer a five year MVA Term.) If Account Value is withdrawn from an MVA Band before the MVA Term ends, then a Market Value Adjustment will apply. The minimum amount to establish a new MVA Band may be changed from time to time. The MVA Option may not be available in all states. See the "Market Value Adjustment" section in this prospectus.

VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of A.G. Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


FUND NAME                                         INVESTMENT OBJECTIVE                      ADVISER           SUB-ADVISER
------------------------------------  ---------------------------------------------  ----------------------  -------------
AIM V.I. Capital Appreciation         Long-term growth of capital                    Invesco Advisers, Inc.  --
Fund Series I (1)

AIM V.I. Diversified Income           Total return comprised of current income and   Invesco Advisers, Inc.  --
Fund Series I (1)                     capital appreciation.

Government Securities Fund (4)        Seeks high current income and protection of    VALIC                   SunAmerica
                                      capital through investments in intermediate                            Asset
                                      and long-term U.S. Government debt                                     Management
                                      securities.                                                            Corp.

Growth & Income Fund (4)              Seeks to provide long-term growth of capital   VALIC                   SunAmerica
                                      and secondarily, current income by investing                           Asset
                                      90% to 95% of total assets in common stocks                            Management
                                      and equity-related securities.                                         Corp.

High Yield Bond Fund (5)              Seeks the highest possible total return and    VALIC                   Wellington
                                      income consistent with conservation of                                 Management
                                      capital through investment in a diversified                            Company, LLP
                                      portfolio of high yielding, high risk fixed
                                      -income securities. These securities are in
                                      below-investment grade junk bonds.

International Equities Fund (4)       Seeks to provide long-term growth of capital   VALIC                   PineBridge
                                      through investments primarily in a                                     Investments,
                                      diversified portfolio of equity and equity                             LLC
                                      related securities of foreign issuers.  The
                                      fund invests, under normal circumstances, at
                                      least 80% of net assets in large-cap stocks
                                      domiciled in developed markets located
                                      outside North America, utilizing both active
                                      and passive investment strategies.

Janus Portfolio - Service Shares (2)  Seeks long-term growth of capital.             Janus Capital           --
                                                                                     Management, LLC

Janus Overseas Portfolio -            Seeks long-term growth of capital.             Janus Capital           --
Service Shares (2)                                                                   Management, LLC

MFS(R) VIT Core Equity Series (3)     Seeks capital appreciation.                    Massachusetts           --
                                                                                     Financial Services
                                                                                     Company

Mid Cap Value Fund (5)                Seeks capital growth through investment in     VALIC                   FAF Advisors,
                                      equity securities of medium capitalization                             Inc. and
                                      companies using a value- oriented investment                           Wellington
                                      approach.                                                              Management

FUND NAME                                         INVESTMENT OBJECTIVE                      ADVISER           SUB-ADVISER
------------------------------------  ---------------------------------------------  ----------------------  -------------
Money Market I Fund (4)               Seeks liquidity, protection of capital and     VALIC                   SunAmerica
                                      current income through investments in short                            Asset
                                      -term money market instruments.                                        Management
                                                                                                             Corp.

Oppenheimer Capital                   Seeks to achieve capital appreciation by       OppenheimerFunds, Inc.  --
Appreciation Fund/VA (6)              investing in securities of well- known
                                      established companies.

Oppenheimer High Income               Seeks a high level of current income by        OppenheimerFunds, Inc.  --
Fund/VA (6)                           investing mainly in a diversified portfolio
                                      of high-yield, lower grade, fixed- income
                                      securities.

Oppenheimer Main Street               Seeks high total return from equity and debt   OppenheimerFunds, Inc.  --
Fund/VA (6)                           securities.

Oppenheimer Main Street               Seeks to provide capital appreciation          OppenheimerFunds, Inc.  --
Small- & Mid-Cap Fund/VA (6)          primarily through investments in common
                                      stocks of small-cap and mid- cap companies.

Putnam VT Global Equity Fund          Seeks capital appreciation.                    Putnam Investment       --
- Class IB Shares (7)                                                                Management, LLC

Science & Technology                  Seeks long-term capital appreciation through   VALIC                   T. Rowe Price
Fund (4)                              investing at least 80% of net assets                                   Associates,
                                      primarily in the common stocks of companies                            Inc., RCM
                                      that are expected to benefit from the                                  Capital
                                      development, advancement and use of science                            Management
                                      and technology.                                                        LLC and
                                                                                                             Wellington
                                                                                                             Management
                                                                                                             Company, LLP

Stock Index Fund (4)                  Seeks long-term capital growth by investing    VALIC                   SunAmerica
                                      at least 80% of net assets in common stocks                            Asset
                                      that, as a group, are expected to provide                              Management
                                      investment results closely corresponding to                            Corp.
                                      the performance of the Standard & Poor's
                                      500(R) Index.

Strategic Bond Fund (5)               Seeks the highest possible total return and    VALIC                   PineBridge
                                      income consistent with conservation of                                 Investments,
                                      capital through investment in a diversified                            LLC
                                      portfolio of income producing securities.
                                      The fund invests in a broad range of
                                      fixed-income securities, including
                                      investment-grade bonds, U.S. government and
                                      agency obligations, mortgage-backed
                                      securities, and U.S., Canadian, and foreign
                                      high risk, high yield bonds.

Templeton Developing Markets          Seeks long-term capital appreciation. The     Templeton Asset                    --
Fund - Class 2 (8)                    Fund normally invests at least 80% of its      Management Ltd.
                                      net assets in emerging market investments.

Templeton Foreign                     Long-term capital growth. The Fund normally    Templeton Investment               --
Securities Fund                       invests at least 80% of its net assets in      Counsel, LLC
- Class 2 (8)                         investments of issuers located outside the
                                      United States, including emerging markets.

Invesco Van Kampen V.I.               Capital appreciation by investing in common    Invesco Advisors, Inc.             --
Capital Growth                        stocks of strategic growth companies.
Fund - Series I
Shares (1)


----------
(1)  A series of AIM Variable Insurance Funds.

(2)  A series of Janus Aspen Series -- Service Shares.

(3)  A series of MFS(R) Variable Insurance Trust.

(4)  A series of VALIC Company I.

(5)  A series of VALIC Company II.

(6)  A series of Oppenheimer Variable Account Funds.

(7)  A series of Putnam Variable Trust.

(8)  A series of Franklin Templeton Variable Insurance Products Trust.




A detailed description of the investment objective and strategy and more information about each Fund's fees may also be found in each Fund's current prospectus. There can be no assurance that investment objectives will be achieved.

Each of these Funds is registered as an open-end, management investment company and is regulated under the 1940 Act. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from the Company's Annuity Service Center at the address shown in the back of this prospectus.

Some of these Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. We receive payments for the administrative services we perform, such as account recordkeeping, proxy mailing and tabulation, mailing of Fund-related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.25% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves and are disclosed in a Fund's prospectus. These fees are designed to help pay for our direct and indirect distribution costs. These fees are 0.00% to 0.25% of the daily market value of the assets invested in the underlying Fund. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

PURCHASE PERIOD

The Purchase Period begins when your first Purchase Payment is credited and the Contract is issued (as discussed below) and continues until you begin your Payout Period. The Purchase Period can also end when the Contract is surrendered before the Payout Period.

PURCHASE PAYMENTS

You may establish an account only through a registered representative. NO NEW APPLICATIONS ARE BEING ACCEPTED AT THIS TIME BECAUSE THE CONTRACT IS NO LONGER OFFERED FOR SALE. All Purchase Payments and sums payable to the Company under the Contract must be sent to the Company at the following addresses: Western National Life Insurance Company, P.O. Box 1792, Amarillo, TX 79105, if the Purchase Payments are sent by mail; and Amarillo National Bank, Lockbox 1792, 410 S. Taylor, Amarillo, TX 79101, if the Purchase Payments are sent by overnight delivery.

Minimum initial and subsequent Purchase Payments are as follows:

                        Initial    Subsequent
                        Purchase   Purchase
Contract Type Payment   Payment    Payment
----------------------  ---------  -----------
Non-Qualified Contract  $   5,000  $     1,000
Qualified Contract      $   2,000  $       250

Subject to the maximum and minimum Purchase Payment requirements, you may make subsequent Purchase Payments and may increase or decrease or change the frequency of such payments. The maximum total Purchase

Payments we will accept without our prior approval is $500,000 if the Contract is issued to you at age 74 or younger and $250,000 if the Contract is issued to you at age 75 or older.

You may select on your Contract application the Automatic Check Option. The Automatic Check Option allows you to preauthorize debits against a bank account that you indicate on the Preauthorized Debit Form to be sent in with your Contract application. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50.

Purchase Payments are received by the Company at the address above. When an initial Purchase Payment is accompanied by a properly completed application, within 2 business days we will:



     - Accept the Application -- credit the Purchase Payment and issue a Contract;

     -    Reject the Application -- return the Purchase Payment; or

     - Request Additional Information -- to correct or complete the application. You must respond to our request within 5 business days after we receive your Purchase Payment and application at the address above. Then we will process the application, credit the Purchase Payment and issue a Contract within 2 business days after we receive the requested information.

In states where we are required by state law to refund an amount equal to Purchase Payments, we invest your initial Purchase Payment and any additional Purchase Payments in the Money Market Division from the date your investment performance begins until the first business day 10 days later, unless your state permits a longer period. Then we will automatically allocate your investment among the investment options you have chosen. See "Right to Return" below.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to the Company and receive a refund of your Purchase Payments adjusted to reflect
(1) investment experience and (2) any Fees and Charges which have been deducted. (In certain states, we will return Purchase Payments as required by state law.) To exercise your right to return your Contract, you must mail it directly to the Annuity Service Center or return it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. The address for the Annuity Service Center is located in the back of this prospectus. Please see the "1% Bonus" section below for information on how the 1% Bonus is impacted by the Right to Return.

1% BONUS

At the time that your initial Purchase Payment is made, the Company will credit an additional 1% of the amount to your Account Value as a Bonus. Any subsequent Purchase Payments of at least $5,000 for nonqualified Contracts and $2,000 for Qualified Contracts will also be credited with an additional 1% of the amount to your Account Value as a Bonus. (The 1% Bonus will not be credited for any subsequent Purchase Payments in the States of New Jersey and Oregon.) The 1% Bonus will be applied to the Account Value pro rata by each Variable Account Option(s) and/or the One Year Fixed Account Option in the same ratio as the Purchase Payment is allocated. The Company reserves the right to limit its total payment of such Bonus to $5,000 per Contract.

Fees and charges for a variable annuity contract with a bonus, such as this Contract, are higher than fees and charges for a variable annuity contract without a bonus. The Company pays for the 1% Bonus through higher fees and charges deducted from the Contract. Any increase in Account Value that you receive in connection with the 1% Bonus may be more than offset by the higher fees and charges used by the Company to pay for the 1% Bonus.

IN ANY OF THE FOLLOWING CIRCUMSTANCES, YOU WILL NOT BE ALLOWED TO RETAIN ALL OR A PORTION OF THE 1% BONUS APPLIED TO YOUR CONTRACT:


     - IF YOU RETURN YOUR CONTRACT WITHIN THE RIGHT TO RETURN PERIOD AND THERE HAS BEEN AN INCREASE IN ACCOUNT VALUE. If this occurs, the Company will subtract the 1% Bonus from the Account Value pro rata by the One Year Fixed Account Option and each Variable Account Option in which you currently have money invested. The Company will not subtract any Account Value earned because of the 1% Bonus.

     - IF YOU RETURN YOUR CONTRACT WITHIN THE RIGHT TO RETURN PERIOD AND THERE HAS BEEN A DECREASE IN ACCOUNT VALUE. If this occurs, the Company will subtract a portion of the 1% Bonus from the Account Value pro rata by the One Year Fixed Account Option and each Variable Account Option in which you currently have money invested. You will not have the amount of money returned to you reduced due to the 1% Bonus.

     - IF YOU WITHDRAW MONEY FROM YOUR ACCOUNT VALUE WITHIN SEVEN YEARS OF A PURCHASE PAYMENT WHICH QUALIFIED FOR THE 1% BONUS, AND THE AMOUNT OF MONEY WITHDRAWN IS MORE THAN THE AMOUNT PERMITTED UNDER THE SYSTEMATIC WITHDRAWAL OPTION OR THE 10% FREE WITHDRAWAL AMOUNT. If this occurs, the Company will subtract the 1% Bonus from the Account Value pro rata by each Variable Account Option and the One Year Fixed Account Option in which you currently have money invested. The Company will not subtract any Account Value earned by the 1% Bonus.

IMPORTANT NOTES: (1) Because your Contract deducts certain fees and expenses based on Account Value, you will be charged additional amounts due to the 1% Bonus. (2) Since charges will have been assessed against the higher amount (Purchase Payments plus the 1% Bonus), it is possible that upon a withdrawal after the right to return period has expired, particularly in a declining market, you will receive less money back than you would have if you had not received the 1% Bonus.

Please see the section on "Federal Tax Matters" in this prospectus for information on how the bonus is treated by federal tax laws.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated following the close of regular trading of the New York Stock Exchange (the "Exchange"), normally 4:00 p.m. Eastern time ("Market Close") (see Calculation of Purchase Unit Value below for more information.) Once we have issued your Contract and have applied your initial Purchase Payment as described above, any subsequent Purchase Payments received by the Company at the address above, before the close of the Exchange will be credited the same business day. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate. For more information as to how PURCHASE UNIT VALUES are calculated, see the SAI.

Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

Value of Your Fixed Account Options

=    eQUALS)
     all Purchase Payments made to the Fixed Account Options
+    (PLUS)
     Amounts transferred from Variable Account Options to the Fixed Account Options
+    (PLUS)
     All interest earned
-    (MINUS)
Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)

__________________

* Note--Your Account Value in the Fixed Account may be subject to a Market Value Adjustment under the MVA Option.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time and may be resumed at any time before your Contract has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

If your Account Value falls below $2,000, and you do not make any Purchase Payments for 180 days we reserve the right to forward to your attention, written notice that we will close your Account and pay the Account Value 90 days from the date of notice if additional Purchase Payments are not made in amounts sufficient to increase your Account Value to $2,000 or more.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in the Contract subject to the limitations on transfers discussed below. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period.


DURING THE PURCHASE PERIOD



During the Purchase Period, transfers may be made among the Contract's Variable Account Options and between the Variable Account Options and the One Year Fixed Account Option free of charge. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred).


Transfers during the Purchase Period are permitted as follows:


     -    You may transfer your Account Value among the Variable Account
          Options;

     - You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options; and/or

     - You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the Stock Index Fund Division 5 on January 3 of a Contract Year, you will not be allowed to transfer the Account Value in the Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 3 of such Contract Year.)

The minimum amount to be transferred in any one transfer is $250 or the entire amount in the Variable Account Option or One Year Fixed Account Option from which the transfer is made. If a transfer request would reduce your Account Value in a Variable Account Option or the One Year Fixed Account Option below $500, we will transfer your entire Account Value in that Variable Account Option or the One Year Fixed Account Option.

Transfers from the One Year Fixed Account Option to a Variable Account Option are limited to 20%, per Contract Year, of the Account Value of the One Year Fixed Account Option. This 20% per Contract Year limit is determined as of the immediately preceding Contract Anniversary.

We currently do not permit transfers from the Variable Account Options to the DCA Fixed Account Options. Transfers from the DCA Fixed Account Options may only be made under the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus.

Withdrawals or transfers from the MVA Option are subject to a Market Value Adjustment if they occur prior to the end of the MVA Term. Each MVA Band will require a minimum transfer. From time to time the Company may change the minimum transfer amount. To learn more about the MVA Option, see the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

POLICY AGAINST MARKET TIMING AND FREQUENT TRANSFERS

The Company has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 20 transfers per calendar year between Account Options. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. The Contracts and Accounts Options are not designed to accommodate short-term trading or market timing organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds by negatively affecting investment strategies and increasing portfolio turnover, as well as raising recordkeeping and transaction costs. Further, excessive trading harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we will require that transfers be submitted in writing by regular U.S. mail, to protect the other investors.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, may suspend or restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. We will notify you in writing if you are restricted to mailing transfer requests to us via the U.S. mail service. Some of the factors we will consider include:

     -    the dollar amount of the transfer;

     - the total assets of the Variable Account Option involved in the transfer;

     - the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

We intend to enforce these frequent trading policies uniformly for all Contract Owners. We cannot guarantee, however, that we will be able to prevent all market timing activity or abusive trading. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time and will apply modifications uniformly.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in the Contract should be sent to our Annuity Service Center.

Instructions for transfers or reallocations may be made by calling 1-800-424-4990. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instructions may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

SWEEP ACCOUNT PROGRAM

During the Purchase Period you may elect to participate in the Sweep Account Program if your Account Value in the One Year Fixed Account Option is at least $25,000 on the date that the request for the Sweep Account Program is received by us at the Annuity Service Center. The Sweep Account Program allows you to transfer the earnings from the One Year Fixed Account Option to the Variable Account Options. The transfers can be made on an annual, semi-annual, quarterly or monthly basis. All amounts transferred must be in whole percentages, with a 10% minimum to be transferred to each selected Variable Account Option(s). There is no charge for the Sweep Account Program. We do not take into account transfers made pursuant to the Sweep Account Program in assessing any transfer fee.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

     - The date of receipt, if received at our Annuity Service Center before the close of regular trading of the Exchange on a day values are calculated; (normally, this will be Market Close); otherwise

     -    The next date values are calculated.

RESERVATION OF RIGHTS

If a transfer causes your Account Value in the One Year Fixed Account Option or a Variable Account Option to fall below $500, we may transfer the remaining Account Value in the same proportions as your transfer request.

We may defer any transfer from the One Year Fixed Account Option to the Variable Account Options for up to six months.

DOLLAR COST AVERAGING PROGRAM

You may elect the Dollar Cost Averaging Program which permits the systematic transfer of your Account Value from a Fixed Account Option or the Money Market I Division to one or more Variable Account Options, not including the Money Market I Division. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the effect of market fluctuations. We currently provide four Fixed Account Options, two of which, the DCA One Year Fixed Account and the DCA Six Month Fixed Account, are available only for dollar cost averaging.

We determine the amount of transfers from a DCA Fixed Account Option or the Money Market I Division by dividing the Purchase Payments allocated to that DCA Fixed Account Option or the Money Market I Division by a factor based on the number of months remaining in the term. Transfers from a DCA Fixed Account Option or the

Money Market I Division are only available on a monthly basis. We require that you specify each allocation to a Variable Account Option, not including the Money Market I Division, in whole percentages using a maximum of 10 Variable Account options. The minimum amount to be transferred into a Variable Account Option is 10% of the entire amount transferred.

We will transfer your entire Account Value in a DCA Fixed Account Option by the expiration of its term. The minimum amount to be transferred under the Dollar Cost Averaging Program is $250 per transfer. We currently do not permit transfers to either DCA Fixed Account Option from the Variable Account Options or the One Year Fixed Account Option. Transfers from either DCA Fixed Account Option may only be made under the Dollar Cost Averaging Program.

You may enroll in dollar cost averaging for the DCA Fixed Account Options only when you make your initial or subsequent Purchase Payments. However, you may enroll in dollar cost averaging for the Money Market I Division at any time. There is no charge for dollar cost averaging. We do not take into account transfers made pursuant to the Dollar Cost Averaging Program in assessing any transfer fee.

The chart below explains the different Account Options you may choose if you elect to participate in the Dollar Cost Averaging Program offered by the
Contract:









ACCOUNT OPTION                          FREQUENCY OF TRANSFERS                            OTHER RESTRICTIONS
----------------------------------   ------------------------------   --------------------------------------------------
DCA One Year Fixed Account           Monthly, for a 12 month period   You may only participate at the time that Purchase Payments are made

DCA Six Month Fixed Account Option   Monthly, for a 6 month period    You may only participate at the time that Purchase Payments are made

Money Market Division               Monthly                           You must remain in this  account option for the Dollar
                                                                      Cost Averaging Program for at least a 12 month period.



(1) You will not be permitted to transfer Account Value into a DCA Fixed Account Option once the entire Account Value has been transferred out of a DCA Fixed Account Option.

(2) The Dollar Cost Averaging Program will only apply to the Purchase Payment portion of your Account Value.

PORTFOLIO REBALANCING PROGRAM

From time to time, we will make available a portfolio rebalancing program which provides for periodic pre-authorized automatic transfers among the Variable Account Options pursuant to your written allocation instructions. We will make such transfers to maintain a specified percentage allocation of Account Value among the Variable Account Options as selected by you. We require each allocation to a Variable Account Option equal at least 1% of Account Value.

The portfolio rebalancing program will begin on the date that your request for portfolio rebalancing is received by us at the Annuity Service Center. You may select rebalancing to occur on a monthly, quarterly, semi-annual, or annual basis, and currently, all Variable Account Options are available for portfolio rebalancing. The Fixed Account Options do not participate in portfolio rebalancing.

There is no charge for portfolio rebalancing. We do not take into account transfers made pursuant to the Portfolio Rebalancing Program in assessing any transfer fee.

DURING THE PAYOUT PERIOD

During the Payout Period, transfers may be made between the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option. We will not permit transfers from any Fixed Account Option during the Payout Period. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred). The minimum amount to be transferred during the Payout Period is $250. Transfers during the Payout Period are permitted subject to the following limitations:

ACCOUNT OPTION  % OF ACCOUNT VALUE                FREQUENCY                              OTHER RESTRICTIONS(2)
--------------  -------------------  -----------------------------------  ---------------------------------------------------

Variable:       Up to 100%           Unlimited among Variable             The minimum amount to be transferred is
                                     Account Options (1). Once per        250 or the entire amount in the Variable
                                     year if the transfer is made to the  Account Option if less. The minimum amount
                                     One Year Fixed Account Option        which must remain in the Variable Account
                                                                          Option after transfer is $500 or $0 if the entire
                                                                          amount of the Variable Account Option is
                                                                          transferred.

 Fixed:         Not permitted        --                                   --

----------
(1) The Company may change the number of transfers permitted to no more than six (6) transfers per year during the Payout Period.

(2) The Company may impose a transfer fee of $25 or 2% of the amount transferred for each transfer above six (6) transfers per year.

FEES AND CHARGES

By investing in the Contract, you may be subject to these basic types of fees and charges:

     -    Account Maintenance Fee

     -    Surrender Charge

     -    Premium Tax Charge

     -    Separate Account Charges

     -    Optional Separate Account Charges

     -    Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the "Fee Tables." More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund.

In addition to the charges listed above, certain charges which may apply to the MVA Option are discussed at the end of this section under "Market Value Adjustment."

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $30 will be deducted on each Contract Anniversary from your Account Value. If all your money in the Contract is withdrawn, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account and Fixed Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account and Fixed Account Options. This includes the expense for establishing and maintaining the record keeping for your Contract.

During the Purchase Period, if your Account Value on a Contract Anniversary is at least $40,000, we will waive the account maintenance fee for that Contract Year.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see the "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

Amount of Surrender Charge

A surrender charge may not be greater than:

NUMBER OF YEARS SINCE DATE OF PURCHASE PAYMENTS   CHARGE AS PERCENTAGE OF PURCHASE PAYMENT WITHDRAWN
-----------------------------------------------   ---------------------------------------------------
                    1                                                  5%
                    2                                                  5%
                    3                                                  5%
                    4                                                  4%
                    5                                                  3%
                    6                                                  2%
                    7                                                  1%
                    8+                                                 0%

10% FREE WITHDRAWAL

For each Contract Year after the first Contract Year, up to 10% of the Account Value, determined as of the immediately preceding Contract Anniversary (or if during the first Contract Year, the date the Contract is issued) may be withdrawn once each Contract Year without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value, determined as of the immediately preceding Contract Anniversary.

If a surrender charge is applied to all or part of a Purchase Payment, then your Purchase Payment (or portion thereof) will be considered withdrawn, and no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

The 10% free withdrawal requires a minimum withdrawal of $100, or if less, the entire Account Value. The minimum amount which must remain in each Division in which you are invested, after a withdrawal, is $500.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:


     -    To death benefits;

     -    To Payout Payments;

     - To surrenders (full or partial) under certain Contracts issued in connection with Code section 403(b); and

     - To partial surrenders through the Systematic Withdrawal Program, in lieu of the 10% free withdrawal, during the first Contract Year, see the "Surrender of Account Value" section of this prospectus.

Additionally, if the Extended Care Waiver Endorsement is available in your state, no surrender charge will apply to a surrender (full or partial), made during any period of time that the Contract Owner is continuously confined for 90 days or more in a hospital or state-licensed in-patient nursing facility. Confinement cannot begin until at least one year after the date that your Contract is issued. You must give us a written request for each surrender (full or partial), with proof of confinement, within 91 days of the last day that extended care was received, or while the extended care is ongoing. If the Extended Care Waiver Endorsement is available in your state, it will automatically be attached to your Contract. You do not need to elect it. There is no additional charge for the Extended Care Waiver Endorsement.

MARKET VALUE ADJUSTMENT

Under the MVA Option you may establish one or more MVA Bands with a minimum amount required to be invested in each MVA Band, as described in the "MVA Option" section of this prospectus. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA Term. We guarantee that your MVA Option will earn at least the lowest minimum interest rate applicable to any of the Fixed Account Options in the Contract.

While any withdrawal from the Contract will generally be subject to a surrender charge if the amount of the withdrawal exceeds the amount of the free withdrawal amount permitted under your Contract, withdrawals or transfers from an MVA Band prior to the end of an MVA Term will always be subject to a Market Value Adjustment, unless an exception applies. The Market Value Adjustment may increase or reduce the amount withdrawn or transferred, based upon the differences in selected interest rates at the time that the MVA Band was established and at the time of the withdrawal or transfer. For example, if your MVA Term is five years, and you withdraw all or a portion of your Account Value from the MVA Band before the five year MVA Term ends, your withdrawal amount may be more or less than before the withdrawal because of the Market Value Adjustment. However, we guarantee that any reduction in the amount withdrawn or transferred will not be below the amount initially invested in the MVA Band plus the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

The Market Value Adjustment applies independently of surrender charges, and can still apply even if the withdrawal is within the free withdrawal amount. See the "Systematic Withdrawal Program" under the "Surrender of Account Value" section of this prospectus. The Market Value Adjustment will not apply upon the Contract Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. The Market Value Adjustment may be waived for distributions that are required under your Contract. The Market Value Adjustment will also be waived for 30 days following the end of an MVA Term.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%.

The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, we will deduct such tax against Account Value in a manner determined by us in compliance with applicable state law. We may deduct an amount for premium taxes either upon:

     -    receipt of the Purchase Payments;

     -    the commencement of Payout Payments;

     -    surrender (full or partial); or

     -    the payment of death benefit proceeds.


SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee and an administration fee applied to A.G. Separate Account A. These are daily charges at annualized rates of 1.25% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A. Each charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contract. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contract, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee and on the administration fee. The administration fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing (including but not limited to enrollment and Contract Owner education).

For more information about the mortality and expense risk fee and administration fee, see the Fee Tables in this prospectus.

OPTIONAL SEPARATE ACCOUNT CHARGES

Optional Death Benefit Charges

At the time that your Contract is issued, you may choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit, in place of the Standard Death Benefit offered in the Contract. During the Purchase Period there will be an additional charge if you choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit. We take these charges from your Variable Account Options on a daily basis. These charges are at annualized rates of 0.05% for the Enhanced Death Benefit or 0.10% for the Annual Step-Up Death Benefit. Each charge is guaranteed and cannot be increased by the Company. The charges for the optional death benefits are to compensate the Company for assuming the mortality risks associated with these options. The mortality risk that the Company assumes is the obligation to provide a higher death benefit payment than the Standard Death Benefit. There is no charge for the Standard Death Benefit. For more information about the optional death benefits, see the "Death Benefit" section of this prospectus.

The Company may make a profit on the optional death benefit charges. For more information on the optional death benefit charges, see the "Fee Table" in this prospectus.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than the Company or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Such withdrawals will be identified on applicable participant account reports.

PAYOUT PERIOD

The Payout Period begins when you decide to withdraw your money in a steady stream of Payout Payments. You select the date to begin the Payout Period, the payout date. You may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

     -    Type and duration of Payout Option chosen;

     -    Your age or your age and the age of your survivor(1);

     -    Your gender or your gender and the gender of your survivor(1,2);

     -    The portion of your Account Value being applied; and

     -    The payout rate being applied and the frequency of the payments.

____________

(1)  This applies only to joint and survivor payouts.

(2)  Not applicable for certain Contracts.

VARIABLE PAYOUT

With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an Assumed Investment Rate of 3% is used. If the net investment experience of the Variable Account Option exceeds the Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a Combination Fixed and Variable Payout, you may choose:

     -    From your existing Variable Account Options (payments will vary);
          with a

     -    Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE

The Payout Date is the date elected by you on which your Payout Payments will start and is subject to our approval. The Payout Date must be at least five years after the date that the Contract is issued. You may change the Payout Date subject to our approval. We will notify you of the approaching Payout Date 60 to 90 days prior to such date. Unless you select a Payout Date, we will automatically extend the Payout Date to begin at the later of when you attain age 85 or ten years after we issue the Contract. Generally, for Qualified Contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. However, the date may be later for participants in 403(b) plans. Nonqualified annuities do not have a specific age requirement. For additional information on the minimum distribution rules that apply to payments under IRA or 403(b) plans, see the "Federal Tax Matters" section in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

     - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

     - LIFE WITH PERIOD CERTAIN -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

     - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your joint annuitant. Upon the death of either you or your joint annuitant, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment. Additionally, it would be possible for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

For more information about Payout Options available under the Contract, see the SAI.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy because of the investment returns of the underlying mutual funds in which the Variable Account Options are invested. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception under federal tax law. See the "Federal Tax Matters" section in this prospectus.

Your Payment Option should be selected at least 15 days before your Payout Date. If such selection is not made and state or federal law does not require the selection of the Joint and Survivor Life Option:

     -    Payments will be made under the Life with Period Certain Option;

     -    The payments will be guaranteed for a 10 year period;

     -    The payments will be based on the allocation used for your Account
          Value;

     - The One Year Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis; and

     - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.


Most Payout Payments are made monthly; however, Payout Payments may also be made as quarterly, semi-annual or annual installments. If you have chosen either a Fixed or Variable Payout Option and if the amount of your payment is less than $200, we reserve the right to reduce the number of payments made each year so each of your payments is at least $200. If you have chosen a combination of Fixed and Variable Payout Options and the amount of your payment is less than $100, we reserve the right to reduce the number of payments made each year so each of your payments is at least $100.

SURRENDER OF ACCOUNT VALUE

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

     -    allowed under federal and state law; and

     -    allowed under your retirement plan.

For an explanation of charges that may apply if you surrender your Account Value, see the "Fees and Charges" section in this prospectus.

You may be subject to a 10% federal tax penalty for partial or total surrenders made before age 59 1/2, see the "Federal Tax Matters" section in this prospectus.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered at any time can be determined as follows:

Allowed Surrender Value    =(EQUALS)               Your Account Value(1)
                                                         -(MINUS)
                                                Any Applicable Surrender Charge,
                                      any applicable taxes and Account Maintenance Fee.

----------
(1) Equals the Account Value next computed after your properly completed request for surrender is received at the Annuity Service Center.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at the Annuity Service Center. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

If we receive a surrender for a Purchase Payment which has not cleared the banking system, we may delay payment of that portion of your Surrender Value until the check clears.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

PARTIAL SURRENDER

You may request a partial surrender of your Account Value at any time during the Purchase Period. A partial surrender plus any surrender charge will reduce your Account Value.

To process your partial surrender, you may specify the Account Value that should be deducted from each investment option. If you fail to provide us with this information, we may deduct the partial surrender from each investment option in which your Account Value is held on a pro rata basis.

The minimum partial surrender we will allow is $500 or your entire Account Value, if less.

We reserve the right to defer the payment of a partial surrender from the One Year Fixed Account Option for up to six months. We currently do not permit partial surrenders from the DCA Fixed Account Options.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program allows you to make withdrawals in a Contract Year of up to 10% of your Account Value without the imposition of a surrender charge. If you withdraw more than 10% of your Account Value, you will be subject to a surrender charge. Account Value, for purposes of the Systematic Withdrawal Program, is determined as of the immediately preceding Contract Anniversary or, if during the first Contract Year, the date we issue you the Contract. See the "Fees and Charges" section in this prospectus.

If within seven years of a Purchase Payment, you withdraw more than 10% of your Account Value, then you will not be allowed to retain the 1% Bonus. This provision is not applicable in the states of New Jersey and Oregon. See the "Purchase Period" section in this prospectus.

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your Contract. Withdrawals using this method are eligible for the 10% free withdrawal privilege each Contract Year. The Systematic Withdrawal Program provides for:

     -    Payments to be made to you;

     -    Payments over a stated period of time;

     -    Payments of a stated yearly dollar amount or percentage.

We may require a minimum withdrawal of $100 per withdrawal under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Option or the Fixed Account Option that you selected. A systematic withdrawal election may be changed or revoked at no charge. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL LAW

See the "Federal Tax Matters" section in this prospectus and in the SAI for more information about required distributions imposed by federal tax law.

For an explanation of possible adverse tax consequences of a surrender, see the "Federal Tax Matters" section in this prospectus and in the SAI.

DEATH BENEFITS

The Contract will pay a death benefit during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

     -    In a lump sum; or

     - Payment of the entire death benefit within 5 years of the date of death; or

     - In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

PROOF OF DEATH

We accept the following as proof of any person's death:

     -    a certified death certificate;

     - a certified decree of a court of competent jurisdiction as to the finding of death;

     - a written statement by a medical doctor who attended the deceased at the time of death; or

     -    any other proof satisfactory to us.

Once we have paid the death proceeds, the Contract terminates, and our obligations are complete.

SPECIAL INFORMATION FOR NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract are not the same person. If this is the case, and the Contract Owner dies, death benefits must be paid:


     -    commencing within 5 years of the date of death; or

     -    beginning within 1 year of the date of death under:

     -    a life annuity with or without a period certain, or

     - an annuity for a designated period not extending beyond the life expectancy of the Beneficiary.

IMPORTANT INFORMATION FOR BENEFICIARIES WHO ELECT TO DEFER PAYMENT

The Account Value on the date both proof of death and the election method are received by the Company at its Annuity Service Center will be transferred to the One Year Fixed Account and will remain in the One Year Fixed Account until all funds are withdrawn.

JOINT OWNER SPOUSAL ELECTION INFORMATION

The Beneficiary will receive the Death Benefit payout if:

     -    the Contract Owner dies before the Payout Date, or

     -    the Annuitant dies during the Annuity Period.

If the Annuitant dies before the Annuity date, the Owner may designate a new Annuitant or become the Annuitant.

With regard to joint Owners of a nonqualified Contract, the Death Benefit is payable upon the death of either Owner during the Purchase Period. However, in the event of your death where the sole Beneficiary of the nonqualified Contract is your spouse, your spouse may continue the Contract as Owner, in lieu of receiving the Death Benefit.

DURING THE PURCHASE PERIOD

Three types of death benefits are available if death occurs during the Purchase
Period: the Standard Death Benefit, the Enhanced Death Benefit or the Annual Step-Up Death Benefit. The Enhanced Death Benefit or the Annual Step-Up Death Benefit can only be chosen at the time that the Contract is issued. If you do not make a choice of death benefit at the time that the Contract is issued then you will automatically be given the Standard Death Benefit.

You will be required to pay a charge if you choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit. All of the optional death benefits are subject to state availability. There is no charge for the Standard Death Benefit offered by the Contract.

Once selected, the Enhanced Death Benefit or Annual Step-Up Death Benefit may not be cancelled.

STANDARD DEATH BENEFIT

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

     - Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account Options)
          - (MINUS)
          Amount of all prior withdrawals and charges; OR

     - The greatest Account Value on any prior seventh Contract Anniversary plus any Purchase Payments made after such Contract
          Anniversary
          - (MINUS)
          Amount of all prior withdrawals and charges.

If death occurs at the age of 85 or older, then the Death Benefit during the Purchase Period will be:

     Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center.

ENHANCED DEATH BENEFIT

You will be charged a fee for choosing the Enhanced Death Benefit. See the "Fees and Charges" section in this prospectus.

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

     - Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account
          Options)
          - (MINUS)
          Amount of all prior withdrawals and charges;

     - The greatest Account Value on any prior seventh Contract Anniversary plus any purchase Payments made after such Contract Anniversary
          - (MINUS)
          Amount of all prior withdrawals and charges made after such Contract Anniversary; OR

     - The total amount of Purchase Payments made up to the date of death accumulated at a 3% interest rate each year
          - (MINUS)
          Amount of all prior withdrawals and charges accumulated at a 3% interest rate each year, not to exceed 200% of total Purchase Payments made minus all prior withdrawals and any surrender charges.

If death occurs on or after your 85th birthday and before your 90th birthday, then the Death Benefit during the Purchase Period will be the greater of the first three bullet points above. If death occurs at the age of 90 or older, then the Death Benefit during the Purchase Period will be the first bullet point above. However, the charge for the Enhanced Death Benefit will still be deducted.

ANNUAL STEP-UP DEATH BENEFIT

You will be charged a fee for choosing the Annual Step-Up Death Benefit. See the "Fees and Charges" section in this prospectus.

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:


     - Your Account Value on the date of proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account
          Options)
          - (MINUS)
          Amount of all prior withdrawals and charges; OR

     - The greatest Account Value on any prior Contract Anniversary plus any purchase Payments made after such Contract Anniversary.
          - (MINUS)
          Amount of all prior withdrawals and charges made after such Contract Anniversary.

If death occurs at the age of 85 or older, then the Death Benefit during the Purchase Period will be the first bullet point above. However, the charge for the Annual Step-Up Death Benefit will still be deducted.

DURING THE PAYOUT PERIOD

If the Annuitant dies during the Payout Period, your Beneficiary may receive any continuing payments under the Payout Option that you selected. The Payout Options available in the Contract are described in the "Payout Period" section of this prospectus.

OTHER CONTRACT FEATURES

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

The right to name or change a Beneficiary may be subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations.

If the Contract Owner dies, and there is no Beneficiary, any death benefit will be payable to the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CANCELLATION - THE 10 DAY "FREE LOOK"

You may cancel the Contract by returning it to the Company within 10 days after delivery. A longer period will be allowed if required under state law. A refund will be made to you within 7 days after receipt of the Contract within the required period. The refund amount will be your Purchase Payments, adjusted to reflect (1) investment experience and (2) any Fees and Charges which have been deducted. See the "Purchase Period -- Right to Return" and "Purchase Period -- 1% Bonus" sections in this prospectus.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:

     -    amend the Contract to conform with substitutions of investments;

     -    amend the Contract to comply with tax or other laws;

     - operate A.G. Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee or in any other form permitted by law;

     - deregister A.G. Separate Account A under the 1940 Act, if registration is no longer required;

     -    reflect a change in A.G. Separate Account A or any Division;

     -    create new separate accounts;

     - transfer any assets in any Division to another Division, or to one or more separate accounts, or to the One Year Fixed Account;

     - add, combine or remove Divisions in A.G. Separate Account A, or combine A.G. Separate Account A with another separate account;

     -    add additional Fixed Account Options;

     -    make any new Division available to you on a basis we determine;

     - change the way in which certain fees are calculated and deducted, without changing the amount of the fee itself;

     - commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state law that applies; or

     -    make any changes required to comply with the rules of any Fund.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

DEFERRING PAYMENTS

We reserve the right to defer payment of any surrender, payout payment, or death proceeds out of the Account Value if:


     - the Exchange is closed other than for customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC;

     - the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Account Value; or

     -    the SEC by order permits the delay for the protection of Contract
          Owners.

We may also postpone transfers and allocations of Account Value under these circumstances.

VOTING RIGHTS

As discussed in the "About A.G. Separate Account A" section of this prospectus, A.G. Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Contract Owner, you may be entitled to give voting instructions to us as to how A.G. Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholder meeting is held.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct A.G. Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contract was issued in connection with a nonqualified unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or After a Death Benefit has been paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

A.G. Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. A.G. Separate Account A will vote the shares of the Funds it holds for which it receives no voting instructions in the same proportion as the shares for which voting instructions have been received.

The Company will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from Contract Owners.

In the future, we may decide how to vote the shares of A.G. Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

     - Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

     - Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

     -    Section 408(b) traditional IRAs;

     -    Section 408A Roth IRAs;

     - Section 457 deferred compensation plans of governmental and tax-exempt employers;

     -    Section 408(k) SEPs and SARSEPs; and

     -    Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA").


The Small Business Jobs Act of 2010 subsequently added the ability for in-Plan Roth conversions in certain employer-sponsored plans which otherwise include or permit Roth accounts.


In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of the Company and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As noted previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of the Company and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers were made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, all Contracts that have received plan contributions after 2004 are required to be included in the plan and in the plan's administrative coordination, even if the Contract is no longer permitted to receive new contributions and/or transfers. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.




LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                               Page
General Information                              2
Types of Variable Annuity Contracts              2
Variable Annuity Contract General Provisions     2
Federal Tax Matters                              3
Calculation of Surrender Charge                 12
Calculation of MVA Option                       15
Purchase Unit Value                             15
Payout Payments                                 16
Distribution of Variable Annuity Contracts      18
Experts                                         18
Comments on Financial Statements                19


                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                            A.G. SEPARATE ACCOUNT A
                    UNITS OF INTEREST UNDER FLEXIBLE PREMIUM
            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                      ELITEPLUS(R) BONUS VARIABLE ANNUITY
         ______________________________________________________________

                      STATEMENT OF ADDITIONAL INFORMATION
         ______________________________________________________________


                                FORM N-4 PART B
                                  MAY 1, 2011



This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for the Individual Flexible Premium Fixed and Variable Deferred Annuity Contracts dated May 1, 2011 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing Western National Life Insurance Company ("Company"), at 205 E. 10th Avenue, Amarillo, Texas 79101; 1-800-424-4990. Prospectuses are also available from registered sales representatives.


                               TABLE OF CONTENTS


General Information                                 2
Types of Variable Annuity Contracts                 2
Variable Annuity Contract General Provisions        2
Federal Tax Matters                                 3
Calculation of Surrender Charge                    13
Calculation of MVA Option                          15
Purchase Unit Value                                15
Payout Payments                                    16
Distribution of Variable Annuity Contracts         18
Experts                                            18
Comments on Financial Statements                   19

                              GENERAL INFORMATION

                                  THE COMPANY

     Western National Life Insurance Company develops, markets, and issues annuity products through niche distribution channels. We market single-premium deferred annuities to the savings and retirement markets, flexible-premium deferred annuities to the tax-qualified retirement market, and single-premium immediate annuities to the structured settlement and retirement markets. The Company distributes its annuity products primarily through financial institutions, general agents and specialty brokers. On March 30, 2009, the Company changed its name from AIG Annuity Insurance Company to Western National Life Insurance Company ("the Company").

                      TYPES OF VARIABLE ANNUITY CONTRACTS

     The Contracts are no longer offered for sale. Previously, the Company offered flexible payment deferred annuity Contracts.

     Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     The majority of these Contracts were sold to individuals through financial institutions in the nonqualified market. A smaller number of these Contracts were sold in the qualified market through 403(b) plans and certain IRA situations.

     The Contracts are non-participating and will not share in any of the profits of the Company.

                  VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS

     THE CONTRACT: The entire Contract consists of the Contract, the Application, if any, and any riders or endorsements attached to the Contract. The Contract may be changed or altered only by an authorized officer of the Company. A change or alteration must be made in writing.

     MISSTATEMENT OF AGE OR SEX: If the age or sex of any Annuitant has been misstated, any Annuity benefits payable will be the Annuity benefits provided by the correct age or sex. After Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.

     MODIFICATION: The Contract may be modified in order to maintain compliance with applicable state and federal law. When required, the Company will obtain the Contract Owner's approval of changes and gain approval from appropriate regulatory authorities.

     NON-PARTICIPATING: The Contract will not share in any distribution of dividends.

     EVIDENCE OF SURVIVAL: The Company may require satisfactory evidence of continued survival of any person(s) on whose life Annuity Payments are based.

     PROOF OF AGE: The Company may require evidence of age of any Annuitant or Contract Owner.

     PROTECTION OF PROCEEDS: To the extent permitted by law, death benefits and annuity payments shall be free from legal process and the claim of any creditor if the person is entitled to them under the Contract. No payment and no amount under the Contract can be taken or assigned in advance of its payment date unless the Company receives the Contract Owner's written consent.

     REPORTS: At least once each calendar year, the Company will furnish the Contract Owner with a report showing the Contract Value as of a date not more than four months prior to the date of mailing, and will provide any other information as may be required by law. Reports will be sent to the last known address of the Contract Owner.

     TAXES: Any taxes paid to any governmental entity relating to the Contract will be deducted from the Purchase Payment or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of annuity payments. The Company may, in its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company will deduct any withholding taxes required by applicable law.

     REGULATORY REQUIREMENTS: All values payable under the Contract, including any paid-up annuity, cash withdrawal or death benefits that may be available, will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.

                              FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

     This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

     It is the opinion of the Company and its tax counsel that a Qualified Contract described in section 401(a), 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

     In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of the Company and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

     It is also the opinion of the Company and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

     For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).


PENSION LEGISLATION


For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. However, these changes were made permanent by the Pension Protection Act of 2006 ("PPA"). Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.


     The Small Business Jobs Act of 2010 subsequently added the ability for in-plan Roth conversions in certain employer-sponsored plans which otherwise include or permit designated Roth accounts.


TAX CONSEQUENCES OF PURCHASE PAYMENTS


     403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions and met certain other conditions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion, however, does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.



     For 2011, your elective deferrals are generally limited to $16,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $49,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.



     401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.



     408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2011, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and generally fully deductible in 2011 only by individuals who:


     (i) are not active Participants in another retirement plan, and are not married;


     (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $169,000;


     (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $56,000; or


     (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $90,000.


     Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $10,000 or 100% of the working spouse's earned income, and no more than $5,000 may be contributed to either spouse's IRA for any year. The $10,000 limit increases to $12,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

     You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

     (i) the lesser of $5,000 ($6,000 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $12,000 if you are both age 50 or older) or 100% of compensation, over

     (ii)  your applicable IRA deduction limit.

     You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


     408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2011, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and a full contribution may be made only by individuals who:



     (i)   are unmarried and have adjusted gross income of less than $107,000;
           or



     (ii) are married and filing jointly, and have adjusted gross income of less than $169,000



     The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $169,000 and $179,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $179,000. Similarly, the contribution is reduced for those who are single with modified AGI between $107,000 and $122,000, with no contribution for singles with modified AGI over $122,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


     All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.


     457(b) Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and are independent contractors.



     This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2011, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $16,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


     The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


     Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2011, the employer may contribute up to 25% of your compensation or $49,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

     Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 2011, these salary reductions may not exceed $16,500. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.



     SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2011, employee salary reduction contributions cannot exceed $11,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


     Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of A.G. Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

     Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

     An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

     403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1)     attainment of age 59  1/2;

(2)     severance from employment;

(3)     death;

(4)     disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

     Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will not be eligible for a hardship distribution.

     As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)     distributions of Roth 403(b) contributions;

(2)     qualified distributions of earnings on Roth 403(b) contributions and,

(3)     other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. Distributions of earnings on Roth 403(b) contributions are "qualified", if made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.


     401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.


     408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

     408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.


     457(b) Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.


     Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

     Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from the Company (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

     The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

     403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

     (1)  death;

     (2)  disability;

     (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

     (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

     (4) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

     Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

     Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

     (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

     (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

     (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

     408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.


     457(b) Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

     Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

     (1)  to a Beneficiary on or after the Contract Owner's death;

     (2)  upon the Contract Owner's disability;

     (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

     (4)  made under an immediate annuity contract, or

     (5)  allocable to Purchase Payments made before August 14, 1982.

SPECIAL  TAX  CONSEQUENCES  --  REQUIRED  DISTRIBUTIONS

403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year. However, The Worker, Retiree, and Employer Recovery Act of 2008, suspended the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any subsequent suspension for 2010 or later years.

     Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

     (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

     (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

     The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b) (10).

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

     A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLock or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLock living benefit or other enhanced benefit and may increase the amount of the required minimum distribution.

     401(a)/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.


     408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

     (1)  there is no exception for pre-1987 amounts; and

     (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

     A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

     408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

     A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


     457(b) Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs. Although the Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans, the suspension does not apply to 457(b) plans of tax-exempt employers and employees in those plans were required to take required minimum distribution for the 2009 tax year, and we are not aware of any subsequent suspension for 2010 or later years.


     Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

     At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES (PLEASE SEE THE EGTRRA INFORMATION ABOVE)

     403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

     408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a)/(k) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

     408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA by individuals who:

     (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

     (ii) are  not  married  filing  separately.

     Beginning in 2010, this income limit on rollovers to Roth IRAs will be lifted. Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.

     408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.


     457(b) Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.


     Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.


EFFECT OF TAX-DEFERRED ACCUMULATIONS



The chart below compares the results from contributions made to:



     - A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);



     - A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and



     -    Taxable  accounts  such  as  savings  accounts.

                                   [BAR CHART]



This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.



Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.



To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.



By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                                                               Tax-Favored
                                                           Retirement Program    Taxable Account
Annual amount available for savings before federal taxes  $    2,400             $          2,400
Current federal income tax due on Purchase Payments                0             $           (600)
Net retirement plan Purchase Payments                     $    2,400             $          1,800


This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.


                        CALCULATION OF SURRENDER CHARGE

     The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER


                    TRANSACTION HISTORY
------------------------------------------------------
       DATE          TRANSACTION                AMOUNT
-------------------  -----------------------    -------
             2/1/96  Purchase Payment         $10,000
             2/1/97  Purchase Payment           5,000
             2/1/98  Purchase Payment          15,000
             2/1/99  Purchase Payment           2,000
             2/1/00  Purchase Payment           3,000
             2/1/01  Purchase Payment           4,000
             2/1/01  Purchase Payment           1,000
                                              -------
             7/1/01  Total Purchase Payments   40,000
                     (Assumes Account Value is $50,000)

     Assume the Account Value at the time of full withdrawal is $50,000 (7/1/01), and the Account Value on the previous anniversary (2/1/98) was $45,000. 10% of $45,000 ($4,500) is not subject to Surrender Charge. Assume that the 1% Bonus has not been credited to any Purchase Payments.

     The total Surrender Charge is:

     (10,000 -- 4,500) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% + 3,000 * 5%
     + 4,000 * 5% + 1,000 * 5% = $1,085*

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL SURRENDER

                TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

DATE                        TRANSACTION                         AMOUNT
--------------------------  ----------------------------------  -------
2/1/96                      Purchase Payment                    $10,000
2/1/97                      Purchase Payment                      5,000
2/1/98                      Purchase Payment                     15,000
2/1/99                      Purchase Payment                      2,000
2/1/00                      Purchase Payment                      3,000
2/1/01                      Purchase Payment                      4,000
2/1/01                      Purchase Payment                      1,000
                                                                -------
7/1/01                      10% Partial Surrender                 4,000
                            (Assumes Account Value is $40,000)
8/1/01                      Full Surrender

     a. Since this is the first partial surrender in this Participant year, calculate free withdrawal amount (10% of the value as of 2/1/01).

          10% * 40,000 = $4,000 (no charge on this 10% withdrawal)

     b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated is $40,000 -- $4,000 = $36,000

     c.   The Surrender Charge is

          (10,000 -- 4,000) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% + 3,000
          *  5%  +  4,000  *  5%  +  1,000  *  5%  =  $1,090.*

     d.   Assume that the $30 Account Maintenance Charge does not apply.

     e.   Assume that the 1% Bonus has not been credited to any Purchase
          Payments.

----------
*   These calculations refer to the following surrender charge table:

NUMBER OF YEARS SINCE DATE OF PURCHASE PAYMENT  CHARGE AS PERCENTAGE OF PURCHASE PAYMENT WITHDRAWN
----------------------------------------------  --------------------------------------------------
                 1                                                  5%
                 2                                                  5%
                 3                                                  5%
                 4                                                  4%
                 5                                                  3%
                 6                                                  2%
                 7                                                  1%
                8+                                                  0%

                           CALCULATION OF MVA OPTION

     The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

     The market value adjustment is determined by the formula below, using the following factors:

     (1) A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

     (2) B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

     (3) N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

     (4) The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

     The market value adjustment will equal:

     The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                          [(1+A)/(1+B+0.005)](N/12)--1

     The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

     Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

     We guarantee that any reduction in the amount withdrawn or transferred will not be below the amount initially invested in the MVA Band plus the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

                              PURCHASE UNIT VALUE

     Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

     Gross Investment Rate
  =  (EQUALS)
     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.

  /  (DIVIDED BY)
     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

      Net Investment Rate
 =    (EQUALS)
      Gross Investment Rate (calculated in Step 1)
 -    (MINUS)
      Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

     Purchase Unit Value for that day.
 =   (EQUALS)
     Purchase Unit Value for immediate preceding day.
 x   (MULTIPLIED BY)
     Net Investment Rate (as calculated in Step 2) plus 1.00.

The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

1. Purchase Unit value, beginning of period                                  $   1.800000
2. Value of Fund share, beginning of period                                  $  21.200000
3. Change in value of Fund share                                             $    .500000
4. Gross investment return (3)/(2)                                                .023585
5. Daily separate account fee*                                                    .000025
                                                                               ----------
*Mortality and expense risk fee and administration and distribution fee of
0.90% per annum used for illustrative purposes (assumes that no optional separate account charges are deducted).
6. Net investment return (4)--(5)                                                 .023560
                                                                               ----------
7. Net investment factor 1.000000+(6)                                            1.023560
                                                                               ----------
8. Purchase Unit value, end of period (1)x(7)                                    1.842408
                                                                               ----------

ILLUSTRATION OF PURCHASE OF PURCHASE UNITS

1. First Periodic Purchase Payment                                           $      100.00
2. Purchase Unit value on effective date of purchase (see Example 3)         $    1.800000
3. Number of Purchase Units purchased (1)/(2)                                       55.556
4. Purchase Unit value for valuation date following purchase (see Example 3) $    1.842408
                                                                                 ---------
5. Value of Purchase Units in account for valuation date following
purchase (3)x(4)                                                             $      102.36
                                                                                 ---------

                                PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of A.G. Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

     The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout

Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

          The Contracts contain tables indicating the dollar amount of the first Payout Payment under each payout option for each $1,000 of Account Value
(after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%.

          The portion of the first monthly variable Payout Payment derived from a Division of A.G. Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

          In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

          Therefore, the dollar amount of variable Payout Payments after the first will vary with the amount by which the net investment return is greater or less than 3% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first three payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

     The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

1. Payout Unit value, beginning of period            $.980000
2. Net investment factor for Period (see Example 3)  1.023558
3. Daily adjustment for 3% Assumed Investment Rate    .999906
4. (2)x(3)                                           1.023462
5. Payout Unit value, end of period (1)x(4)          $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

1. Number of Purchase Units at Payout Date                       10,000.00
2. Purchase Unit value (see Example 3)                        $   1.800000
3. Account Value of Contract (1)x(2)                          $  18,000.00
4. First monthly Payout Payment per $1,000 of Account Value   $       5.63
5. First monthly Payout Payment (3)x(4)/ 1,000                $     101.34
6. Payout Unit value (see Example 10)                         $    .980000
7. Number of Payout Units (5)/(6)                                  103.408
8. Assume Payout Unit value for second month equal to         $    .997000
9. Second monthly Payout Payment (7)x(8)                      $     103.10
10. Assume Payout Unit value for third month equal to         $    .953000
11. Third monthly Payout Payment (7)x(10)                     $      98.55

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified the Contracts for sale in 47 states and the District of Columbia.

     The Contracts have been sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). In some cases the broker-dealers are exempt from registration. The principal underwriter for A.G. Separate Account A is American General Distributors, Inc. ("Distributor"). Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. Distributor is a Delaware corporation organized in 1994 and is a member of FINRA.

     The broker-dealers whose agents sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. The Company may from time to time pay a trail commission to the licensed agents who sell the Contracts. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.)


     Pursuant to its underwriting agreement with Distributor and A.G. Separate Account A, the Company reimburses Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 2008, 2009 and 2010 were, $56,349, $30,134 and $37,748.64 respectively. The Distributor retained $0 in Commissions for these same years.


                                    EXPERTS


     The consolidated financial statements of Western National Life Insurance Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of Western National Life Insurance Company A.G. Separate Account A as of December 31, 2010 and for each of the two years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678.



AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION



     On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the

Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


                        COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of Western National Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                        Numbers
                                                                        -------

Report of Independent Registered Public Accounting Firm                    1

Consolidated Balance Sheets - December 31, 2010 and 2009                2 to 3

Consolidated Statements of Income (Loss) - Years Ended December 31,
  2010, 2009 and 2008                                                      4

Consolidated Statements of Comprehensive Income (Loss) - Years Ended
  December 31, 2010, 2009 and 2008                                         5

Consolidated Statements of Equity - Years Ended December 31, 2010,
  2009 and 2008                                                            6

Consolidated Statements of Cash Flows - Years Ended December 31, 2010,
  2009 and 2008                                                         7 to 8

Notes to Consolidated Financial Statements                              9 to 56

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Western National Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income (loss), of equity, and of cash flows present fairly, in all material respects, the financial position of Western National Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009.

PricewaterhouseCoopers LLP
Houston, Texas
April 29, 2010

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                             December 31,
                                                                            ---------------
                                                                             2010    2009
                                                                            ------- -------
                                                                             (In millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (cost: 2010--$34,385; 2009--$31,645)                                   $35,555 $31,633
   Hybrid securities, at fair value
     (cost: 2010--$; 2009--$4)                                                   --       3
   Fixed maturity securities, trading, at fair value
     (cost: 2010--$375; 2009--$362)                                             447     266
   Equity securities, available for sale, at fair value
     (cost: 2010--$29; 2009--$43)                                                55      67
   Mortgage and other loans receivable
     (net of allowance: 2010--$147; 2009--$215)                               2,396   2,427
   Policy loans                                                                  35      41
   Investment real estate                                                        27       6
   Partnerships and other invested assets                                     2,569   2,412
   Aircraft
     (net of accumulated depreciation: 2010--$404; 2009--$343)                  694     752
   Short-term investments (portion measured at fair value 2010--$1,790;
     2009--$4,195)                                                            3,831   5,564
   Derivative assets, at fair value                                              39      14
                                                                            ------- -------
Total investments                                                            45,648  43,185
Cash and cash equivalents                                                        10      11
Restricted cash                                                                  51      39
Accrued investment income                                                       374     351
Deferred policy acquisition costs and cost of insurance purchased             1,502   1,848
Deferred sales inducements                                                      441     547
Other assets                                                                     26      32
Separate accounts assets, at fair value                                          73      84
                                                                            ------- -------
TOTAL ASSETS                                                                $48,125 $46,097
                                                                            ======= =======

          See accompanying notes to consolidated financial statements

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                               December 31,
                                                             ----------------
                                                               2010      2009
                                                             -------   -------
                                                               (In millions,
                                                             except share data)
LIABILITIES AND EQUITY
Liabilities:
   Policyholder contract deposits                            $37,906   $37,652
   Future policy benefits                                      2,621     2,626
   Policy claims and benefits payable                              3         3
   Income taxes payable to Parent                                184       103
   Deferred income taxes payable                                 323       326
   Notes payable
       To affiliates, net                                        152       342
       To third parties, net                                     180        72
   Other liabilities                                             386       426
   Separate accounts liabilities                                  73        84
                                                             -------   -------
TOTAL LIABILITIES                                             41,828    41,634
                                                             -------   -------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 12)

EQUITY:
   Common stock, $50 par value, 100,000 shares
     authorized, 50,000 shares issued and outstanding              3         3
   Additional paid-in capital                                 12,272    12,271
   Accumulated deficit                                        (6,750)   (7,967)
   Accumulated other comprehensive income                        612         6
                                                             -------   -------
TOTAL SHAREHOLDER'S EQUITY                                     6,137     4,313
NONCONTROLLING INTEREST                                          160       150
                                                             -------   -------
TOTAL EQUITY                                                   6,297     4,463
                                                             -------   -------
TOTAL LIABILITIES AND EQUITY                                 $48,125   $46,097
                                                             =======   =======

          See accompanying notes to consolidated financial statements

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                                 Years ended December 31,
                                                                                -------------------------
                                                                                 2010     2009     2008
                                                                                ------  -------  --------
                                                                                      (In millions)
REVENUES:
   Premiums and other considerations                                            $   14  $    12  $     17
   Net investment income                                                         2,604    2,520     2,207
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale
         securities                                                               (251)    (958)   (3,185)
       Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in accumulated other
         comprehensive income (loss)                                               (61)     123        --
                                                                                ------  -------  --------
       Net other-than-temporary impairments on available for sale fixed
         maturity securities recognized in net income (loss)                      (312)    (835)   (3,185)
   Other realized investment gains (losses)                                        349     (259)   (7,725)
                                                                                ------  -------  --------
       Total net realized investment gains (losses)                                 37   (1,094)  (10,910)
   Fee income                                                                       25       73       120
       Other--Rental Income from aircraft operating leases                         106      108       108
                                                                                ------  -------  --------
TOTAL REVENUES                                                                   2,786    1,619    (8,458)
                                                                                ------  -------  --------
BENEFITS AND EXPENSES:
   Policyholders' benefits                                                          31       18        17
   Interest credited on policyholder contract deposits                           1,297    1,353     1,489
   Interest credited on future policy benefit                                      174      176       176
   Amortization of deferred policy acquisition costs and cost of insurance
     purchased                                                                     218      351      (270)
   Amortization of deferred sales inducements                                       94      114       (95)
   Interest on notes payable                                                        25       29        33
   Depreciation on aircraft                                                         60       63        60
   General and administrative expenses, net of deferrals                            62       76        84
   Commissions, net of deferrals                                                    14       13        18
   Goodwill impairment                                                              --       --       811
                                                                                ------  -------  --------
TOTAL BENEFITS AND EXPENSES                                                      1,975    2,193     2,323
                                                                                ------  -------  --------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                                  811     (574)  (10,781)

INCOME TAX EXPENSE (BENEFIT)                                                      (416)     (71)      225
                                                                                ------  -------  --------
NET INCOME (LOSS)                                                                1,227     (503)  (11,006)

LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST                     10       (3)       10
                                                                                ------  -------  --------
NET INCOME (LOSS) ATTRIBUTABLE TO WESTERN NATIONAL LIFE INSURANCE COMPANY       $1,217  $  (500) $(11,016)
                                                                                ======  =======  ========

          See accompanying notes to consolidated financial statements

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                             Years ended December 31,
                                                                            -------------------------
                                                                             2010     2009     2008
                                                                            ------  -------  --------
                                                                                  (In millions)
NET INCOME (LOSS)                                                           $1,227  $  (503) $(11,006)

OTHER COMPREHENSIVE INCOME (LOSS):

   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken--net of
     reclassification adjustments                                              218      447        --
   Deferred income tax expense on above changes                                (76)    (158)       --

   Net unrealized gains (losses) on all other invested assets arising
     during the current period--net of reclassification adjustments          1,124    3,658    (1,174)
   Deferred income tax benefit (expense) on above changes                     (402)  (1,279)      409

   Adjustment to deferred policy acquisition costs, cost of insurance
     purchased and deferred sales inducements                                 (398)  (1,666)      815
   Deferred income tax benefit (expense) on above changes                      140      583      (284)
                                                                            ------  -------  --------
OTHER COMPREHENSIVE INCOME (LOSS)                                              606    1,585      (234)
                                                                            ------  -------  --------
COMPREHENSIVE INCOME (LOSS)                                                  1,833    1,082   (11,240)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS            10       (3)       10
                                                                            ------  -------  --------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO WESTERN NATIONAL LIFE
  INSURANCE COMPANY                                                         $1,823  $ 1,085  $(11,250)
                                                                            ======  =======  ========

          See accompanying notes to consolidated financial statements

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY

                                                                                 Years ended December 31,
                                                                                --------------------------
                                                                                  2010     2009     2008
                                                                                -------  -------  --------
                                                                                       (In millions)
COMMON STOCK:
   Balance at beginning and end of year                                               3        3         3

ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                                  12,271   11,765     4,252
       Capital contributions from Parent (see Note 13)                                1      506     7,513
                                                                                -------  -------  --------
   Balance at end of year                                                        12,272   12,271    11,765
                                                                                -------  -------  --------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                                  (7,967)  (8,489)    2,527
       Cumulative effect of accounting change, net of tax                            --    1,022        --
       Net income (loss) attributable to Western National Life
       Insurance Company                                                          1,217     (500)  (11,016)
                                                                                -------  -------  --------
   Balance at end of year                                                        (6,750)  (7,967)   (8,489)
                                                                                -------  -------  --------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                                       6     (962)     (728)
       Cumulative effect of accounting change, net of tax                            --     (617)       --
       Other comprehensive income (loss)                                            606    1,585      (234)
                                                                                -------  -------  --------
   Balance at end of year                                                           612        6      (962)
                                                                                -------  -------  --------
TOTAL WESTERN NATIONAL LIFE SHAREHOLDER'S EQUITY                                  6,137    4,313     2,317
                                                                                -------  -------  --------
NONCONTROLLING INTEREST:
   Balance at beginning of year                                                     150      153       181
       Net income (loss) attributable to noncontrolling interest                     10       (3)       10
       Other changes                                                                 --       --       (38)
                                                                                -------  -------  --------
   Balance at end of year                                                           160      150       153
                                                                                -------  -------  --------
TOTAL EQUITY                                                                    $ 6,297  $ 4,463  $  2,470
                                                                                =======  =======  ========

          See accompanying notes to consolidated financial statements

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                Years ended December 31,
                                                                                ------------------------
                                                                                 2010    2009     2008
                                                                                ------  ------  --------
                                                                                      (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                               $1,227  $ (503) $(11,006)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                              1,297   1,353     1,489
Amortization of deferred policy acquisition costs and cost of insurance
  purchased                                                                        218     351      (270)
Amortization of deferred sales inducements                                          94     114       (95)
Deferral of deferred policy acquisition costs and cost of insurance
  purchased                                                                       (161)   (186)     (316)
Net realized investment (gains) losses                                             (37)  1,094    10,910
Equity in income of partnerships and other invested assets                        (168)    (85)      502
Flight equipment depreciation                                                       60      63        60
Accretion of net premium/discount on investments                                  (254)   (399)      (70)
Goodwill impairment                                                                 --      --       811
Provision for deferred income tax (benefit)                                       (341)    (63)      186
Capitalized interest                                                               (14)    (13)       (7)
CHANGE IN:
   Hybrid securities, at fair value                                                  3       5        76
   Trading securities, at fair value                                              (181)      9        86
   Accrued investment income                                                       (23)     64        82
   Income taxes payable to Parent                                                   81      83         3
   Other assets                                                                      3       1        (3)
   Future policy benefits                                                           (5)    (19)      (17)
   Other liabilities                                                               (62)   (125)      102
Other, net                                                                          62      --        23
                                                                                ------  ------  --------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                 1,799   1,744     2,546
                                                                                ------  ------  --------

          See accompanying notes to consolidated financial statements

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                                  Years ended December 31,
                                                                                ---------------------------
                                                                                  2010      2009     2008
                                                                                --------  -------  --------
                                                                                       (In millions)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                                    $(18,294) $(3,674) $ (9,112)
   Equity securities                                                                  (5)     (20)      (50)
   Mortgage and other loans                                                         (429)     (67)     (332)
   Flight equipment                                                                   (3)     (10)      (14)
   Other investments, excluding short-term investments                              (171)    (123)     (635)
Sales of:
   Fixed maturity securities                                                      13,173    5,368    12,259
   Equity securities                                                                  31       29        73
   Other investments, excluding short-term investments                               259      787       190
Redemptions and maturities of:
   Fixed maturity securities                                                       2,711    2,123     2,315
   Mortgage and other loans                                                          411      266       228
   Other investments, excluding short-term investments                                21       16        15
Change in Restricted Cash                                                            (12)      11       (24)
Change in short-term investments                                                   1,733   (2,915)   (1,324)
Change in securities lending collateral                                               --       --    12,786
                                                                                --------  -------  --------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                          (575)   1,791    16,375
                                                                                --------  -------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                                      3,119    3,564     5,809
Policyholder account withdrawals                                                  (2,530)  (5,559)   (8,194)
Net exchanges to/(from) variable accounts                                              2        2         5
Claims and annuity payments                                                       (1,748)  (1,989)   (2,266)
Repayment of indebtedness to affiliates                                              (91)     (49)      (45)
Security deposits on flight equipment                                                 23       (6)       32
Change in securities lending payable                                                  --       --   (20,500)
Cash capital contribution from Parent Company                                         --      505     6,223
                                                                                --------  -------  --------
       NET CASH USED IN FINANCING ACTIVITIES                                      (1,225)  (3,532)  (18,936)
                                                                                --------  -------  --------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                      (1)       3       (15)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                      11        8        23
                                                                                --------  -------  --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $     10  $    11  $      8
                                                                                ========  =======  ========
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                                                   $     23  $    25  $     30
Income taxes (received) paid                                                    $   (157) $   (91) $     36

Non-cash activity:
Sales inducements credited to policyholder contract deposits                    $     97  $    84  $    102
Capital contribution in the form of securities                                  $     --  $    --  $  1,290

          See accompanying notes to consolidated financial statements

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

Western National Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), a Missouri-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a Texas-domiciled life insurance company principally engaged in the business of writing fixed annuities directed to the market for tax-deferred long-term savings products. The Company develops, markets and issues annuity products through a variety of distribution channels. The Company primarily sells deferred annuities through financial institutions, principally banks and thrifts. The Company also markets deferred annuities to both tax-qualified and non-qualified retirement markets through personal producing general agents (agents or general agents whose contract provides for compensation both from business written personally and by subcontracted agents) and affiliated and independent broker-dealers throughout the United States of America.

The Company's sales of deferred annuity products through financial institutions represent a substantial amount of its total sales from such products. The top three financial institution distributors comprised 17 percent, 12 percent and 10 percent of annuity deposits in 2010, with no other single institution representing more than 10 percent of annuity deposits. The top three financial institution distributors comprised 32 percent, 12 percent and 12 percent of annuity deposits in 2009, with no other single institution representing more than 10 percent of annuity deposits. The top three financial institution distributors comprised 17 percent, 13 percent and 13 percent of sales in 2008, with no other single institution representing more than 10 percent of annuity deposits. The top three financial institutions distributors are not necessarily the same top three in each year.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state- and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits ("EGPs") for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's consolidated financial statements.

CONSOLIDATION OF VARIABLE INTEREST ENTITY

On January 14, 2004, the Company purchased 61.3 percent of the non-voting preferred equity issued by Castle 2003-2 Trust ("Castle 2 Trust"), a Delaware special-purpose statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling commercial jet aircraft. The accounts of Castle 2 Trust have been included in these consolidated financial statements as of and for the years ended December 31, 2010, 2009 and 2008.

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II, LLC ("ML II"), which is carried at fair value. See Notes 6 and 7 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted a new accounting standard on a prospective basis addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments.

In periods subsequent to the recognition of an other-than-temporary impairment charge that are not foreign exchange related for available for sale fixed maturity securities, the Company generally prospectively accretes into earnings over the remaining expected holding period of the security the difference between the new amortized cost and the expected undiscounted recovery value.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO") and Asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

FIXED MATURITY SECURITIES IMPAIRMENT POLICY -- PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Amortization of premiums

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Loans classified as "held for sale" where the Company expects to sell in the foreseeable future are reported at the lower of cost or market value. The amount by which cost exceeds market is accounted for as a valuation allowance and is reported net with the loan balance on the consolidated balance sheets. Loan origination fees and certain incremental origination costs are deferred until the related loan is sold. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in net realized investment gains (losses) in the consolidated statements of income (loss). The Company had no loans held for sale as of December 31, 2010 and 2009.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the benefit paid when the claim is made and the balances are fully collateralized by the cash surrender value of the policy.

REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

The Company's investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2010, 2009 and 2008, the Company's investments in partially owned companies included its 32 percent interest in the non-voting preferred equity of Castle 2003-1 Trust ("Castle 1 Trust"; see Note 15) and an interest in Castle 2003-2 Trust ("Castle 2 Trust").

AIRCRAFT

Aircraft owned by Castle 2 Trust are recorded at cost and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15 percent of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index to offset the increase in its liabilities resulting from the equity-indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

See Note 5 for further discussion on embedded derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income
(loss).

See Notes 3, 5 and 15 for further discussion on derivative financial instruments.

2.4 CASH AND CASH EQUIVALENTS

Cash represents cash on hand and non-interest bearing demand deposits.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.5 RESTRICTED CASH

Castle 2 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Security deposits from lessees that are required to be segregated from other funds are deposited into lessee-funded accounts.

2.6 DEFERRED POLICY ACQUISITION COSTS, COST OF INSURANCE PURCHASED ("CIP") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. A DAC unlocking is performed when management determines that key assumptions (e.g., investment spreads, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

The DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income
(loss).

The cost assigned to certain acquired insurance contracts in force at the acquisition date (referred to as cost of insurance purchased, or "CIP") is reported in deferred acquisition costs and cost of insurance purchased in the consolidated balance sheets. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0 percent to 7.90 percent in 2010 and 3.0 percent to 7.65 percent in 2009 and 2008. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

2.7 SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company has issued variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable and certain group fixed annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the consolidated balance sheets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income (loss).

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.8 GOODWILL

Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. The Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of the impairment is measured and recorded.

Management initially assesses the potential for impairment by estimating the fair value of the Company and comparing the estimated fair value with the carrying amount of the Company, including goodwill. The estimate of the Company's fair value may be based on one or a combination of approaches including market-based earning multiples of the Company's peer companies, discounted expected future cash flows, external appraisals or, in the case when the Company was being considered for sale by AIG, third party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

If the estimated fair value of the Company exceeds its carrying value, goodwill is not impaired. If the carrying value of the Company exceeds its estimated fair value, goodwill associated with the Company potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of the Company over the amounts that would be assigned to the Company's assets and liabilities in a hypothetical business combination. An impairment change is recognized in the consolidated statements of income (loss) to the extent of the excess.

Based upon this analysis, the Company impaired the entire balance of goodwill as of December 31, 2008.

2.9 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income
(loss), as they are recorded directly to contract holder liabilities upon receipt.

2.10 FUTURE POLICY BENEFITS

Reserves for fixed annuity contracts with life contingencies are generally calculated using the net level premium method and assumptions as to investment yields and mortality. The assumptions are based on projections of past experience and include provisions for possible adverse deviation. These assumptions are made at the time the contract is issued or, in the case of contracts acquired by purchase, at the purchase date.

2.11 PREMIUM AND OTHER CONSIDERATIONS

The Company's fixed annuity contracts with life contingencies consist of limited payment contracts. The gross premium received on these contracts is reported as revenue when collected at the issuance of the contract. However, the excess of the gross premium received over the net premium is deferred and recognized in income in relation to the present value of expected future benefit payments.

2.12 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    . Earnings from partnership investments accounted for under the equity method.

2.13 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

    . Exchange gains and losses resulting from re-measurement of foreign exchange transactions.

2.14 FEE INCOME

Variable annuity fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Surrender charges are assessed on withdrawals occurring during the surrender charge period.

2.15 INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.16 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statements of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gain (loss) in the consolidated statements of income (loss).

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2010 or 2009.

2.17 ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's consolidated financial condition or results of operations.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's consolidated financial condition and results of operations were not material.

DISCLOSURES ABOUT TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTERESTS ENTITIES

In December 2008, the FASB issued an accounting standard that amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The standard was effective for interim and annual periods ending after December 15, 2008. Adoption of the standard did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

AMENDMENT TO OTHER-THAN-TEMPORARY IMPAIRMENT GUIDANCE

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition and results of operations were not material.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of consolidated net income (loss) with disclosure of the attribution of consolidated net income (loss) to the controlling and noncontrolling interests on the face of the consolidated statements of income
(loss).

The Company adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The consolidated statements of income (loss) for the years ended December 31, 2008 and 2007 have been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests. Minority interest on the consolidated balance sheets at December 31, 2008, was reclassified to a separate component of total equity entitled noncontrolling interests.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for, and
(iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 for the expanded disclosures.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $0.4 billion as of April 1, 2009, consisting of a decrease in accumulated deficit of $1.0 billion and an increase to accumulated other comprehensive loss of $0.6 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 14 herein). The cumulative effect adjustment resulted in an increase of approximately $1.8 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                     (Increase)
                                                                     Decrease to  Net Increase
                                                        (Increase)   Accumulated     in the
                                                        Decrease to     Other       Company's
                                                        Accumulated Comprehensive Shareholder's
                                                          Deficit       Loss         Equity
                                                        ----------- ------------- -------------
                                                                     (In millions)
Net effect of the increase in amortized cost of
  available for sale fixed maturity securities            $1,759       $(1,759)       $ --
Net effect of related DAC, sales inducement assets and
  other insurance balances                                  (804)          804          --
Net effect on deferred income tax assets                      67           338         405
                                                          ------       -------        ----
Net increase (decrease) in the Company's shareholder's
  equity                                                  $1,022       $  (617)       $405
                                                          ======       =======        ====

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund.

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCIAL RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financial receivable portfolio. For nonpublic entities, the disclosures as of the end of a reporting period are effective for annual reporting periods ending on or after December 15, 2011. The disclosures about activity that occurs during a reporting period are effective for annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the FASB issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has not determined whether it will adopt this new standard prospectively or retrospectively and elected not to adopt early. The accounting standard update will result in a decrease of the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is currently assessing the effect of adoption of this new standard on its consolidated financial condition, and results of operations or cash flows.

3. FAIR VALUE MEASUREMENTS

3.1 FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is most significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, the Company believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES -- TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from third party pricing vendors.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market- observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS, CDOS AND OTHER ABS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

MAIDEN LANE II

The fixed maturity securities-trading portfolio includes an interest in ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $347.9 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly for the amounts reported.

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the Federal Reserve Bank of New York ("New York Fed"). The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of the Maiden Lane II interest as shown in the table below.

December 31, 2010
-----------------                                        Maiden Lane II
                                                        Fair Value Change
                                                        -----------------
                                                           In millions
Discount Rates
--------------
   200 basis point increase                                   $ (49)
   200 basis point decrease                                      57
   400 basis point increase                                     (93)
   400 basis point decrease                                     123
Estimated Future Cash Flows
---------------------------
   10% increase                                                 106
   10% decrease                                                (110)
   20% increase                                                 208
   20% decrease                                                (226)

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair values of the ML II interests are likely to vary, perhaps materially, from the amount estimated.

PARTNERSHIPS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


EMBEDDED DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

The fair value of embedded derivatives contained in certain equity-indexed annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's equity-indexed annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                              Counerparty
At December 31, 2010                                                  Level 1 Level 2 Level 3   Netting    Total
--------------------                                                  ------- ------- ------- ----------- -------
                                                                                     (In millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored entities         $--   $   996 $   --     $ --     $   996
   Non-U.S. government                                                   --       268     --       --         268
   Obligations of states, municipalities and
   political subdivisions                                                --        62     --       --          62
   Corporate debt                                                        --    25,316    458       --      25,774
   RMBS                                                                  --     4,880  1,080       --       5,960
   CMBS                                                                  --       746    577       --       1,323
   CDO/ABS                                                               --       545    627       --       1,172
                                                                        ---   ------- ------     ----     -------
   Total fixed maturity securities, available for sale                   --    32,813  2,742       --      35,555
                                                                        ---   ------- ------     ----     -------
Fixed maturity securities, hybrid:
   Corporate debt                                                        --        --     --       --          --
                                                                        ---   ------- ------     ----     -------
   Total fixed maturity securities, hybrid                               --        --     --       --          --
                                                                        ---   ------- ------     ----     -------
Fixed maturity securities, trading:
   Corporate debt                                                        --         2     --       --           2
   CDO/ABS                                                               --        --    445       --         445
                                                                        ---   ------- ------     ----     -------
   Total fixed maturity securities, trading                              --         2    445       --         447
                                                                        ---   ------- ------     ----     -------
Equity securities, available for sale:
   Common stock                                                           7         1     17       --          25
   Preferred stock                                                       --         3     27       --          30
                                                                        ---   ------- ------     ----     -------
Total equity securities, available for sale                               7         4     44       --          55
                                                                        ---   ------- ------     ----     -------
   Partnerships and other invested assets /(1)/                          --        87    932       --       1,019
   Short-term investments /(2)/                                           2     1,788     --       --       1,790
   Derivative assets:
       Interest rate contracts                                           --        41     --       --          41
       Foreign exchange contracts                                        --        12     --       --          12
       Equity contracts                                                  --        10     --       --          10
       Counterparty netting                                              --        --     --      (24)        (24)
   Separate account assets                                               73        --     --       --          73
                                                                        ---   ------- ------     ----     -------
Total                                                                   $82   $34,757 $4,163     $(24)    $38,978
                                                                        ===   ======= ======     ====     =======
LIABILITIES:
   Policyholder contract deposits                                       $--   $    -- $   12     $ --     $    12
   Derivative liabilities:
       Interest rate contracts                                           --        16     --       --          16
       Foreign exchange contracts                                        --         8     --       --           8
       Counterparty netting                                              --        --     --      (24)        (24)
                                                                        ---   ------- ------     ----     -------
Total                                                                   $--   $    24 $   12     $(24)    $    12
                                                                        ===   ======= ======     ====     =======

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                              Counerparty
At December 31, 2009                                                  Level 1 Level 2 Level 3   Netting    Total
--------------------                                                  ------- ------- ------- ----------- -------
                                                                               (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government securities and government sponsored
         entities                                                      $ --   $    12 $   --     $ --     $    12
       Non-U.S. government                                               --       125     --       --         125
       Obligations of states, municipalities and political
         subdivisions                                                    --        80     --       --          80
       Corporate debt                                                    --    22,194    807       --      23,001
       RMBS                                                              --     5,353    757       --       6,110
       CMBS                                                              --       554    614       --       1,168
       CDO/ABS                                                           --       439    698       --       1,137
                                                                       ----   ------- ------     ----     -------
       Total fixed maturity securities, available for sale               --    28,757  2,876       --      31,633
                                                                       ----   ------- ------     ----     -------
Fixed maturity securities, hybrid:
   Corporate debt                                                        --        --      3       --           3
                                                                       ----   ------- ------     ----     -------
   Total fixed maturity securities, hybrid                               --        --      3       --           3
                                                                       ----   ------- ------     ----     -------
Fixed maturity securities, trading:
   Corporate debt                                                        --         2     --       --           2
   CDO/ABS                                                               --        --    264       --         264
                                                                       ----   ------- ------     ----     -------
   Total fixed maturity securities, trading                              --         2    264       --         266
                                                                       ----   ------- ------     ----     -------
Equity securities, available for sale:
   Common stock                                                          34        --      5       --          39
   Preferred stock                                                       --         6     22       --          28
                                                                       ----   ------- ------     ----     -------
Total equity securities, available for sale                              34         6     27       --          67
                                                                       ----   ------- ------     ----     -------
   Partnerships and other invested assets /(1) /                         --       309    508       --         817
   Short-term investments /(2)/                                           3     4,192     --       --       4,195
   Cash                                                                  --        --     --       --          --
   Derivative assets                                                     --        48     --       --          48
   Counterparty netting                                                  --        --     --      (34)        (34)
   Separate account assets                                               84        --     --       --          84
                                                                       ----   ------- ------     ----     -------
Total                                                                  $121   $33,314 $3,678     $(34)    $37,079
                                                                       ====   ======= ======     ====     =======
LIABILITIES:
   Policyholder contract deposits                                      $ --   $    -- $    9     $ --     $     9
   Derivative liabilities                                                --        34     --       --          34
   Counterparty netting                                                  --        --     --      (34)        (34)
                                                                       ----   ------- ------     ----     -------
Total                                                                  $ --   $    34 $    9     $(34)    $     9
                                                                       ====   ======= ======     ====     =======

    (1)Amounts presented for partnerships and other invested assets in the table above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
    (2)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $2,041 million and $1,369 million at December 31, 2010 and 2009, respectively.

At December 31, 2010 and 2009, Level 3 assets were 8.7 percent and 8.0 percent of total assets and Level 3 liabilities were less than 1 percent and less than 1 percent of total liabilities, respectively.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the twelve months ended December 31, 2010.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following table present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2010 and 2009:

                                                                  Net Realized and
                                                                  Unrealized Gains  Accumulated
                                                        Balance -     (Losses)         Other     Purchases, Sales,
                                                        Beginning   included in    Comprehensive   Issuances and
December 31, 2010                                       of Period    Income (1)    Income (Loss)    Settlements    Transfers
-----------------                                       --------- ---------------- ------------- ----------------- ---------
                                                                                                   (In millions)
ASSETS:
Fixed maturity securities, available for sale:
   Corporate debt                                        $  807        $ (10)          $ 20            $ (72)        $(287)
   RMBS                                                     757         (120)           284             (152)          311
   CMBS                                                     614         (122)           325             (139)         (101)
   CDO/ABS                                                  698           19             54             (132)          (12)
                                                         ------        -----           ----            -----         -----
Total fixed maturity securities, available for sale       2,876         (233)           683             (495)          (89)
                                                         ------        -----           ----            -----         -----
Fixed maturity securities, hybrid:
Corporate debt                                                3           --             --               (3)           --
                                                         ------        -----           ----            -----         -----
Total fixed maturity securities, hybrid                       3           --             --               (3)           --
                                                         ------        -----           ----            -----         -----
Fixed maturity securities, trading:
   CDO/ABS                                                  264          169             --               12            --
                                                         ------        -----           ----            -----         -----
Total fixed maturity securities, trading                    264          169             --               12            --
                                                         ------        -----           ----            -----         -----
Equity securities, available for sale:
   Common stock                                               5           --             12                2            (2)
   Preferred stock                                           22           (2)             3                4            --
                                                         ------        -----           ----            -----         -----
Total equity securities, available for sale                  27           (2)            15                6            (2)
                                                         ------        -----           ----            -----         -----
Partnerships and other invested assets                      508          (45)           151               19           299
                                                         ------        -----           ----            -----         -----
Total                                                    $3,678        $(111)          $849            $(461)        $ 208
                                                         ======        =====           ====            =====         =====

LIABILITIES:
Policyholder contract deposits                           $    9        $   3           $ --            $  --         $  --
                                                         ------        -----           ----            -----         -----
   Total                                                 $    9        $   3           $ --            $  --         $  --
                                                         ======        =====           ====            =====         =====

                                                                         Changes in
                                                                      Unrealized Gains
                                                                        (Losses) on
                                                        Balance - End Instruments Held
December 31, 2010                                         of Period   at End of Period
-----------------                                       ------------- ----------------

ASSETS:
Fixed maturity securities, available for sale:
   Corporate debt                                          $  458           $ --
   RMBS                                                     1,080             --
   CMBS                                                       577             --
   CDO/ABS                                                    627             --
                                                           ------           ----
Total fixed maturity securities, available for sale         2,742             --
                                                           ------           ----
Fixed maturity securities, hybrid:
Corporate debt                                                 --              1
                                                           ------           ----
Total fixed maturity securities, hybrid                        --              1
                                                           ------           ----
Fixed maturity securities, trading:
   CDO/ABS                                                    445            169
                                                           ------           ----
Total fixed maturity securities, trading                      445            169
                                                           ------           ----
Equity securities, available for sale:
   Common stock                                                17             --
   Preferred stock                                             27             --
                                                           ------           ----
Total equity securities, available for sale                    44             --
                                                           ------           ----
Partnerships and other invested assets                        932             --
                                                           ------           ----
Total                                                      $4,163           $170
                                                           ======           ====

LIABILITIES:
Policyholder contract deposits                             $   12           $ (3)
                                                           ------           ----
   Total                                                   $   12           $ (3)
                                                           ======           ====

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                      Net Realized and
                                                                         Unrealized     Accumulated
                                                            Balance -  Gains (Losses)      Other     Purchases, Sales,
                                                            Beginning   included in    Comprehensive   Issuances and
December 31, 2009                                           of Period   Income /(1)/   Income (Loss)    Settlements    Transfers
-----------------                                           --------- ---------------- ------------- ----------------- ---------
                                                                                                        (In millions)
ASSETS:
Fixed maturity securities, available for sale:
   Obligations of states, municipalities and political
     subdivisions                                            $   46        $   4           $ --            $ (50)        $ --
   Corporate debt                                               832          (24)           201             (103)         (99)
   RMBS                                                         492         (189)           222              (38)         270
   CMBS                                                         215            9             69              (54)         375
   CDO/ABS                                                      481          (12)           174             (148)         203
                                                             ------        -----           ----            -----         ----
Total fixed maturity securities, available for sale           2,066         (212)           666             (393)         749
                                                             ------        -----           ----            -----         ----
Fixed maturity securities, hybrid:
   Corporate debt                                                --           --             --               --            3
                                                             ------        -----           ----            -----         ----
Total fixed maturity securities, hybrid                          --           --             --               --            3
                                                             ------        -----           ----            -----         ----
Fixed maturity securities, trading:
   CDO/ABS                                                      273          (22)            --               13           --
                                                             ------        -----           ----            -----         ----
Total fixed maturity securities, trading                        273          (22)            --               13           --
                                                             ------        -----           ----            -----         ----
Equity securities, available for sale:
   Common stock                                                   5           (6)             4                1            1
   Preferred stock                                               20           (4)             8                1           (3)
                                                             ------        -----           ----            -----         ----
Total equity securities, available for sale                      25          (10)            12                2           (2)
                                                             ------        -----           ----            -----         ----
Partnerships and other invested assets                          567          (83)           (22)              34           12
                                                             ------        -----           ----            -----         ----
       Total                                                 $2,931        $(327)          $656            $(344)        $762
                                                             ======        =====           ====            =====         ====
LIABILITIES:
Policyholder contract deposits                               $    8        $   1           $ --            $  --         $ --
                                                             ------        -----           ----            -----         ----
       Total                                                 $    8        $   1           $ --            $  --         $ --
                                                             ======        =====           ====            =====         ====

                                                                                Changes in
                                                                             Unrealized Gains
                                                                               (Losses) on
                                                            Balance - End of Instruments Held
December 31, 2009                                                Period      at End of Period
-----------------                                           ---------------- ----------------

ASSETS:
Fixed maturity securities, available for sale:
   Obligations of states, municipalities and political
     subdivisions                                                $   --            $ --
   Corporate debt                                                   807              --
   RMBS                                                             757              --
   CMBS                                                             614              --
   CDO/ABS                                                          698              --
                                                                 ------            ----
Total fixed maturity securities, available for sale               2,876              --
                                                                 ------            ----
Fixed maturity securities, hybrid:
   Corporate debt                                                     3              --
                                                                 ------            ----
Total fixed maturity securities, hybrid                               3              --
                                                                 ------            ----
Fixed maturity securities, trading:
   CDO/ABS                                                          264             (22)
                                                                 ------            ----
Total fixed maturity securities, trading                            264             (22)
                                                                 ------            ----
Equity securities, available for sale:
   Common stock                                                       5              --
   Preferred stock                                                   22              --
                                                                 ------            ----
Total equity securities, available for sale                          27              --
                                                                 ------            ----
Partnerships and other invested assets                              508              --
                                                                 ------            ----
       Total                                                     $3,678            $(22)
                                                                 ======            ====
LIABILITIES:
Policyholder contract deposits                                   $    9            $  1
                                                                 ------            ----
       Total                                                     $    9            $  1
                                                                 ======            ====

(1)Net realized and unrealized gains (losses) related to Level 3 items shown above are reported in net realized investment gains (losses) in the consolidated statements of income (loss), except for fixed maturity trading securities which are reported in net investment income in the consolidated statements of income (loss).

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2010 and 2009 may include changes in fair value that were attributable to both observable (e.g. changes in market interest rates) and unobservable inputs (e.g. changes in unobservable long-dated securities).

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table provides the components of the transfers of Level 3 assets on a gross basis.

                                        Gross          Gross      Net Transfers
At December 31, 2010                 Transfers In Transfers (Out)   In (Out)
--------------------                 ------------ --------------- -------------
                                                   (In millions)
ASSETS:
   Obligations of states,
     municipalities and
   political subdivisions               $  189         $(476)         $(287)
   Corporate debt                          397           (86)           311
   RMBS                                     82          (183)          (101)
   CMBS                                    107          (119)           (12)
   Common stocks, avaliable for
     sale at fair value                      1            (3)            (2)
   Partnerships                            387           (88)           299
                                        ------         -----          -----
Total assets                            $1,163         $(955)         $ 208
                                        ======         =====          =====

During the year ended December 31, 2010, the Company transferred into Level 3 approximately $1,163 million of assets consisting of certain municipal bonds, private placement corporate debt, RMBS, CMBS and certain investment partnerships. Transfers into Level 3 of certain municipal bonds were based on limited market activity for the particular issuances and related limitations on observable inputs for their valuation. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. The transfers into Level 3 related to investments in RMBS and CMBS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Investment partnerships transferred into Level 3 were primarily comprised of certain hedge funds with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $955 million of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in municipal bonds, private placement corporate debt, RMBS, CMBS and certain investment partnerships. Transfers out of Level 3 for municipal bonds and private placement corporate debt were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for RMBS investments were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used. Similarly, transfers out of Level 3 for CMBS investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Certain investment partnerships were transferred out of Level 3 primarily due to the availability of information related to the underlying assets of these funds.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2010.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                        December 31, 2010      December 31, 2009
                                                                     ----------------------- ----------------------
                                                                                             Fair Value
                                                                     Fair Value              Using Net
                                                                      Using Net   Unfunded     Asset     Unfunded
(in millions)             Investment Category Includes               Asset Value Commitments   Value    Commitments
-------------             ------------------------------------------ ----------- ----------- ---------- -----------
INVESTMENT CATEGORY                                                                  (In millions)
Private equity funds:
   Leveraged buyout       Debt and/or equity investments made
                          as part of a transaction in which assets
                          of mature companies are acquired from
                          the current shareholders, typically with
                          the use of financial leverage.                $369        $135        $266       $193
   Non-U.S.               Investments that focus primarily on
                          Asian and European based buyouts,
                          expansion capital, special situations,
                          turnarounds, venture capital,
                          mezzanine and distressed opportunities
                          strategies.                                      2          --           3         --
   Venture capital        Early-stage, high-potential, growth
                          companies expected to generate a
                          return through an eventual realization
                          event, such as an initial public offering
                          or sale of the company.                         14           6          12          2
   Distressed             Securities of companies that are
                          already in default, under bankruptcy
                          protection, or troubled.                        95          15          80         27
   Other                  Real estate, energy, multi-strategy,
                          mezzanine, and industry-focused
                          strategies.                                    124          50         118         69
                                                                        ----        ----        ----       ----
Total private equity
  funds                                                                  604         206         479        291
                                                                        ----        ----        ----       ----
Hedge funds:
   Event-driven           Securities of companies undergoing
                          material structural changes, including
                          mergers, acquisitions and other
                          reorganizations.                               103           2          98          2
   Long-short             Securities that the manager believers
                          are undervalued, with corresponding
                          short positions to hedge market risk.           18          --          20         --
   Distressed             Securities of companies that are
                          already in default, under bankruptcy
                          protection or troubled.                        127          --         158         --
   Other                  Non-U.S. companies, futures and
                          commodities, macro and multi-strategy
                          and industry-focused strategies.               140          --          44         --
                                                                        ----        ----        ----       ----
Total hedge funds                                                        388           2         320          2
                                                                        ----        ----        ----       ----
Total                                                                   $992        $208        $799       $293
                                                                        ====        ====        ====       ====

At December 31, 2010, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 1 percent of the total above had expected remaining lives of less than three years, 56 percent between 3 and 7 years and 43 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2010, hedge fund investments included above are redeemable quarterly (20 percent), annually (79 percent), and more than annually (2 percent), with redemption notices ranging from 30 days to 180 days. More than 42 percent require redemption notices of less than 90 days. Investments representing approximately 78 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place in 2006 and do not have stated end dates. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.3 FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, and mortgages and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for Partnerships.

MORTGAGE AND OTHER LOANS

When the Company determines that the fair carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $169.1 million for the year ended
December 31, 2010. The Company recorded losses of $21.5 million and $75.1 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

3.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR
VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information. The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Fair values of loans on real estate and collateral loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates that market participants would use. The fair values of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

SHORT-TERM INVESTMENTS

The carrying values of these assets and liabilities approximate fair values because of the relatively short period of time between origination and expected realization.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

THE FOLLOWING TABLE PRESENTS THE CARRYING VALUE AND ESTIMATED FAIR VALUE OF THE COMPANY'S FINANCIAL INSTRUMENTS:

                                             December 31, 2010 December 31, 2009
                                             ----------------  ----------------
                                             Carrying   Fair   Carrying   Fair
                                              Value     Value   Value     Value
                                             --------  ------- --------  -------
                                                       (In millions)
ASSETS
   Fixed maturity securities, available for
     sale                                    $35,555   $35,555 $31,633   $31,633
   Fixed maturity securities, hybrid              --        --       3         3
   Fixed maturity securities, trading            447       447     266       266
   Equity securities, available for sale          55        55      67        67
   Mortgage and other loans                    2,396     2,546   2,427     2,505
   Policy loans                                   35        35      41        41
   Partnerships and other invested assets      2,569     2,569   2,412     2,412
   Short-term investments                      3,831     3,831   5,564     5,564
   Derivative assets                              39        39      14        14
   Accrued investment income                     374       374     351       351
   Separate account assets                        73        73      84        84

LIABILITIES
   Policyholder contract deposits /(1)/      $37,906   $41,616 $37,652   $40,005
   Notes payable                                 332       289     414       262

1) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

Fixed maturity and equity securities classified as available-for-sale and securities lending collateral are reported at fair value. The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category and securities lending collateral follow:

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                  Other-Than-
                                                         Cost or    Gross      Gross    Estimated  Temporary
                                                        Amortized Unrealized Unrealized   Fair    Impairments
                                                          Cost      Gains      Losses     Value     in AOCI
                                                        --------- ---------- ---------- --------- -----------
                                                                            (In millions)
December 31, 2010
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored
     entities                                            $ 1,043    $    1     $ (48)    $   996      $--
   Non-U.S. government                                       251        19        (2)        268       --
   Obligations of states, municipalities and political
     subdivisions                                             63         1        (2)         62       --
   Corporate debt                                         24,226     1,721      (252)     25,695       --
   RMBS                                                    6,247       109      (396)      5,960       --
   CMBS                                                    1,315       107       (99)      1,323       --
   CDO/ABS                                                 1,148        47       (23)      1,172       --
   Affiliated securities                                      92        --       (13)         79       --
                                                         -------    ------     -----     -------      ---
Total fixed maturity securities, available for sale       34,385     2,005      (835)     35,555       --
                                                         -------    ------     -----     -------      ---
Equity securities, available for sale:
   Common stocks                                               9        16        --          25       --
   Preferred stocks                                           20        11        (1)         30       --
                                                         -------    ------     -----     -------      ---
Total equity securities, available for sale                   29        27        (1)         55       --
                                                         -------    ------     -----     -------      ---
Total                                                    $34,414    $2,032     $(836)    $35,610      $--
                                                         =======    ======     =====     =======      ===

                                                                                                  Other-Than-
                                                         Cost or    Gross      Gross    Estimated  Temporary
                                                        Amortized Unrealized Unrealized   Fair    Impairments
                                                          Cost      Gains      Losses     Value     in AOCI
                                                        --------- ---------- ---------- --------- -----------
                                                                            (In millions)
December 31, 2009
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored
     entities                                            $    11    $    1    $    --    $    12     $  --
   Non-U.S. government                                       114        13         (2)       125        --
   Obligations of states, municipalities and political
     subdivisions                                             82        --         (2)        80        --
   Corporate debt                                         21,872     1,438       (374)    22,936        35
   RMBS                                                    6,793       216       (899)     6,110      (301)
   CMBS                                                    1,490        54       (376)     1,168       (80)
   CDO/ABS                                                 1,176        60        (99)     1,137         8
   Affiliated securities                                     107        --        (42)        65        --
                                                         -------    ------    -------    -------     -----
Total fixed maturity securities, available for sale       31,645     1,782     (1,794)    31,633      (338)
                                                         -------    ------    -------    -------     -----
Equity securities, available for sale:
   Common stocks                                              21        20         (2)        39        --
   Preferred stocks                                           22         8         (2)        28        --
                                                         -------    ------    -------    -------     -----
Total equity securities, available for sale                   43        28         (4)        67        --
                                                         -------    ------    -------    -------     -----
Total                                                    $31,688    $1,810    $(1,798)   $31,700     $(338)
                                                         =======    ======    =======    =======     =====

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009:

                                                        Less than 12 Months 12 Months or More       Total
                                                        ------------------  --------------    -----------------
                                                                  Gross              Gross              Gross
                                                        Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
December 31, 2010                                       Value     Losses    Value    Losses    Value    Losses
-----------------                                       ------  ----------  ------ ---------- ------- ----------
                                                                            (In millions)
Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored
     entities                                           $  983    $ (48)    $   --   $  --    $   983   $ (48)
   Non-U.S. government                                  $   46    $  (2)    $   --   $  --    $    46   $  (2)
   Obligations of states, municipalities and political
     subdivisions                                           36       (1)         7       #(1)      43      (2)
   Corporate debt                                        3,046      (97)     1,980    (155)     5,026    (252)
   RMBS                                                  2,377      (36)     1,530    (360)     3,907    (396)
   CMBS                                                     33       --        499     (99)       532     (99)
   CDO/ABS                                                 364      (11)       148     (12)       512     (23)
   Affiliated securities                                    --       --         79     (13)        79     (13)
                                                        ------    -----     ------   -----    -------   -----
Total fixed maturity securities, available for sale      6,885     (195)     4,243    (640)    11,128    (835)
                                                        ------    -----     ------   -----    -------   -----
Equity securities, available for sale:
   Common stocks                                            --       --         --      --         --      --
   Preferred stocks                                          5       (1)        --      --          5      (1)
                                                        ------    -----     ------   -----    -------   -----
Total equity securities, available for sale                  5       (1)        --      --          5      (1)
                                                        ------    -----     ------   -----    -------   -----
Total                                                   $6,890    $(196)    $4,243   $(640)   $11,133   $(836)
                                                        ======    =====     ======   =====    =======   =====

                                                        Less than 12 Months 12 Months or More       Total
                                                        ------------------  ----------------  -----------------
                                                        Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
December 31, 2009                                       Value     Losses    Value    Losses    Value    Losses
-----------------                                       ------  ----------  ------ ---------- ------- ----------
                                                                            (In millions)
Fixed maturity securities, available for sale:
   Non-U.S. government                                  $   11   $    --    $   14   $  (2)   $    25  $    (2)
   Obligations of states, municipalities and political
     subdivisions                                           40        (1)        9      (1)        49       (2)
   Corporate securities                                  3,722      (169)    2,454    (205)     6,176     (374)
   RMBS                                                  1,030      (510)    1,693    (389)     2,723     (899)
   CMBS                                                    447      (326)      377     (50)       824     (376)
   CDO/ABS                                                 291       (72)      235     (27)       526      (99)
   Affiliated securities                                    --        --        65     (42)        65      (42)
                                                        ------   -------    ------   -----    -------  -------
Total fixed maturity securities, available for sale      5,541    (1,078)    4,847    (716)    10,388   (1,794)
                                                        ------   -------    ------   -----    -------  -------
Equity securities, available for sale:
   Common stocks                                             6        (2)       --      --          6       (2)
   Preferred stocks                                          2        (2)       --      --          2       (2)
                                                        ------   -------    ------   -----    -------  -------
Total equity securities, available for sale                  8        (4)       --      --          8       (4)
                                                        ------   -------    ------   -----    -------  -------
Total                                                   $5,549   $(1,082)   $4,847   $(716)   $10,396  $(1,798)
                                                        ======   =======    ======   =====    =======  =======

As of December 31, 2010, the Company held 1,019 individual fixed maturity and equity securities that were in an unrealized loss position, of which 534 individual securities were in an unrealized loss position continuously for twelve months or more.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010 were as follows:

                                                           Total Fixed Maturity
                                                            Available For Sale
                                                                Securities
                                                           --------------------
                                                           Amortized Estimated
                                                             Cost    Fair Value
                                                           --------- ----------
                                                              (In millions)
Due in one year or less                                     $ 1,521   $ 1,560
Due after one year through five years                         9,563    10,194
Due after five years through ten years                       12,067    12,677
Due after ten years                                           2,524     2,675
Mortgage-backed, asset-backed and collateralized:             8,710     8,449
                                                            -------   -------
Total fixed maturity securities, available for sale         $34,385   $35,555
                                                            =======   =======

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2010, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investment was in a short-term money market security of $3.7 billion. In 2009, there was one investment exceeding 10 percent. This investment of $5.4 billion was in a short-term money market.

At December 31, 2010, $6.4 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

See Note 7 for information on events and transactions related to the Company's participation in AIG's U.S. Securities Lending Program.

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their individual interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. The interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See
Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains and losses included in the consolidated statements of income (loss) from fixed maturity securities classified as trading securities in 2010, 2009, and 2008 were $169.2 million of gains, $21.9 million of losses, and $77.1 million of losses, respectively.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


See Note 7 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

4.3 MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the Company had direct commercial U.S. mortgage loan exposure of $2.32 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2010, were as follows:

State           # of Loans Amount* Apartments Offices Retail Industrial Hotels Other % of Total
-----           ---------- ------- ---------- ------- ------ ---------- ------ ----- ----------
                                                ($ In millions)
California          38     $  750     $ --    $  396   $  8     $168     $41   $137     32.3%
New York            11        241       36       117     12       --      38     38     10.4%
New Jersey          10        206       73       108     --        4      --     21      8.9%
Pennsylvania        31        174       21        68     29       55      --      1      7.5%
Texas               10        137        4        79     --       42      --     12      5.9%
Other states        79        815       29       400    189        3      --    194     35.0%
                   ---     ------     ----    ------   ----     ----     ---   ----    -----
   Total           179     $2,323     $163    $1,168   $238     $272     $79   $403    100.0%
                   ===     ======     ====    ======   ====     ====     ===   ====    =====

* Excludes portfolio valuation allowance

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                               2010  2009  2008
                                                              -----  ----  ----
                                                                (In millions)
Allowance, beginning of year                                  $ 215  $ 34  $--
   Additions to allowance for losses                             34   237   34
   Charge-offs, net of recoveries                              (102)  (56)  --
                                                              -----  ----  ---
Allowance, end of period                                      $ 147  $215  $34
                                                              =====  ====  ===

The Company's impaired mortgage loans are as follows:

                                                               2010  2009  2008
                                                               ----  ----  ----
                                                                (In millions)
Impaired loans with valuation allowances                       $169  $202  $--
Impaired loans without valuation allowances                     135   153   --
                                                               ----  ----  ---
   Total impaired loans                                         304   355   --
Less: Valuation allowances on impaired loans                    (36)  (59)  --
                                                               ----  ----  ---
   Impaired loans, net                                         $268  $296  $--
                                                               ====  ====  ===

The Company recognized $7.7 million, $16.4 million and $4.4 million in interest income on the above impaired mortgage loans for the years ended December 31, 2010, 2009 and 2008, respectively.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.4 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                         2010    2009    2008
                                                        ------  ------  ------
                                                             (In millions)
Investment income:
   Fixed maturities                                     $2,278  $2,242  $2,411
   Equity securities                                        --       1       2
   Mortgage and other loans receivable                     134     153     146
   Policy loans                                              3       3       2
   Investment real estate                                   11      --      --
   Partnerships and other invested assets                  214     140    (516)
   Other investment income                                  13      20     193
                                                        ------  ------  ------
Gross investment income                                  2,653   2,559   2,238
Investment expenses                                        (49)    (39)    (31)
                                                        ------  ------  ------
Net investment income                                   $2,604  $2,520  $2,207
                                                        ======  ======  ======

The carrying value of investments that produced no investment income during 2010 was $299.5 million, which is 0.7 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

4.5 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                              2010    2009     2008
                                                                             -----  -------  --------
                                                                                   (In millions)
Sales of fixed maturity securities, available for sale:
   Gross gains                                                               $ 400  $   310  $  1,564
   Gross losses                                                                (49)    (103)   (2,028)
Sales of equity securities, available for sale:
   Gross gains                                                                  18        7        21
   Gross losses                                                                 (1)      (1)       (1)
Mortgage and other loans:
   Gross gains                                                                  10        8         4
   Gross losses                                                                (34)    (244)       (9)
Partnerships and other invested assets:
   Gross gains                                                                  26        7        91
   Gross losses                                                                 (9)      (4)      (26)
Derivatives:
   Gross gains                                                                  56        9     1,295
   Gross losses                                                                (35)     (32)   (1,506)
Securities lending collateral, including other-than-temporary impairments       46       (8)   (7,109)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for sale securities    (251)    (958)   (3,185)
   Portion of other-than-temporary impairments on available for sale fixed
     maturity securities recognized in accumulated other comprehensive loss    (61)     123        --
                                                                             -----  -------  --------
Net other-than-temporary impairments on available for sale securities
  recognized in net income (loss)                                             (312)    (835)   (3,185)
Other-than-temporary impairments on all other investments                      (79)    (208)      (21)
                                                                             -----  -------  --------
Net realized investment gains (losses) before taxes                          $  37  $(1,094) $(10,910)
                                                                             =====  =======  ========

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                 Twelve             Nine
                                              Months Ended      Months Ended
                                            December 31, 2010 December 31, 2009
                                            ----------------- -----------------
                                                       (In millions)
Balance, beginning of period                     $  957             $ --
Increases due to:
   Credit losses remaining in accumulated
     deficit related to the adoption of
     new other-than- temporary impairment
     standard                                        --              991
   Credit impairments on new securities
     subject to impairment losses                    91               31
   Additional credit impairments on
     previously impaired securities                 208              207
Reductions due to:
   Credit impaired securities fully
     disposed for which there was no prior
     intent or requirement to sell                  162              240
   Credit impaired securities for which
     there is a current intent or
     anticipated requirement to sell                  5               --
   Accretion on securities previously
     impaired due to credit                          54               32
                                                 ------             ----
Balance, end of year                             $1,035             $957
                                                 ======             ====

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, held at:

                               Derivative Assets      Derivative Liabilities
                              Notional       Fair      Notional       Fair
                             Amount /(1)/ Value /(2)/ Amount /(1)/ Value /(2)/
                             -----------  ----------  -----------  ----------
                                             (In millions)
December 31, 2010
-----------------
Derivatives not designated
  as hedging instruments:
   Interest rate contracts      $696         $ 41        $270         $ 16
   Foreign exchange
     contracts                    71           12          40            8
   Equity contracts               21           10          --           --
   Other contracts /(3)/          --           --          12           12
                                ----         ----        ----         ----
Total derivatives, gross        $788           63        $322           36
                                ====                     ====
   Counterparty netting
     /(4)/                                    (24)                     (24)
   Cash collateral                             --                       --
                                             ----                     ----
Total derivatives, net                         39                       12
Less: Bifurcated embedded
  derivatives                                  --                       12
                                             ----                     ----
Total derivative
  instruments on balance
  sheets                                     $ 39                     $ --
                                             ====                     ====

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                               Derivative Assets      Derivative Liabilities
                              Notional       Fair      Notional       Fair
                             Amount /(1)/ Value /(2)/ Amount /(1)/ Value /(2)/
                             -----------  ----------  -----------  ----------
                                             (In millions)
December 31, 2009
-----------------
Derivatives not designated
  as hedging instruments:
   Interest rate contracts      $654         $ 31        $400         $ 20
   Foreign exchange
     contracts                    92           10          90           14
   Equity contracts               22            7          --           --
   Other contracts /(3)/          --           --           9            9
                                ----         ----        ----         ----
Total derivatives, gross        $768           48        $499           43
                                ----                     ----
   Counterparty netting
     /(4)/                                    (34)                     (34)
   Cash collateral                             --                       --
                                             ----                     ----
Total derivatives, net                         14                        9
Less: Bifurcated embedded
  derivatives                                  --                        9
                                             ----                     ----
Total derivative
  instruments on balance
  sheets                                     $ 14                     $ --
                                             ====                     ====

(1)Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(2)Fair value amounts are shown before the effects of counterparty netting adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(3)Included in the Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.

(4)Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as call options, to hedge certain guarantees of specific equity-indexed annuity products. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlement, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                              2010 2009   2008
                                                              ---- ----  -----
                                                                (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                                    $21  $ (8) $  29
   Foreign exchange contracts                                  --   (16)    33
   Equity contracts                                             3     2    (12)
   Other contracts                                             (3)   (1)  (261)
                                                              ---  ----  -----
TOTAL                                                         $21  $(23) $(211)
                                                              ===  ====  =====

The Company issues certain equity indexed products which contain provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in the policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in the net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2010 and 2009, the Company had $22.5 million and $10.7 million, respectively, of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date. See Note 15 for additional discussion of this related party relationship.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support, or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other variable interest entities, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


EXPOSURE TO LOSS

The Company's total off-balance sheet exposure associated with VIEs was $42.9 million at December 31, 2010. The Company had no off-balance sheet exposure associated with VIEs at December 31, 2009.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                    At December 31,
                                      ----------------------------------------
                                                                 Off-Balance
                                      VIE Assets VIE Liabilities Sheet Exposure
                                      ---------  --------------- --------------
                                      2010  2009 2010    2009    2010    2009
                                      ----  ---- ----    ----    ----    ----
                                                      (In millions)
Castle 2 Trust                        $881  $921 $488    $553    $--     $--

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                   Maximum Exposure to Loss
                                                -------------------------------
                                                 On-Balance   Off-Balance
                                                    Sheet        Sheet
                                                ------------- -----------
                                                Purchased and Commitments
                                      Total VIE   Retained        and
                                       Assets     Interests   Guarantees  Total
                                      --------- ------------- ----------- -----
                                                    (In millions)
 December 31, 2010
 -----------------
 Real estate and investment funds      $ 1,362      $188          $43     $231
 Maiden Lane II                         16,455       445           --      445
 Castle 1 Trust                            871       196           --      196
                                       -------      ----          ---     ----
 Total                                 $18,688      $829          $43     $872
                                       =======      ====          ===     ====
 December 31, 2009
 -----------------
 Real estate and investment funds      $   467      $ 78          $--     $ 78
 Maiden Lane II                         15,911       264           --      264
 Castle 1 Trust                            908       179           --      179
                                       -------      ----          ---     ----
 Total                                 $17,286      $521          $--     $521
                                       =======      ====          ===     ====

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                        At December 31,
                                                    ---------------------------
                                                    Consolidated Unconsolidated
                                                      VIEs         VIEs
                                                    ------------ --------------
                                                    2010   2009  2010    2009
                                                    ----   ----  ----    ----
Assets:                                                   (In millions)
   Short-term investments                           $113   $121  $ --    $ --
   Restricted cash                                    51     39    --      --
   Available for sale securities                      --     --    79      65
   Trading securities                                 --     --   445     264
   Other invested assets                              --     --   305     192
   Aircraft                                          694    752    --      --
   Derivative assets                                  16      3    --      --
   Other asset accounts                                7      6    --      --
                                                     ----  ----   ----    ----
Total assets                                        $881   $921  $829    $521
                                                     ====  ====   ====    ====
Liabilities:
Notes payable:
   To affiliates                                    $177   $374  $ --    $ --
   To third parties                                  180     72    --      --
   Other liabilities                                 131    107    --      --
                                                     ----  ----   ----    ----
Total liabiilties                                   $488   $553  $ --    $ --
                                                     ====  ====   ====    ====

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

MAIDEN LANE II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 3 herein for further discussion.

AIRCRAFT TRUSTS

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 2 Trust and fully consolidates this entity. The Company has determined that it is not the primary beneficiary of Castle 1 Trust. Please see Note 15 herein for additional information on these entities.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 Fair Value and Note 4 Investments herein.

MORTGAGE BACKED SECURITIES

The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

7. SECURITES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in AIG's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                ($ in millions)
For the year ended December 31, 2008
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II                        $  (760)
   Net realized losses on all other asset sales                        (718)
   Realized losses due to other-than-temporary declines in
     value                                                           (5,631)
                                                                    -------
       Total                                                        $(7,109)
                                                                    =======
Net realized losses related to lent securities with
  insufficient collateral:
   Deemed sales of lent securities                                  $  (272)
   Forward purchase commitments                                        (271)
                                                                    -------
       Total                                                        $  (543)
                                                                    =======

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of these amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. The assets distributed included corporate credit and other asset-backed securities. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and was reflected in other liabilities at December 31, 2009. and 2008. In 2010, a settlement with the Lehman estate was reached, and the settlement was funded on September 10, 2010. The Company recognized a realized gain in 2010 of $45.9 million as an adjustment to the estimated losses previously recorded on the sale treatment of the lent securities.

8. DEFERRED POLICY ACQUISITIONS COSTS, COST OF INSURANCE PURCHASED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                        2010     2009    2008
                                                       ------  -------  ------
                                                            (In millions)
Balance at January 1                                   $1,743  $ 3,094  $1,929
   Deferrals                                              161      186     316
   Amortization expense                                  (207)    (384)   (458)
   Effect of net unrealized (gains) losses on
     securities /(1)/                                    (277)  (1,194)    595
   Effect of net realized investment (gains) losses
     /(2)/                                                 (2)      71     865
   Effect of unlocking of assumptions used in
     estimating future gross profits                       --      (30)   (153)
                                                       ------  -------  ------
Balance at December 31                                 $1,418  $ 1,743  $3,094
                                                       ======  =======  ======

(1)In 2009, an increase of $567.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the DAC balance.

(2)In 2009, a decrease of $567.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the DAC balance.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the activity in cost of insurance purchased:

                                                             2010  2009  2008
                                                             ----  ----  ----
                                                               (In millions)
Balance at January 1                                         $105  $172  $131
   Deferrals                                                   --    --    --
   Amortization expense                                        (9)  (14)  (14)
   Effect of net unrealized (gains) losses on securities
     /(1)/                                                    (12)  (59)   25
   Effect of net realized investment (gains) losses /(2)/      --     9    34
   Effect of unlocking of assumptions used in estimating
     future gross profits                                      --    (3)   (4)
                                                             ----  ----  ----
Balance at December 31                                       $ 84  $105  $172
                                                             ====  ====  ====

CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $16.6 million, $14.3 million, $12.2 million, $7.8 million and $6.4 million, respectively.

(1)In 2009, an increase of $33.4 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the CIP.

(2)In 2009, a decrease of $33.4 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the CIP.

The following table summarizes the activity in deferred sales inducements:

                                                            2010   2009   2008
                                                           -----  -----  -----
                                                              (In millions)
Balance at January 1                                       $ 547  $ 989  $ 598
   Deferrals                                                  97     85    102
   Amortization expense                                      (94)  (131)  (146)
   Effect of net unrealized (gains) losses on securities
     /(1)/                                                  (109)  (413)   194
   Effect of net realized investment (gains) losses /(2)/            27    289
   Effect of unlocking of assumptions used in estimating
     future gross profits                                     --    (10)   (48)
                                                           -----  -----  -----
Balance at December 31                                     $ 441  $ 547  $ 989
                                                           =====  =====  =====

(1)In 2009, an increase of $203.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the sales inducement balance.

(2)In 2009, a decrease of $203.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the sales inducement balance.

The Company adjusts amortization (an "unlocking") when the assumptions underlying the estimates of future gross profits to be realized are revised. The Company reviews the assumptions underlying these estimates at least annually. In 2010, the Company reviewed the underlying assumptions and no unlocking adjustments were made. In 2009, and 2008, the Company recorded additional amortization primarily based on changes in lapse rates.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE LIFE POLICY BENEFITS

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Total policyholder contract deposits liabilities were $37.9 billion and $37.7 billion for the years ended December 31, 2010 and 2009, respectively. Policyholder contract deposits liabilities included annuities of $37.4 billion and $37.3 billion and other contract deposits of $0.5 billion and $0.4 billion for the years ended December 31, 2010 and 2009, respectively.

Total future policy benefits liabilities were $2.6 billion and $2.6 billion for the years ended December 31, 2010 and 2009, respectively. Future policy benefits liabilities included life contingent annuities of $2.6 billion and $2.6 billion, ordinary life of $28.4 million and $28.8 million, and other benefit reserves of $0.3 million and $0.3 million for the years ended
December 31, 2010 and 2009, respectively.

10. REINSURANCE

The Company's reinsurance agreements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers. Assets, including reinsurance receivables and prepaid reinsurance premiums, and liabilities relating to reinsurance contracts are included in but not separately identified in the Company's financial statements.

LIFE REINSURANCE

The Company has a closed block of life insurance business. Prior to closing the block of life insurance business, the Company limited its exposure to loss on any single life insurance policy in order to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage contracts.

ANNUITY REINSURANCE

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, ALB reinsures 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2010 and 2009, these assets and the related reserves totaled approximately $15.5 billion and $17.0 billion, respectively. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

11. NOTES PAYABLE

On January 14, 2004, Castle 2 Trust issued five classes of notes payable.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on November 15, 2026. Castle 2 Trust has the right to make an optional redemption of any class of the notes. Should Castle 2 Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, Castle 2 Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The notes are obligations solely of Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 2 Trust, or any other person.

The balance of these notes was $331.7 million and $413.9 million as of December 31, 2010 and 2009, respectively, which includes unamortized hedge accounting fair value adjustments of $9.4 million and $12.1 million, respectively. The outstanding principal balance was $341.1 million and $426.0 million at December 31, 2010 and 2009, respectively.

The weighted average interest rate on the notes during the twelve months ended December 31, 2010 and 2009 was 5.7 percent and 5.7 percent, respectively.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, non-cancelable operating leases, primarily for office space and equipment. Lease expense and future minimum lease commitments under these operating leases are not significant to the Company's consolidated results of operations or financial condition. The majority of the leases have terms of five years or less.

Rent expense was immaterial to the Company's consolidated financial condition.

The leasing operations of Castle 2 Trust consist of leasing aircraft under operating leases which expire on various dates. At December 31, 2010, future minimum lease payments to be received by Castle 2 Trust under operating leases for the year ended December 31 are as follows:

                                              (In millions)
                    2011                            87
                    2012                            69
                    2013                            46
                    2014                            33
                    2015                            22
                                                  ----
                    Thereafter                      10
                                                  ----
                    Total                         $267
                                                  ====

Commitments to Fund Partnership Investments

The Company had unfunded limited partnership investment commitments totaling $346.5 million at December 31, 2010. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under limited obligations to fund the remaining unfunded commitment for activities expressly specified in the constituent agreements governing the Company's investment in such limited partnerships.

Mortgage Loan Commitments

The Company had $70.9 million in commitments relating to mortgage loans at December 31, 2010.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


All 50 states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $17.2 million and $17.7 million for these guarantee fund assessments at December 31, 2010, and 2009, respectively, which is reported within Other Liabilities in the accompanying consolidated balance sheet.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

13. TOTAL EQUITY

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                               2010 2009  2008
                                                               ---- ---- ------
                                                                (In millions)
Cash from Parent                                               $--  $505 $  260
Contributions related to Securities Lending
   Program (see Note 7)                                         --    --  5,963
                                                               ---  ---- ------
       Total cash contributions                                 --   505  6,223
Contributions of securities at fair value                       --    --  1,290

All other non cash contributions                                 1     1     --
                                                               ---  ---- ------
       Total capital contributions                             $ 1  $506 $7,513
                                                               ===  ==== ======

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                       2010     2009     2008
                                                      ------  -------  -------
                                                            (In millions)
Fixed maturity and equity securities, available for
  sale and partnerships:
   Gross unrealized gains                             $2,032  $ 1,810  $   753
   Gross unrealized losses                              (836)  (1,798)  (2,955)
Net unrealized gains (losses) on other invested
  assets                                                 216       58      (73)
Adjustments to DAC, VOBA and deferred sales
  inducements                                           (472)     (74)     787
Deferred federal and state income tax expense
  (benefit)                                             (328)      10      526
                                                      ------  -------  -------
   Accumulated other comprehensive income (loss)
     /(1)/                                            $  612  $     6  $  (962)
                                                      ======  =======  =======

(1)Includes an increase of $617 million in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard. See Note 2.17 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations, and only can be paid out of the prior years positive unassigned surplus. The maximum amount of dividends that can be paid in 2011 without obtaining prior approval of the Insurance Commissioner is $326.0 million, which is the Company's balance of unassigned surplus at December 31, 2010.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The Company has two statutory permitted practices at December 31, 2010. The Company, with the permission of the Insurance Commissioner of the State of Texas, records reserves for certain of its deferred annuity contracts in excess of the minimum standard required by Appendix A-820, Minimum Life and Annuity Reserve Standards, of the NAIC Accounting Practices and Procedures manual. The minimum standard requires reserves for deferred annuity contracts to be calculated using the Commissioner's Annuity Reserve Valuation Method ("CARVM") on a curtate basis. Certain of the Company's policy forms filed with and approved by the TDI require reserves for deferred annuity contracts to be calculated using CARVM on a continuous basis.

If the Company recorded reserves for all of its deferred annuity contracts in accordance with the minimum standard, aggregate statutory reserves for fixed annuity contracts would be decreased and statutory surplus would be increased by $156.0 million, $169.9 million and $199.4 million at December 31, 2010, 2009 and 2008, respectively. Additionally, if the Company had recorded statutory reserves in accordance with the minimum standard for all years presented in the financial statements, the change in those statutory reserves would have generated a decrease in statutory net income of $9.0 million, $19.2 million and $0.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company and certain other domestic insurance subsidiaries (the "U.S. Participants"), of AIG historically participated in the Securities Lending Program. The Securities Lending Program was designed to elicit enhanced yields that would inure to the ultimate parent, AIG (through dividends or enhanced values of its wholly-owned subsidiaries), which issued guarantees intended to give loss protection to the insurance company participants in the Securities Lending Program. In 2007 and 2008, the Securities Lending Program incurred significant realized losses due to its investment of cash collateral received from third parties in long-term mortgage-backed securities. Concurrently, the Company and other U.S. Participants received capital contributions from their ultimate parent, AIG, to substantially offset the impact on surplus resulting from the realized losses under the Securities Lending Program. On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

In 2010, in response to these unique circumstances, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus at September 30, 2010, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. This statutory restatement resulted in an increase in statutory unassigned funds in an amount equal to the contributions received from AIG ($7.6 billion) that offset the Company's losses incurred as a result of their participation in the Securities Lending Program and a corresponding decrease in statutory gross paid in and contributed statutory surplus of $7.6 billion. The permitted practice had no impact on either the Company's net income or total statutory surplus or impact on these consolidated financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                         2010   2009     2008
                                                        ------ ------  -------
                                                             (In millions)
Statutory net loss                                      $   10 $ (229) $(7,901)
Statutory capital and surplus                           $3,509 $3,185  $ 3,047

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income consist of the following:

                                                        Years ended December 31,
                                                        ------------------------
                                                         2010     2009    2008
                                                         -----    ----    ----
                                                            (In millions)
Current                                                 $ (75)    $ (8)   $ 39
Deferred                                                 (341)     (63)    186
                                                         -----     ----    ----
Total income tax expense / (benefit)                    $(416)    $(71)   $225
                                                         =====     ====    ====

The US statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                        Years ended December 31,
                                                        ---------------------
                                                         2010     2009    2008
                                                        -----    -----  -------
                                                            (In millions)
US federal income tax (benefit) at statutory rate       $ 284    $(201) $(3,774)
Adjustments:
   Valuation allowance                                   (698)     143    3,720
   Goodwill                                                --       --      284
   Other credits, taxes and settlement                     (2)     (13)      (5)
                                                        -----    -----  -------
Total income tax expense / (benefit)                    $(416)   $ (71) $   225
                                                        =====    =====  =======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the deferred tax liabilities and assets at December 31 are as follows:

                                                                2010     2009
                                                              -------  -------
                                                                (In millions)
DEFERRED TAX LIABILITIES:
   Deferred policy acquisition costs                          $   708  $   713
   Net unrealized gains on debt and equity securities
     available for sale                                           328       --
                                                              -------  -------
Total deferred tax liabilities                                  1,036      713
                                                              -------  -------
DEFERRED TAX ASSETS:
   Basis differential of investments                           (3,233)  (3,583)
   Policy reserves                                               (191)    (201)
   Net unrealized losses on debt and equity securities
     available for sale                                            --       (1)
   Other                                                          (49)     (51)
                                                              -------  -------
Total deferred tax assets before valuation allowance           (3,473)  (3,836)
Valuation allowance                                             2,760    3,449
                                                              -------  -------
Net deferred tax (assets)/liabilities                         $   323  $   326
                                                              =======  =======

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2010, the Company had the following capital loss carryforwards:

                                      Amount Year Expired
                                      ------ ------------
                      (In millions)
                      2008            $6,885     2014
                      2009               333     2015
                                      ------
                         Total        $7,218
                                      ======

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $3,473 million and concluded a $2,760 million valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                    December 31,  December 31,
                                                        2010          2009
                                                    ------------- -------------
                                                    (In millions) (In millions)
Gross unrecognized tax benefit at beginning of
  period                                                $107          $ --
   Increases in tax positions for prior years             79           107
   Decreases in tax positions for prior years             --            --
   Increases in tax positions for current year            --            --
   Lapse in statute of limitation settlement              --            --
   Settlement                                             --            --
                                                        ----          ----
Gross unrecognized tax benefit at end of period         $186          $107
                                                        ====          ====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2010, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2010 and 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $186.1 million and 106.8 million, respectively. As of December 31, 2010 and 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $186.1 million and $106.8 million, respectively. Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. The Company recorded no interest and penalties in 2010 or 2009.

The Company is currently under IRS examination for the taxable years 2003-2006. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001-2010 remain subject to examination by major tax jurisdictions.

15. RELATED PARTY TRANSACTIONS

Events Related to AIG
---------------------

On September 30, 2010, AIG entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize AIG (the "Recapitalization"). AIG completed the Recapitalization on January 14, 2011. For more information regarding the Recapitalization, please see Note 17.

Additional information on AIG is provided in the Company's 2010 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $35.7 million, $28.9 million and $33.3 million for the years ended December 31, 2010, 2009 and 2008, respectively. Accounts payable for such services at December 31, 2010 and 2009 were not material.

Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $16.3 million, $18.0 million and $18.0 million for the years

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

ended December 31, 2010, 2009 and 2008, respectively. Accounts receivable for such services at December 31, 2010 and 2009 were not material.

NOTES OF AFFILIATES

On December 7, 2005, the Company acquired 5.75 percent Senior Note due
December 14, 2015, issued by Transatlantic Holdings, Inc. an affiliate of the Company at that time at a cost of $175.1 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained
13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $4.2 million and $10.2 million on the notes while they were still considered an affiliate during 2009 and 2008, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

On January 14, 2004, the Company purchased 61.3 percent of the non-voting preferred equity issued by Castle 2 Trust for $185.0 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent of $185.0 million on January 14, 2004. On January 14, 2004, the Company purchased $60.0 million of fixed rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. The accounts of Castle 2 Trust have been included in these consolidated financial statements as of and for the years ended December 31, 2010, 2009 and 2008 (see Note 2).

On September 23, 2003, the Company purchased 32.0 percent of the non-voting preferred equity issued by Castle 1 Trust, an affiliate, for $85.8 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $218.5 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware special-purpose statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

DERIVATIVES

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

OTHER

During the year ended December 31, 2008, the Company paid $4.8 million to an affiliate to administer the Company's securities lending program. (See Note 7).

16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due

                    WESTERN NATIONAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

17. SUBSEQUENT EVENTS

On January 14, 2011, AIG completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and
(iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

On March 10, 2011, AIG submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other AIG companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining AIG's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its shareholder in an amount in excess of that required to maintain the specified minimum percentage.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                                 ANNUAL REPORT
                               DECEMBER 31, 2010

                                   CONTENTS

Report of Independent Registered Public Accounting Firm....................  1
Statement of Assets and Liabilities and of Operations......................  2
Schedule of Portfolio Investments.......................................... 11
Statements of Changes in Net Assets........................................ 12
Notes to Financial Statements.............................................. 31

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Western National Life Insurance Company and Contract Owners of Western National Life Insurance Company A.G. Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of Western National Life Insurance Company A.G. Separate Account A at December 31, 2010, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of Western National Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2010 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 29, 2011

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                            STATEMENT OF OPERATIONS

                                                                              JP MORGAN        JP MORGAN       JP MORGAN
                                                                           INSURANCE TRUST  INSURANCE TRUST INSURANCE TRUST
                                                                                 U.S.           EQUITY          INTREPID
                                                                           EQUITY PORTFOLIO INDEX PORTFOLIO GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                        ---------------- --------------- ----------------
AS OF DECEMBER 31, 2010                                                       DIVISION 1      DIVISION 2       DIVISION 3
-----------------------                                                    ---------------- --------------- ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value                      $  3,177,798     $   740,893     $  3,461,896
                                                                             ------------     -----------     ------------
Net Assets                                                                   $  3,177,798     $   740,893     $  3,461,896
                                                                             ============     ===========     ============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of Applicable Contract
     Loans - Partial Withdrawals with Right of Reinvestment)                 $  3,177,798     $   740,893     $  3,461,896
                                                                             ------------     -----------     ------------
Total Contract Owner Reserves                                                $  3,177,798     $   740,893     $  3,461,896
                                                                             ============     ===========     ============
TOTAL UNITS OUTSTANDING                                                       301,480.317      76,201.478      471,347.961
                                                                             ============     ===========     ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                               $     31,269     $    15,733     $     37,514
EXPENSES:
   Mortality And Expense Risk Charge                                               37,930           8,379           41,690
                                                                             ------------     -----------     ------------
Net Investment Income (Loss)                                                 $     (6,661)    $     7,354     $     (4,176)
                                                                             ------------     -----------     ------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale of Fund Shares                        $     48,341     $   (11,883)    $    345,662
   Realized Gain Distributions From Mutual Funds                                       --              --               --
                                                                             ------------     -----------     ------------
   Net Realized Gains (Losses) On Investments                                      48,341         (11,883)         345,662
                                                                             ------------     -----------     ------------
Net Change in Unrealized Appreciation (Depreciation) During The Period            317,386          90,069          125,552
                                                                             ------------     -----------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                            $    359,066     $    85,540     $    467,038
                                                                             ============     ===========     ============

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                      JP MORGAN          JP MORGAN          JP MORGAN
                                                                   INSURANCE TRUST    INSURANCE TRUST    INSURANCE TRUST
                                                                       MID CAP      DIVERSIFIED MID CAP     INTREPID
                                                                   VALUE PORTFOLIO   GROWTH PORTFOLIO   MID CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                               ----------------- ------------------- -----------------
AS OF DECEMBER 31, 2010                                           DIVISION 4 AND 10     DIVISION 5         DIVISION 6
-----------------------                                           ----------------- ------------------- -----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value             $  3,078,814       $  2,382,769        $   745,773
                                                                    ------------       ------------        -----------
Net Assets                                                          $  3,078,814       $  2,382,769        $   745,773
                                                                    ============       ============        ===========
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of Applicable
     Contract Loans - Partial Withdrawals with Right of
     Reinvestment)                                                  $  3,078,814       $  2,382,769        $   745,773
                                                                    ------------       ------------        -----------
Total Contract Owner Reserves                                       $  3,078,814       $  2,382,769        $   745,773
                                                                    ============       ============        ===========
TOTAL UNITS OUTSTANDING                                              150,993.753        138,611.542         41,524.627
                                                                    ============       ============        ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                      $         --       $         --        $    10,027
EXPENSES:
   Mortality And Expense Risk Charge                                      35,711             27,219              8,470
                                                                    ------------       ------------        -----------
Net Investment Income (Loss)                                        $    (35,711)      $    (27,219)       $     1,557
                                                                    ------------       ------------        -----------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale of Fund Shares               $    272,640       $   (211,160)       $   (66,008)
   Realized Gain Distributions From Mutual Funds                          39,048                 --                 --
                                                                    ------------       ------------        -----------
   Net Realized Gains (Losses) On Investments                            311,688           (211,160)           (66,008)
                                                                    ------------       ------------        -----------
Net Change in Unrealized Appreciation (Depreciation) During The
  Period                                                                 340,747            739,435            188,599
                                                                    ------------       ------------        -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   $    616,724       $    501,056        $   124,148
                                                                    ============       ============        ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                  JP MORGAN                  INVESCO VAN KAMPEN
                                               INSURANCE TRUST INVESCO V.I.         V.I.             FRANKLIN
                                                  CORE BOND    INTERNATIONAL   CAPITAL GROWTH      SMALL-MID CAP
                                                  PORTFOLIO     GROWTH FUND       PORTFOLIO      GROWTH SECURITIES
STATEMENT OF ASSETS AND LIABILITIES            --------------- ------------- ------------------- -----------------
AS OF DECEMBER 31, 2010                          DIVISION 8     DIVISION 21  DIVISION 22 AND 136    DIVISION 23
-----------------------                        --------------- ------------- ------------------- -----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                 $ 11,118,856   $  2,184,529     $  5,933,499        $   529,394
                                                ------------   ------------     ------------        -----------
Net Assets                                      $ 11,118,856   $  2,184,529     $  5,933,499        $   529,394
                                                ============   ============     ============        ===========
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                              $ 11,118,856   $  2,184,529     $  5,933,499        $   529,394
                                                ------------   ------------     ------------        -----------
Total Contract Owner Reserves                   $ 11,118,856   $  2,184,529     $  5,933,499        $   529,394
                                                ============   ============     ============        ===========
TOTAL UNITS OUTSTANDING                          632,829.833    142,151.833      333,621.260         39,297.763
                                                ============   ============     ============        ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                  $    505,831   $     49,993     $         --        $        --
EXPENSES:
   Mortality And Expense Risk Charge                 143,743         26,680           76,356              5,510
                                                ------------   ------------     ------------        -----------
Net Investment Income (Loss)                    $    362,088   $     23,313     $    (76,356)       $    (5,510)
                                                ------------   ------------     ------------        -----------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale of
     Fund Shares                                $    116,438   $    419,467     $    219,982        $    (5,849)
   Realized Gain Distributions From Mutual
     Funds                                                --             --               --                 --
                                                ------------   ------------     ------------        -----------
   Net Realized Gains (Losses) On Investments        116,438        419,467          219,982             (5,849)
                                                ------------   ------------     ------------        -----------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period                   514,293       (218,051)         803,824            125,378
                                                ------------   ------------     ------------        -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                    $    992,819   $    224,729     $    947,450        $   114,019
                                                ============   ============     ============        ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                    TEMPLETON
                                                   DEVELOPING          OPPENHEIMER       VALIC COMPANY I        PUTNAM VT
                                               MARKETS SECURITIES      HIGH INCOME       MONEY MARKET I       GLOBAL EQUITY
                                                      FUND              FUND /VA            PORTFOLIO             FUND
STATEMENT OF ASSETS AND LIABILITIES            ------------------- ------------------- ------------------- -------------------
AS OF DECEMBER 31, 2010                        DIVISION 24 AND 115 DIVISION 25 AND 114 DIVISION 26 AND 132 DIVISION 29 AND 149
-----------------------                        ------------------- ------------------- ------------------- -------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                    $ 1,157,337        $    745,295        $  5,268,840         $   123,292
                                                   -----------        ------------        ------------         -----------
Net Assets                                         $ 1,157,337        $    745,295        $  5,268,840         $   123,292
                                                   ===========        ============        ============         ===========
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                                 $ 1,157,337        $    745,295        $  5,268,840         $   123,292
                                                   -----------        ------------        ------------         -----------
Total Contract Owner Reserves                      $ 1,157,337        $    745,295        $  5,268,840         $   123,292
                                                   ===========        ============        ============         ===========
TOTAL UNITS OUTSTANDING                             41,052.700         191,281.147         416,901.750          16,349.741
                                                   ===========        ============        ============         ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                     $    18,924        $     46,162        $        435         $     2,352
EXPENSES:
   Mortality And Expense Risk Charge                    14,989               9,334              60,392               1,680
                                                   -----------        ------------        ------------         -----------
Net Investment Income (Loss)                       $     3,935        $     36,828        $    (59,957)        $       672
                                                   -----------        ------------        ------------         -----------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale of
     Fund Shares                                   $   (77,703)       $   (636,775)       $         --         $    (8,448)
   Realized Gain Distributions From Mutual
     Funds                                                  --                  --                 130                  --
                                                   -----------        ------------        ------------         -----------
   Net Realized Gains (Losses) On Investments          (77,703)           (636,775)                130              (8,448)
                                                   -----------        ------------        ------------         -----------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period                     242,751             692,171                  --              16,731
                                                   -----------        ------------        ------------         -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                       $   168,983        $     92,224        $    (59,827)        $     8,955
                                                   ===========        ============        ============         ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                           INVESCO V.I.  OPPENHEIMER       OPPENHEIMER
                                                                           CORE EQUITY   MAIN STREET   CAPITAL APPREICATION
                                                                               FUND          FUND              FUND
STATEMENT OF ASSETS AND LIABILITIES                                        ------------  ------------  --------------------
AS OF DECEMBER 31, 2010                                                    DIVISION 30   DIVISION 111      DIVISION 112
-----------------------------------                                        ------------  ------------  --------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value                    $  3,813,360  $  4,098,266      $  2,636,947
                                                                           ------------  ------------      ------------
Net Assets                                                                 $  3,813,360  $  4,098,266      $  2,636,947
                                                                           ============  ============      ============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of Applicable Contract
     Loans - Partial Withdrawals with Right of Reinvestment)               $  3,813,360  $  4,098,266      $  2,636,947
                                                                           ------------  ------------      ------------
Total Contract Owner Reserves                                              $  3,813,360  $  4,098,266      $  2,636,947
                                                                           ============  ============      ============
TOTAL UNITS OUTSTANDING                                                     345,850.667   359,354.099       209,595.504
                                                                           ============  ============      ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                             $     37,275  $     42,367      $      4,770
EXPENSES:
   Mortality And Expense Risk Charge                                             46,984        56,797            37,407
                                                                           ------------  ------------      ------------
Net Investment Income (Loss)                                               $     (9,709) $    (14,430)     $    (32,637)
                                                                           ------------  ------------      ------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale of Fund Shares                      $      6,355  $    124,676      $     35,106
   Realized Gain Distributions From Mutual Funds                                     --            --                --
                                                                           ------------  ------------      ------------
   Net Realized Gains (Losses) On Investments                                     6,355       124,676            35,106
                                                                           ------------  ------------      ------------
Net Change in Unrealized Appreciation (Depreciation) During The Period          305,356       417,335           176,136
                                                                           ------------  ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          $    302,002  $    527,581      $    178,605
                                                                           ============  ============      ============

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                              OPPENHEIMER         TEMPLETON    INVESCO V.I. CAPITAL INVESCO V.I. DIVERSIFIED
                                         MAIN STREET SMALL CAP     FOREIGN         APPRECIATION              INCOME
                                                 FUND          SECURITIES FUND         FUND                   FUND
STATEMENT OF ASSETS AND LIABILITIES      --------------------- --------------- -------------------- ------------------------
AS OF DECEMBER 31, 2010                      DIVISION 113       DIVISION 116       DIVISION 117           DIVISION 118
-----------------------------------      --------------------- --------------- -------------------- ------------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                     $ 1,102,029        $   577,500       $  1,227,914           $   652,265
                                              -----------        -----------       ------------           -----------
Net Assets                                    $ 1,102,029        $   577,500       $  1,227,914           $   652,265
                                              ===========        ===========       ============           ===========
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                            $ 1,102,029        $   577,500       $  1,227,914           $   652,265
                                              -----------        -----------       ------------           -----------
Total Contract Owner Reserves                 $ 1,102,029        $   577,500       $  1,227,914           $   652,265
                                              ===========        ===========       ============           ===========
TOTAL UNITS OUTSTANDING                        52,740.358         38,421.432        126,671.572            57,448.364
                                              ===========        ===========       ============           ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                $        --        $    10,880       $      8,987           $    38,448
EXPENSES:
   Mortality And Expense Risk Charge               15,065              8,122             17,700                 9,302
                                              -----------        -----------       ------------           -----------
Net Investment Income (Loss)                  $   (15,065)       $     2,758       $     (8,713)          $    29,146
                                              -----------        -----------       ------------           -----------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale
     of Fund Shares.....................      $    (6,543)       $   (25,108)      $     (6,316)          $   (35,930)
   Realized Gain Distributions From
     Mutual Funds.......................            6,892                 --                 --                    --
                                              -----------        -----------       ------------           -----------
   Net Realized Gains (Losses) On
     Investments........................              349            (25,108)            (6,316)              (35,930)
                                              -----------        -----------       ------------           -----------
Net Change in Unrealized Appreciation
  (Depreciation) During The Period                216,276             56,080            169,654                59,291
                                              -----------        -----------       ------------           -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                  $   201,560        $    33,730       $    154,625           $    52,507
                                              ===========        ===========       ============           ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                                        VALIC COMPANY I VALIC COMPANY I
                                                        VALIC COMPANY I VALIC COMPANY I  INTERNATIONAL    GOVERNMENT
                                                          STOCK INDEX   GROWTH & INCOME    EQUITIES       SECURITIES
                                                             FUND            FUND            FUND            FUND
STATEMENT OF ASSETS AND LIABILITIES                     --------------- --------------- --------------- ---------------
AS OF DECEMBER 31, 2010                                  DIVISION 133    DIVISION 134    DIVISION 135    DIVISION 138
-----------------------------------                     --------------- --------------- --------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair
     Value                                               $  4,367,107    $  3,262,945     $ 1,062,069    $  3,768,144
                                                         ------------    ------------     -----------    ------------
Net Assets                                               $  4,367,107    $  3,262,945     $ 1,062,069    $  3,768,144
                                                         ============    ============     ===========    ============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals
     with Right of Reinvestment)                         $  4,367,107    $  3,262,945     $ 1,062,069    $  3,768,144
                                                         ------------    ------------     -----------    ------------
Total Contract Owner Reserves                            $  4,367,107    $  3,262,945     $ 1,062,069    $  3,768,144
                                                         ============    ============     ===========    ============
TOTAL UNITS OUTSTANDING                                   250,175.257     236,226.388      85,463.402     220,904.829
                                                         ============    ============     ===========    ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                           $     67,954    $     38,885     $    24,511    $    115,830
EXPENSES:
   Mortality And Expense Risk Charge                           60,301          46,796          15,210          57,527
                                                         ------------    ------------     -----------    ------------
Net Investment Income (Loss)                             $      7,653    $     (7,911)    $     9,301    $     58,303
                                                         ------------    ------------     -----------    ------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale of Fund Shares    $   (254,407)   $   (242,767)    $   (22,874)   $     36,769
   Realized Gain Distributions From Mutual Funds               64,533              --              --              --
                                                         ------------    ------------     -----------    ------------
   Net Realized Gains (Losses) On Investments                (189,874)       (242,767)        (22,874)         36,769
                                                         ------------    ------------     -----------    ------------
Net Change in Unrealized Appreciation (Depreciation)
  During The Period                                           708,346         572,912          69,595          11,575
                                                         ------------    ------------     -----------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $    526,125    $    322,234     $    56,022    $    106,647
                                                         ============    ============     ===========    ============

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                                                             VALIC
                                                                                                           COMPANY I
                                                                               JANUS ASPEN                 SCIENCE &
                                                                  JANUS ASPEN    OVERSEAS     MFS CORE     TECHNOLOGY
                                                                   PORTFOLIO    PORTFOLIO   EQUITY SERIES     FUND
STATEMENT OF ASSETS AND LIABILITIES                               ------------ ------------ ------------- ------------
AS OF DECEMBER 31, 2010                                           DIVISION 141 DIVISION 142 DIVISION 143  DIVISION 144
-----------------------------------                               ------------ ------------ ------------- ------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value           $   356,080  $ 1,023,738  $    898,374  $   153,777
                                                                  -----------  -----------  ------------  -----------
Net Assets                                                        $   356,080  $ 1,023,738  $    898,374  $   153,777
                                                                  ===========  ===========  ============  ===========
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of Applicable
     Contract Loans - Partial Withdrawals with Right of
     Reinvestment)                                                $   356,080  $ 1,023,738  $    898,374  $   153,777
                                                                  -----------  -----------  ------------  -----------
Total Contract Owner Reserves                                     $   356,080  $ 1,023,738  $    898,374  $   153,777
                                                                  ===========  ===========  ============  ===========
TOTAL UNITS OUTSTANDING                                            48,881.745   52,550.286   115,812.546   28,772.118
                                                                  ===========  ===========  ============  ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                    $     1,285  $     5,042  $      8,907  $         4
EXPENSES:
   Mortality And Expense Risk Charge                                    5,145       12,672         9,848        2,190
                                                                  -----------  -----------  ------------  -----------
Net Investment Income (Loss)                                      $    (3,860) $    (7,630) $       (941) $    (2,186)
                                                                  -----------  -----------  ------------  -----------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale of Fund Shares             $    20,540  $    47,197  $     11,350  $    10,260
   Realized Gain Distributions From Mutual Funds                           --           --            --           --
                                                                  -----------  -----------  ------------  -----------
   Net Realized Gains (Losses) On Investments                          20,540       47,197        11,350       10,260
                                                                  -----------  -----------  ------------  -----------
Net Change in Unrealized Appreciation (Depreciation) During The
  Period                                                               26,135      142,399        84,065       20,817
                                                                  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                 $    42,815  $   181,966  $     94,474  $    28,891
                                                                  ===========  ===========  ============  ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                        VALIC COMPANY II VALIC COMPANY II VALIC COMPANY II
                                                                         MID CAP VALUE    STRATEGIC BOND  HIGH YIELD BOND
                                                                              FUND             FUND             FUND
STATEMENT OF ASSETS AND LIABILITIES                                     ---------------- ---------------- ----------------
AS OF DECEMBER 31, 2010                                                   DIVISION 145     DIVISION 146     DIVISION 147
-----------------------------------                                     ---------------- ---------------- ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value                   $  2,145,742     $   788,540      $   189,522
                                                                          ------------     -----------      -----------
Net Assets                                                                $  2,145,742     $   788,540      $   189,522
                                                                          ============     ===========      ===========
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of Applicable
     Contract Loans - Partial Withdrawals with Right of Reinvestment)     $  2,145,742     $   788,540      $   189,522
                                                                          ------------     -----------      -----------
Total Contract Owner Reserves and Capital Surplus                         $  2,145,742     $   788,540      $   189,522
                                                                          ============     ===========      ===========
TOTAL UNITS OUTSTANDING                                                    121,809.739      40,839.638       10,588.631
                                                                          ============     ===========      ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                            $     13,335     $    40,870      $    14,222
EXPENSES:
   Mortality And Expense Risk Charge                                            26,413          11,406            2,971
                                                                          ------------     -----------      -----------
Net Investment Income (Loss)                                              $    (13,078)    $    29,464      $    11,251
                                                                          ------------     -----------      -----------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net Realized Gains (Losses) on Sale of Fund Shares                     $    (40,370)    $    (5,550)     $    (9,827)
   Realized Gain Distributions From Mutual Funds                                    --              --               --
                                                                          ------------     -----------      -----------
   Net Realized Gains (Losses) On Investments                                  (40,370)         (5,550)          (9,827)
                                                                          ------------     -----------      -----------
Net Change in Unrealized Appreciation (Depreciation) During The Period         389,847          51,750           22,144
                                                                          ------------     -----------      -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                         $    336,399     $    75,664      $    23,568
                                                                          ============     ===========      ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2010

                                                                     NET ASSET VALUE  NET ASSET
UNDERLYING FUND                               DIVISION    SHARES        PER SHARE       VALUE       COST     LEVEL /(1)/
---------------                               -------- ------------- --------------- ----------- ----------- ----------
JPMIT US Equity Portfolio                        1       202,536.520     $ 15.69     $ 3,177,798 $ 3,088,189     1
JPMIT Equity Index Portfolio                     2        67,785.270       10.93         740,893     758,553     1
JPMIT Intrepid Growth Portfolio                  3       229,112.905       15.11       3,461,896   2,715,303     1
JPMIT Mid Cap Value Portfolio                    10      452,766.765        6.80       3,078,814   1,951,038     1
JPMIT Diversified Mid Cap Growth Portfolio       5       140,908.870       16.91       2,382,769   2,233,890     1
JPMIT Intrepid Mid Cap Portfolio                 6        47,744.750       15.62         745,773     790,931     1
JPMIT Core Bond Portfolio                        8       963,505.719       11.54      11,118,856  10,034,263     1
Invesco V.I. International Growth Fund           21       76,142.524       28.69       2,184,529   1,499,763     1
Invesco Van Kampen V.I. Capital Growth
  Portfolio                                   22 & 136   174,514.676       34.00       5,933,499   4,377,541     1
Franklin Small-Mid Cap Growth Securities         23       24,588.667       21.53         529,394     512,950     1
Templeton Developing Markets Securities Fund  24 & 115   102,419.204       11.30       1,157,337   1,127,808     1
Oppenheimer High Income Fund/VA               25 & 114   349,903.756        2.13         745,295   1,930,362     1
VALIC Company I Money Market I Fund           26 & 132 5,268,840.000        1.00       5,268,840   5,268,844     1
Putnam VT Global Equity Fund                  29 & 149    11,394.824       10.82         123,292     136,499     1
Invesco V.I. Core Equity Fund                    30      141,078.801       27.03       3,813,360   3,485,321     1
Oppenheimer Main Street Fund                    111      196,277.107       20.88       4,098,266   3,784,619     1
Oppenheimer Capital Appreciation Fund           112       65,351.846       40.35       2,636,947   2,186,788     1
Oppenheimer Main Street Small Cap Fund          113       62,402.548       17.66       1,102,029     989,363     1
Templeton Foreign Securities Fund               116       40,412.876       14.29         577,500     644,824     1
Invesco V.I. Capital Appreciation Fund          117       52,700.172       23.30       1,227,914   1,132,524     1
Invesco V.I. Diversified Income Fund            118      106,928.689        6.10         652,265     772,003     1
VALIC Company I Stock Index Fund                133      176,093.024       24.80       4,367,107   4,786,891     1
VALIC Company I Growth & Income Fund            134      270,335.128       12.07       3,262,945   3,343,519     1
VALIC Company I International Equities Fund     135      165,174.028        6.43       1,062,069   1,172,535     1
VALIC Company I Government Securities Fund      138      363,019.653       10.38       3,768,144   3,723,383     1
Janus Aspen Portfolio                           141       14,818.144       24.03         356,080     286,607     1
Janus Aspen Overseas Portfolio                  142       18,267.987       56.04       1,023,738     805,535     1
MFS VIT Core Equity Series                      143       57,404.089       15.65         898,374     807,150     1
VALIC Company I Science & Technology Fund       144        9,593.075       16.03         153,777     109,896     1
VALIC Company II Mid Cap Value Fund             145      127,117.417       16.88       2,145,742   2,063,227     1
VALIC Company II Strategic Bond Fund            146       72,144.556       10.93         788,540     709,946     1
VALIC Company II High Yield Bond Fund           147       26,249.584        7.22         189,522     169,360     1

/(1)/Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              JP MORGAN                 JP MORGAN
                                                                           INSURANCE TRUST           INSURANCE TRUST
                                                                                U.S.                     EQUITY
                                                                          EQUITY PORTFOLIO           INDEX PORTFOLIO
                                                                      ------------------------  ------------------------
                                                                             DIVISION 1                DIVISION 2
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                       $    (6,661) $    66,234   $   7,354    $  10,562
   Net Realized Gains (Losses) From Securities Transactions                48,341     (102,224)    (11,883)    (111,280)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                               317,386      991,764      90,069      234,585
                                                                      -----------  -----------   ---------    ---------
Increase (Decrease) In Net Assets From Operations                         359,066      955,774      85,540      133,867
                                                                      -----------  -----------   ---------    ---------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                          360        2,901         (60)        (631)
   Surrenders Of Accumulation Units By Terminations And Withdrawals    (1,032,381)  (1,749,698)   (163,686)    (301,690)
   Contract Maintenance Charge                                                 --           --          --           --
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                          51,043     (117,956)     54,962      (27,068)
                                                                      -----------  -----------   ---------    ---------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                        (980,978)  (1,864,753)   (108,784)    (329,389)
                                                                      -----------  -----------   ---------    ---------
Total Increase (Decrease) In Net Assets                                  (621,912)    (908,979)    (23,244)    (195,522)
NET ASSETS:
Beginning Of Period                                                     3,799,710    4,708,689     764,137      959,659
                                                                      -----------  -----------   ---------    ---------
End Of Period                                                         $ 3,177,798  $ 3,799,710   $ 740,893    $ 764,137
                                                                      ===========  ===========   =========    =========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              JP MORGAN                 JP MORGAN
                                                                           INSURANCE TRUST           INSURANCE TRUST
                                                                              INTREPID                   MID CAP
                                                                          GROWTH PORTFOLIO           VALUE PORTFOLIO
                                                                      ------------------------  ------------------------
                                                                             DIVISION 3          DIVISION 4 AND 10/(2)/
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                       $    (4,176) $   (14,382)  $  (35,711) $    45,942
   Net Realized Gains (Losses) From Securities Transactions               345,662      (72,141)     311,688   (3,773,571)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                               125,552    1,178,832      340,747    4,401,884
                                                                      -----------  -----------   ----------  -----------
Increase (Decrease) In Net Assets From Operations                         467,038    1,092,309      616,724      674,255
                                                                      -----------  -----------   ----------  -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                          991        2,984          925        3,947
   Surrenders Of Accumulation Units By Terminations And Withdrawals    (1,201,766)  (1,702,909)    (894,004)  (1,484,098)
   Contract Maintenance Charge                                                 --           --           --           --
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                         (83,948)    (210,397)     (43,426)    (124,910)
                                                                      -----------  -----------   ----------  -----------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                      (1,284,723)  (1,910,322)    (936,505)  (1,605,061)
                                                                      -----------  -----------   ----------  -----------
Total Increase (Decrease) In Net Assets                                  (817,685)    (818,013)    (319,781)    (930,806)
NET ASSETS:
Beginning Of Period                                                     4,279,581    5,097,594    3,398,595    4,329,401
                                                                      -----------  -----------   ----------  -----------
End Of Period                                                         $ 3,461,896  $ 4,279,581   $3,078,814  $ 3,398,595
                                                                      ===========  ===========   ==========  ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                     JP MORGAN                 JP MORGAN
                                                                                  INSURANCE TRUST           INSURANCE TRUST
                                                                                DIVERSIFIED MID CAP            INTREPID
                                                                                 GROWTH PORTFOLIO          MID CAP PORTFOLIO
                                                                             ------------------------  ------------------------
                                                                                    DIVISION 5                DIVISION 6
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2010         2009         2010         2009
                                                                             ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                               $  (27,219)  $  (28,486)  $   1,557    $   3,217
   Net Realized Gains (Losses) From Securities Transactions                     (211,160)    (606,943)    (66,008)    (257,894)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                      739,435    1,460,694     188,599      469,884
                                                                              ----------   ----------   ---------    ---------
Increase (Decrease) In Net Assets From Operations                                501,056      825,265     124,148      215,207
                                                                              ----------   ----------   ---------    ---------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                                 566        2,346         260          150
   Surrenders Of Accumulation Units By Terminations And Withdrawals             (687,255)    (934,170)   (197,783)    (275,621)
   Contract Maintenance Charge                                                        --           --          --           --
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                                   (715)     (56,494)     (7,093)      (2,727)
                                                                              ----------   ----------   ---------    ---------
   Increase (Decrease) In Net Assets Resulting From Principal Transactions      (687,404)    (988,318)   (204,616)    (278,198)
                                                                              ----------   ----------   ---------    ---------
Total Increase (Decrease) In Net Assets                                         (186,348)    (163,053)    (80,468)     (62,991)
NET ASSETS:
Beginning Of Period                                                            2,569,117    2,732,170     826,241      889,232
                                                                              ----------   ----------   ---------    ---------
End Of Period                                                                 $2,382,769   $2,569,117   $ 745,773    $ 826,241
                                                                              ==========   ==========   =========    =========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             JP MORGAN                  JP MORGAN
                                                                          INSURANCE TRUST            INSURANCE TRUST
                                                                             GOVERNMENT                 CORE BOND
                                                                           BOND PORTFOLIO               PORTFOLIO
                                                                     -------------------------  ------------------------
                                                                          DIVISION 7/(1)/              DIVISION 8
                                                                     -------------------------  ------------------------
                                                                       FOR THE      FOR THE       FOR THE      FOR THE
                                                                      YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                                         2010         2009          2010         2009
                                                                     ------------ ------------  ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                          $ --     $    581,482  $   362,088  $   519,704
   Net Realized Gains (Losses) From Securities Transactions                --          113,989      116,438     (255,250)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                --         (688,283)     514,293      767,761
                                                                         ----     ------------  -----------  -----------
Increase (Decrease) In Net Assets From Operations                          --            7,188      992,819    1,032,215
                                                                         ----     ------------  -----------  -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                       --           (1,409)        (873)       5,902
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals                                                           --       (2,764,123)  (3,975,264)  (5,465,267)
   Contract Maintenance Charge                                             --               --           --           --
   Amounts Transferred From (To) Other Divisions Or The WNL
     General Account, Net                                                  --       (8,314,372)     237,625    7,984,871
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                          --      (11,079,904)  (3,738,512)   2,525,506
                                                                         ----     ------------  -----------  -----------
Total Increase (Decrease) In Net Assets                                    --      (11,072,716)  (2,745,693)   3,557,721
                                                                         ----     ------------  -----------  -----------
NET ASSETS:
Beginning Of Period                                                        --       11,072,716   13,864,549   10,306,828
                                                                         ----     ------------  -----------  -----------
End Of Period                                                            $ --     $         --  $11,118,856  $13,864,549
                                                                         ====     ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              JP MORGAN
                                                                           INSURANCE TRUST            INVESCO V.I.
                                                                              BALANCED                INTERNATIONAL
                                                                              PORTFOLIO                GROWTH FUND
                                                                      ------------------------  ------------------------
                                                                          DIVISION 9 /(3)/             DIVISION 21
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                       $    (6,730)  $   64,475   $   23,313  $     5,049
   Net Realized Gains (Losses) From Securities Transactions              (235,398)    (387,177)     419,467      507,101
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                               326,613      746,286     (218,051)     216,200
                                                                      -----------   ----------   ----------  -----------
Increase (Decrease) In Net Assets From Operations                          84,485      423,584      224,729      728,350
                                                                      -----------   ----------   ----------  -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                         (519)       1,039        2,749        2,502
   Surrenders Of Accumulation Units By Terminations And Withdrawals      (531,159)    (873,906)    (777,613)  (1,196,112)
   Contract Maintenance Charge                                                 --           --           --           --
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                      (1,800,196)     (51,769)     (23,086)     (77,662)
                                                                      -----------   ----------   ----------  -----------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                      (2,331,874)    (924,636)    (797,950)  (1,271,272)
                                                                      -----------   ----------   ----------  -----------
Total Increase (Decrease) In Net Assets                                (2,247,389)    (501,052)    (573,221)    (542,922)
NET ASSETS:
Beginning Of Period                                                     2,247,389    2,748,441    2,757,750    3,300,672
                                                                      -----------   ----------   ----------  -----------
End Of Period                                                         $        --   $2,247,389   $2,184,529  $ 2,757,750
                                                                      ===========   ==========   ==========  ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         INVESCO VAN KAMPEN
                                                                                V.I.                    FRANKLIN
                                                                           CAPITAL GROWTH         SMALL-MID CAP GROWTH
                                                                              PORTFOLIO                SECURITIES
                                                                      ------------------------  ------------------------
                                                                         DIVISION 22 AND 136           DIVISION 23
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                       $   (76,356) $   (65,679)   $ (5,510)   $  (5,162)
   Net Realized Gains (Losses) From Securities Transactions               219,982     (494,629)     (5,849)     (58,849)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                               803,824    3,170,972     125,378      219,201
                                                                      -----------  -----------    --------    ---------
Increase (Decrease) In Net Assets From Operations                         947,450    2,610,664     114,019      155,190
                                                                      -----------  -----------    --------    ---------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                       27,194       45,095       4,864        4,832
   Surrenders Of Accumulation Units By Terminations And Withdrawals    (1,087,658)  (1,394,225)    (97,678)    (147,382)
   Contract Maintenance Charge                                             (3,791)      (4,100)         --           --
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                         (41,499)    (176,531)     19,846       (5,802)
                                                                      -----------  -----------    --------    ---------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                      (1,105,754)  (1,529,761)    (72,968)    (148,352)
                                                                      -----------  -----------    --------    ---------
Total Increase (Decrease) In Net Assets                                  (158,304)   1,080,903      41,051        6,838
NET ASSETS:
Beginning Of Period                                                     6,091,803    5,010,900     488,343      481,505
                                                                      -----------  -----------    --------    ---------
End Of Period                                                         $ 5,933,499  $ 6,091,803    $529,394    $ 488,343
                                                                      ===========  ===========    ========    =========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              TEMPLETON
                                                                             DEVELOPING                OPPENHEIMER
                                                                         MARKETS SECURITIES            HIGH INCOME
                                                                                FUND                    FUND /VA
                                                                      ------------------------  ------------------------
                                                                         DIVISION 24 AND 115       DIVISION 25 AND 114
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                        $    3,935   $   37,543   $  36,828   $    (9,020)
   Net Realized Gains (Losses) From Securities Transactions               (77,703)     (96,776)   (636,775)   (1,268,318)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                               242,751      613,212     692,171     1,422,444
                                                                       ----------   ----------   ---------   -----------
Increase (Decrease) In Net Assets From Operations                         168,983      553,979      92,224       145,106
                                                                       ----------   ----------   ---------   -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                        1,700       (1,685)      3,372           383
   Surrenders Of Accumulation Units By Terminations And Withdrawals      (295,847)    (160,354)   (199,315)     (274,348)
   Contract Maintenance Charge                                               (411)        (421)       (356)         (365)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                          (3,774)     (34,373)     95,476        41,512
                                                                       ----------   ----------   ---------   -----------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                        (298,332)    (196,833)   (100,823)     (232,818)
                                                                       ----------   ----------   ---------   -----------
Total Increase (Decrease) In Net Assets                                  (129,349)     357,146      (8,599)      (87,712)
NET ASSETS:
Beginning Of Period                                                     1,286,686      929,540     753,894       841,606
                                                                       ----------   ----------   ---------   -----------
End Of Period                                                          $1,157,337   $1,286,686   $ 745,295   $   753,894
                                                                       ==========   ==========   =========   ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                       VAN KAMPEN
                                                                           VALIC COMPANY I                 LIT
                                                                           MONEY MARKET I              ENTERPRISE
                                                                              PORTFOLIO                 PORTFOLIO
                                                                      ------------------------  ------------------------
                                                                         DIVISION 26 AND 132        DIVISION 27/(1)/
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                       $   (59,957)  $  (15,721)     $--       $   2,075
   Net Realized Gains (Losses) From Securities Transactions                   130           --       --        (100,778)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                    --           --       --          95,980
                                                                      -----------   ----------      ---       ---------
Increase (Decrease) In Net Assets From Operations                         (59,827)     (15,721)      --          (2,723)
                                                                      -----------   ----------      ---       ---------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                      213,233        1,427       --               1
   Surrenders Of Accumulation Units By Terminations And Withdrawals    (1,642,584)    (583,550)      --         (54,309)
   Contract Maintenance Charge                                             (2,743)      (1,120)      --              --
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                       5,428,578      507,767       --        (236,611)
                                                                      -----------   ----------      ---       ---------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                       3,996,484      (75,476)      --        (290,919)
                                                                      -----------   ----------      ---       ---------
Total Increase (Decrease) In Net Assets                                 3,936,657      (91,197)      --        (293,642)
NET ASSETS:
Beginning Of Period                                                     1,332,183    1,423,380       --         293,642
                                                                      -----------   ----------      ---       ---------
End Of Period                                                         $ 5,268,840   $1,332,183      $--       $      --
                                                                      ===========   ==========      ===       =========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              PUTNAM VT               INVESCO V.I.
                                                                            GLOBAL EQUITY              CORE EQUITY
                                                                                FUND                      FUND
                                                                      ------------------------  ------------------------
                                                                         DIVISION 29 AND 149           DIVISION 30
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                         $    672     $ (1,642)  $    (9,709) $    22,420
   Net Realized Gains (Losses) From Securities Transactions               (8,448)     (11,845)        6,355     (631,402)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                               16,731       42,288       305,356    1,601,152
                                                                        --------     --------   -----------  -----------
Increase (Decrease) In Net Assets From Operations                          8,955       28,801       302,002      992,170
                                                                        --------     --------   -----------  -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                         621          414             5        3,780
   Surrenders Of Accumulation Units By Terminations And Withdrawals      (44,268)      (8,274)   (1,225,096)  (2,085,977)
   Contract Maintenance Charge                                               (78)         (87)           --           --
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                         31,215      (22,865)      (29,033)    (187,044)
                                                                        --------     --------   -----------  -----------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                        (12,510)     (30,812)   (1,254,124)  (2,269,241)
                                                                        --------     --------   -----------  -----------
Total Increase (Decrease) In Net Assets                                   (3,555)      (2,011)     (952,122)  (1,277,071)
NET ASSETS:
Beginning Of Period                                                      126,847      128,858     4,765,482    6,042,553
                                                                        --------     --------   -----------  -----------
End Of Period                                                           $123,292     $126,847   $ 3,813,360  $ 4,765,482
                                                                        ========     ========   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                    OPPENHEIMER               OPPENHEIMER
                                                                                    MAIN STREET          CAPITAL APPRECIATION
                                                                                       FUND                      FUND
                                                                             ------------------------  ------------------------
                                                                                   DIVISION 111              DIVISION 112
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2010         2009         2010         2009
                                                                             ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                               $  (14,430)  $   21,794   $  (32,637)  $  (29,223)
   Net Realized Gains (Losses) From Securities Transactions                      124,676     (276,792)      35,106     (173,370)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                      417,335    1,074,355      176,136    1,158,428
                                                                              ----------   ----------   ----------   ----------
Increase (Decrease) In Net Assets From Operations                                527,581      819,357      178,605      955,835
                                                                              ----------   ----------   ----------   ----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                              29,177       36,429       16,715       24,503
   Surrenders Of Accumulation Units By Terminations And Withdrawals             (698,123)    (671,587)    (412,643)    (584,351)
   Contract Maintenance Charge                                                    (3,531)      (4,061)      (2,521)      (3,010)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                                343,821      (86,485)     (72,312)     (52,171)
                                                                              ----------   ----------   ----------   ----------
   Increase (Decrease) In Net Assets Resulting From Principal Transactions      (328,656)    (725,704)    (470,761)    (615,029)
                                                                              ----------   ----------   ----------   ----------
Total Increase (Decrease) In Net Assets                                          198,925       93,653     (292,156)     340,806
NET ASSETS:
Beginning Of Period                                                            3,899,341    3,805,688    2,929,103    2,588,297
                                                                              ----------   ----------   ----------   ----------
End Of Period                                                                 $4,098,266   $3,899,341   $2,636,947   $2,929,103
                                                                              ==========   ==========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                               TEMPLETON
                                                                                    OPPENHEIMER                 FOREIGN
                                                                               MAIN STREET SMALL CAP          SECURITIES
                                                                                       FUND                      FUND
                                                                             ------------------------  ------------------------
                                                                                   DIVISION 113              DIVISION 116
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2010         2009         2010         2009
                                                                             ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                               $  (15,065)  $   (4,029)   $  2,758     $ 10,899
   Net Realized Gains (Losses) From Securities Transactions                          349      (81,775)    (25,108)     (13,866)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                      216,276      380,575      56,080      166,041
                                                                              ----------   ----------    --------     --------
Increase (Decrease) In Net Assets From Operations                                201,560      294,771      33,730      163,074
                                                                              ----------   ----------    --------     --------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                               5,681       12,751       2,762        6,306
   Surrenders Of Accumulation Units By Terminations And Withdrawals             (166,794)    (247,984)    (64,824)     (66,954)
   Contract Maintenance Charge                                                      (956)      (1,114)       (373)        (493)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                                 (6,461)     (93,290)    (11,283)     (19,514)
                                                                              ----------   ----------    --------     --------
   Increase (Decrease) In Net Assets Resulting From Principal Transactions      (168,530)    (329,637)    (73,718)     (80,655)
                                                                              ----------   ----------    --------     --------
Total Increase (Decrease) In Net Assets                                           33,030      (34,866)    (39,988)      82,419
NET ASSETS:
Beginning Of Period                                                            1,068,999    1,103,865     617,488      535,069
                                                                              ----------   ----------    --------     --------
End Of Period                                                                 $1,102,029   $1,068,999    $577,500     $617,488
                                                                              ==========   ==========    ========     ========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                               INVESCO V.I. CAPITAL    INVESCO V.I. DIVERSIFIED
                                                                                   APPRECIATION                 INCOME
                                                                                       FUND                      FUND
                                                                             ------------------------  ------------------------
                                                                                   DIVISION 117              DIVISION 118
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2010         2009         2010         2009
                                                                             ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                               $   (8,713)  $  (10,297)   $ 29,146    $  54,905
   Net Realized Gains (Losses) From Securities Transactions                       (6,316)     (77,668)    (35,930)     (86,476)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                      169,654      304,073      59,291       87,572
                                                                              ----------   ----------    --------    ---------
Increase (Decrease) In Net Assets From Operations                                154,625      216,108      52,507       56,001
                                                                              ----------   ----------    --------    ---------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                               5,961        7,662       2,767       (1,248)
   Surrenders Of Accumulation Units By Terminations And Withdrawals             (251,889)    (227,383)    (82,912)    (150,880)
   Contract Maintenance Charge                                                    (1,458)      (1,762)       (446)        (460)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                                (23,633)     (23,253)     55,209       20,028
                                                                              ----------   ----------    --------    ---------
   Increase (Decrease) In Net Assets Resulting From Principal Transactions      (271,019)    (244,736)    (25,382)    (132,560)
                                                                              ----------   ----------    --------    ---------
Total Increase (Decrease) In Net Assets                                         (116,394)     (28,628)     27,125      (76,559)
NET ASSETS:
Beginning Of Period                                                            1,344,308    1,372,936     625,140      701,699
                                                                              ----------   ----------    --------    ---------
End Of Period                                                                 $1,227,914   $1,344,308    $652,265    $ 625,140
                                                                              ==========   ==========    ========    =========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                  VALIC COMPANY I           VALIC COMPANY I
                                                                                    STOCK INDEX             GROWTH & INCOME
                                                                                       FUND                      FUND
                                                                             ------------------------  ------------------------
                                                                                   DIVISION 133              DIVISION 134
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2010         2009         2010         2009
                                                                             ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                               $    7,653   $   37,879   $   (7,911)  $   31,709
   Net Realized Gains (Losses) From Securities Transactions                     (189,874)    (312,254)    (242,767)    (429,807)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                      708,346    1,121,588      572,912      991,683
                                                                              ----------   ----------   ----------   ----------
Increase (Decrease) In Net Assets From Operations                                526,125      847,213      322,234      593,585
                                                                              ----------   ----------   ----------   ----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                              10,212       14,259        4,895        3,428
   Surrenders Of Accumulation Units By Terminations And Withdrawals             (521,466)    (459,657)    (615,597)    (518,177)
   Contract Maintenance Charge                                                    (3,190)      (3,753)      (2,167)      (2,642)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                                (79,867)     (81,996)     (45,727)     (59,166)
                                                                              ----------   ----------   ----------   ----------
   Increase (Decrease) In Net Assets Resulting From Principal Transactions      (594,311)    (531,147)    (658,596)    (576,557)
                                                                              ----------   ----------   ----------   ----------
Total Increase (Decrease) In Net Assets                                          (68,186)     316,066     (336,362)      17,028
NET ASSETS:
Beginning Of Period                                                            4,435,293    4,119,227    3,599,307    3,582,279
                                                                              ----------   ----------   ----------   ----------
End Of Period                                                                 $4,367,107   $4,435,293   $3,262,945   $3,599,307
                                                                              ==========   ==========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           VALIC COMPANY I           VALIC COMPANY I
                                                                       INTERNATIONAL EQUITIES     GOVERNMENT SECURITIES
                                                                                FUND                      FUND
                                                                      ------------------------  ------------------------
                                                                            DIVISION 135              DIVISION 138
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE    FOR THE YEAR
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED     ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                        $    9,301   $   13,362   $   58,303  $    88,893
   Net Realized Gains (Losses) From Securities Transactions               (22,874)     (84,903)      36,769       12,819
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                69,595      338,927       11,575     (390,166)
                                                                       ----------   ----------   ----------  -----------
Increase (Decrease) In Net Assets From Operations                          56,022      267,386      106,647     (288,454)
                                                                       ----------   ----------   ----------  -----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                        6,694          (53)       6,335       10,152
   Surrenders Of Accumulation Units By Terminations And Withdrawals      (202,793)    (158,288)    (536,822)  (1,221,395)
   Contract Maintenance Charge                                               (572)        (697)      (1,528)      (2,110)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                           6,448      (18,273)      41,180     (385,774)
                                                                       ----------   ----------   ----------  -----------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                        (190,223)    (177,311)    (490,835)  (1,599,127)
                                                                       ----------   ----------   ----------  -----------
Total Increase (Decrease) In Net Assets                                  (134,201)      90,075     (384,188)  (1,887,581)
NET ASSETS:
Beginning Of Period                                                     1,196,270    1,106,195    4,152,332    6,039,913
                                                                       ----------   ----------   ----------  -----------
End Of Period                                                          $1,062,069   $1,196,270   $3,768,144  $ 4,152,332
                                                                       ==========   ==========   ==========  ===========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          PIMCO PREMIER VIT
                                                                               MANAGED                 JANUS ASPEN
                                                                              PORTFOLIO                 PORTFOLIO
                                                                      ------------------------  ------------------------
                                                                         DIVISION 139 /(4)/           DIVISION 141
                                                                      ------------------------  ------------------------
                                                                        FOR THE      FOR THE      FOR THE      FOR THE
                                                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2010         2009         2010         2009
                                                                      ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                       $   (19,414)  $   67,766    $ (3,860)   $  (3,686)
   Net Realized Gains (Losses) From Securities Transactions            (1,445,069)    (675,886)     20,540       (9,425)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                             1,811,692    1,998,607      26,135      115,285
                                                                      -----------   ----------    --------    ---------
Increase (Decrease) In Net Assets From Operations                         347,209    1,390,487      42,815      102,174
                                                                      -----------   ----------    --------    ---------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                     (182,900)      60,014       2,716        3,039
   Surrenders Of Accumulation Units By Terminations And Withdrawals      (243,301)    (908,262)    (74,955)    (129,740)
   Contract Maintenance Charge                                               (876)      (5,018)       (571)        (612)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                      (7,077,512)    (118,605)      8,498       (3,611)
                                                                      -----------   ----------    --------    ---------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                      (7,504,589)    (971,871)    (64,312)    (130,924)
                                                                      -----------   ----------    --------    ---------
Total Increase (Decrease) In Net Assets                                (7,157,380)     418,616     (21,497)     (28,750)
NET ASSETS:
Beginning Of Period                                                     7,157,380    6,738,764     377,577      406,327
                                                                      -----------   ----------    --------    ---------
End Of Period                                                         $        --   $7,157,380    $356,080    $ 377,577
                                                                      ===========   ==========    ========    =========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          JANUS ASPEN                MFS VIT CORE
                                                                           OVERSEAS                     EQUITY
                                                                           PORTFOLIO                    SERIES
                                                                  --------------------------  -------------------------
                                                                         DIVISION 142                DIVISION 143
                                                                  --------------------------  -------------------------
                                                                    FOR THE        FOR THE      FOR THE       FOR THE
                                                                   YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                  DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                                      2010           2009         2010          2009
                                                                  ------------   ------------ ------------  ------------
OPERATIONS:
   Net Investment Income (Loss)                                    $   (7,630) $     (5,691)    $   (941) $        717
   Net Realized Gains (Losses) From Securities Transactions            47,197        33,047       11,350        (8,612)
   Net Change in Unrealized Appreciation (Depreciation) During
     The Period                                                       142,399       276,197       84,065        60,869
                                                                   ----------      --------     --------      --------
Increase (Decrease) In Net Assets From Operations                     181,966       303,553       94,474        52,974
                                                                   ----------      --------     --------      --------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                   80,930        80,114        4,311         2,962
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals                                                      (90,244)      (87,368)     (33,376)      (53,176)
   Contract Maintenance Charge                                           (613)         (521)        (521)         (358)
   Amounts Transferred From (To) Other Divisions Or The WNL
     General Account, Net                                             149,739       (15,580)     613,517         1,933
                                                                   ----------      --------     --------      --------
   Increase (Decrease) In Net Assets Resulting From Principal
     Transactions                                                     139,812       (23,355)     583,931       (48,639)
                                                                   ----------      --------     --------      --------
Total Increase (Decrease) In Net Assets                               321,778       280,198      678,405         4,335
NET ASSETS:
Beginning Of Period                                                   701,960       421,762      219,969       215,634
                                                                   ----------      --------     --------      --------
End Of Period                                                      $1,023,738      $701,960     $898,374      $219,969
                                                                   ==========      ========     ========      ========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                  VALIC COMPANY I
                                                                                     SCIENCE &             VALIC COMPANY II
                                                                                    TECHNOLOGY                  MID CAP
                                                                                       FUND                   VALUE FUND
                                                                             ------------------------  ------------------------
                                                                                   DIVISION 144              DIVISION 145
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2010         2009         2010         2009
                                                                             ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                                $ (2,186)    $ (1,987)   $  (13,078)  $   (2,467)
   Net Realized Gains (Losses) From Securities Transactions                      10,260        4,545       (40,370)    (148,544)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                      20,817       70,602       389,847      533,432
                                                                               --------     --------    ----------   ----------
Increase (Decrease) In Net Assets From Operations                                28,891       73,160       336,399      382,421
                                                                               --------     --------    ----------   ----------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                                150          172        35,388       61,374
   Surrenders Of Accumulation Units By Terminations And Withdrawals             (14,508)     (41,089)     (140,034)    (160,385)
   Contract Maintenance Charge                                                     (116)        (160)         (827)        (708)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                               (17,461)      (7,112)      441,143      (65,909)
                                                                               --------     --------    ----------   ----------
   Increase (Decrease) In Net Assets Resulting From Principal Transactions      (31,935)     (48,189)      335,670     (165,628)
                                                                               --------     --------    ----------   ----------
Total Increase (Decrease) In Net Assets                                          (3,044)      24,971       672,069      216,793
NET ASSETS:
Beginning Of Period                                                             156,821      131,850     1,473,673    1,256,880
                                                                               --------     --------    ----------   ----------
End Of Period                                                                  $153,777     $156,821    $2,145,742   $1,473,673
                                                                               ========     ========    ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                 VALIC COMPANY II          VALIC COMPANY II
                                                                                  STRATEGIC BOND            HIGH YIELD BOND
                                                                                       FUND                      FUND
                                                                             ------------------------  ------------------------
                                                                                   DIVISION 146              DIVISION 147
                                                                             ------------------------  ------------------------
                                                                               FOR THE      FOR THE      FOR THE      FOR THE
                                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                 2010         2009         2010         2009
                                                                             ------------ ------------ ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                               $  29,464    $  29,949     $ 11,251     $ 15,430
   Net Realized Gains (Losses) From Securities Transactions                      (5,550)     (23,924)      (9,827)     (12,782)
   Net Change in Unrealized Appreciation (Depreciation) During The
     Period                                                                      51,750      154,042       22,144       59,132
                                                                              ---------    ---------     --------     --------
Increase (Decrease) In Net Assets From Operations                                75,664      160,067       23,568       61,780
                                                                              ---------    ---------     --------     --------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                              6,489        4,616           82         (654)
   Surrenders Of Accumulation Units By Terminations And Withdrawals            (192,339)    (108,484)     (50,607)     (11,534)
   Contract Maintenance Charge                                                     (374)        (408)        (190)        (197)
   Amounts Transferred From (To) Other Divisions Or The WNL General
     Account, Net                                                                53,516      217,670        1,474       52,243
                                                                              ---------    ---------     --------     --------
   Increase (Decrease) In Net Assets Resulting From Principal Transactions     (132,708)     113,394      (49,241)      39,858
                                                                              ---------    ---------     --------     --------
Total Increase (Decrease) In Net Assets                                         (57,044)     273,461      (25,673)     101,638
NET ASSETS:
Beginning Of Period                                                             845,584      572,123      215,195      113,557
                                                                              ---------    ---------     --------     --------
End Of Period                                                                 $ 788,540    $ 845,584     $189,522     $215,195
                                                                              =========    =========     ========     ========

  The accompanying notes are an integral part of these financial statements.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           PUTNAM VT
                                                                                       DISCOVERY GROWTH
                                                                                             FUND
                                                                                   ------------------------
                                                                                       DIVISION 148/(1)/
                                                                                   ------------------------
                                                                                     FOR THE      FOR THE
                                                                                    YEAR ENDED   YEAR ENDED
                                                                                   DECEMBER 31, DECEMBER 31,
                                                                                       2010         2009
                                                                                   ------------ ------------
OPERATIONS:
   Net Investment Income (Loss)                                                        $--       $    (300)
   Net Realized Gains (Losses) From Securities Transactions                             --        (136,142)
   Net Change in Unrealized Appreciation (Depreciation) During The Period               --         132,181
                                                                                       ---       ---------
Increase (Decrease) In Net Assets From Operations                                       --          (4,261)
                                                                                       ---       ---------
PRINCIPAL TRANSACTIONS:
   Purchase Payments                                                                    --           2,480
   Surrenders Of Accumulation Units By Terminations And Withdrawals                     --         (43,963)
   Contract Maintenance Charge                                                          --             (43)
   Amounts Transferred From (To) Other Divisions Or The WNL General Account, Net        --        (176,079)
                                                                                       ---       ---------
   Increase (Decrease) In Net Assets Resulting From Principal Transactions              --        (217,605)
                                                                                       ---       ---------
Total Increase (Decrease) In Net Assets                                                 --        (221,866)
NET ASSETS:
Beginning Of Period                                                                     --         221,866
                                                                                       ---       ---------
End Of Period                                                                          $--       $      --
                                                                                       ===       =========

/(1)/Fund closed on April 24, 2009.
/(2)/Division 4 merged into Division 10 on April 24, 2009.
/(3)/Fund closed on April 23, 2010.
/(4)/Fund closed on April 3, 2010.

  The accompanying notes are an integral part of these financial statements.

                            A.G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

A.G. Separate Account A (the "Separate Account") is a segregated investment account that was established by Western National Life Insurance Company (the "Company") to fund variable annuity insurance contracts issued by the Company. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account consists of the following variable annuity products: Elite Plus Bonus Variable Annuity and the One Multi Manager Variable Annuity. Effective February 22, 2002, the Company is no longer selling the Elite Plus Bonus Variable Annuity product. Effective March 31, 2003, the Company is no longer selling the One-Multi Manager Variable Annuity product.

The distributor of the Separate Account contracts is American General Distributors, Inc., a wholly owned subsidiary of the Company; however, the Company pays all commissions. No underwriting fees are paid in connection with the distribution of the contracts. The Variable Annuity Life Insurance Company ("VALIC"), an affiliate of the Company, serves as the investment adviser to the VALIC Company I and II Series. VALIC also serves as the transfer agent and accounting services agent to VALIC Company I and II Series. AIG Global Investment Corp. ("AIGGIC") and SunAmerica Asset Management Corp. ("SAAMCO"), each an affiliate of the Company, serve as investment sub-advisers to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

The VanKampen LIT Strategic Growth Fund changed names to VanKampen LIT Capital Growth Fund on April 30, 2008. The Janus Aspen Large Cap Growth Portfolio the Janus Aspen International Growth Portfolio changed their names to Janus Aspen Portfolio and Janus Aspen Overseas Portfolio on May 1, 2009. The JPMIT Trust Diversified Equity Portfolio changed its name to JPMIT U.S. Equity Portfolio on April 24, 2009. The AIM Variable Insurance Funds, Inc. changed its name to Invesco Variable Insurance Funds, Inc. on April 30, 2010.

The Van Kampen LIT Enterprise Portfolio was closed effective April 24, 2009. The JPMIT Trust Government Bond Portfolio was closed effective April 24, 2009. The JPMIT Diversified Mid Cap Value Portfolio closed effective April 24, 2009. The JPMIT Mid Cap Value Portfolio opened on April 24, 2009. The PIMCO Premier VIT Managed Portfolio was closed on April 3, 2010. The JPMIT Balanced Portfolio was closed on April 23, 2010.

The Separate Account is divided into thirty-two sub-accounts or "divisions". Seven of the divisions invest in one portfolio of the VALIC Company I Series and three of the divisions invest in one portfolio of the VALIC Company II Series.

As of December 31, 2010, the Funds available to contract owners through the various divisions are as follows:

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA
   Oppenheimer Capital Appreciation Fund/VA
   Oppenheimer Main Street Small Cap Fund/VA
   Oppenheimer High Income Fund/VA
Templeton Variable Products Series - Class 2
   Templeton Developing Markets Securities Fund
   Templeton Foreign Securities Fund
   Franklin Small Cap-Mid Cap Growth Securities Fund
Invesco Variable Insurance Funds, Inc. - Series I
   Invesco V.I. Capital Appreciation Fund
   Invesco V.I. Diversified Income Fund
   Invesco V.I. Core Equity Fund
   Invesco V.I. International Growth Fund
Invesco Van Kampen Life Investment Trust ("LIT") - Class I Shares
   Invesco Van Kampen V.I. Capital Growth Portfolio

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION (CONTINUED)

VALIC Company I
   VALIC Company I Stock Index Fund
   VALIC Company I Growth & Income Fund
   VALIC Company I International Equities Fund
   VALIC Company I Government Securities Fund
   VALIC Company I Science & Technology Fund
   VALIC Company I Money Market I Fund
VALIC Company II
   VALIC Company II Mid Cap Value Fund
   VALIC Company II High Yield Bond Fund
   VALIC Company II Strategic Bond Fund
JP Morgan Insurance Trust
   JP Morgan Insurance Trust U.S. Equity Portfolio
   JP Morgan Insurance Trust Equity Index Portfolio
   JP Morgan Insurance Trust Intrepid Growth Portfolio
   JP Morgan Insurance Trust Mid Cap Value Portfolio
   JP Morgan Insurance Trust Diversified Mid Cap Growth Portfolio
   JP Morgan Insurance Trust Intrepid Mid Cap Portfolio
   JP Morgan Insurance Trust Core Bond Portfolio
Janus Aspen Series Service Shares
   Janus Aspen Portfolio
   Janus Aspen Overseas Portfolio
MFS Variable Insurance Trust ("MFS VIT")
   MFS VIT Core Equity Series
Putnam Variable Trust - Class IB Shares ("Putnam VT")
   Putnam VT Global Equity Fund

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

In addition to the thirty-two divisions above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account.

Contract owners should refer to the ElitePlus Bonus Variable Annuity prospectus and The One-Multi Manager Variable Annuity prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statement of Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Net purchase payments made by variable annuity contract owners are accumulated based on the performance of the investments of the Separate Account until the date the contract owners select to commence annuity payments. At December 31, 2010, the Separate Account did not have contracts in the annuity payout phase; therefore, no future policy benefit reserves were required.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for administration and mortality and expense risk charges. The Company offers both standard and enhanced contracts, which have different administration and mortality and expense risk charges.

FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. FAIR VALUE MEASUREMENTS

Effective January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. FAIR VALUE MEASUREMENTS (CONTINUED)

The Separate Account assets measured at fair value as of December 31, 2010 consist of investments registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. The Separate Account had no liabilities as of December 31, 2010. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2010, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2010, is presented.

4. CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGE: Deductions for the administrative expenses and mortality and expense risks assumed by the Company are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to the Company.

The annual rate for administrative expenses is 0.15% and the annual rate for the mortality and expense risks is 1.25% for the ElitePlus Bonus product, and 0.15% and 1.00%, respectively, for The One Multi-Manager Annuity product. These charges are guaranteed and cannot be increased by the Company. The administrative fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing. The mortality and expense risk charges are to compensate the Company for assuming mortality and expense risks under the contract. The mortality risk that the Company assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, the Company assumes the obligation to pay during the purchase period a death benefit. The expense risk is the Company's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be.

The ElitePlus Bonus product also has optional death benefit charges of 0.05% and 0.10% for the optional Enhanced Death Benefit and the optional Annual Step-Up Death Benefit, respectively. For the years ended December 31, 2010 and 2009, deductions for all divisions of the Separate Account for the optional Death Benefit charges were $5,032 and $5,015, respectively, and mortality and expense risk charges for all divisions of the Separate Account were $539,380 and $543,270, respectively.

These charges are included on the mortality and expense risk charge line of the Statement of Operations.

ACCOUNT MAINTENANCE CHARGE: On the contract anniversary, the Company assesses an annual maintenance charge of $30 per contract during the accumulation period for the maintenance of the ElitePlus Bonus product contracts. The maintenance charges are not an expense of the Separate Account but rather are paid by redemption of units outstanding and are not assessed if the contract value on the contract anniversary equals or exceeds $40,000 for the ElitePlus Bonus product. Maintenance charges for all divisions in the Separate Account totaled $28,207 and $34,220 for the years ended December 31, 2010 and 2009, respectively. These charges are included on the contract maintenance charge line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: A surrender charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. For the years ended December 31, 2010 and 2009, surrender charges totaled $6,607 and $19,402, respectively, and are included as a component of surrenders and withdrawals on the statement of changes in net assets. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5% . If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments were:

UNDERLYING FUND                                   DIVISION PURCHASES    SALES
---------------                                   -------- ---------- ----------
JPMIT US Equity Portfolio                            1     $   54,842 $1,042,508
JPMIT Equity Index Portfolio                         2         67,723    169,156
JPMIT Intrepid Growth Portfolio                      3         47,466  1,336,370
JPMIT Mid Cap Value Portfolio                      4 & 10      42,036    975,204
JPMIT Diversified Mid Cap Growth Portfolio           5         18,458    733,092
JPMIT Diversified Mid Cap Portfolio                  6         20,004    223,070
JPMIT Core Bond Portfolio                            8        721,428  4,097,843
JPMIT Balanced Portfolio /(1)/                       9             43  2,338,639
Invesco V.I. International Growth Fund               21        60,109    834,758
Invesco Van Kampen V.I. Capital Growth Portfolio  22 & 136     67,606  1,249,720
Franklin Small-Mid Cap Growth Securities             23        20,921     99,406
Templeton Developing Markets Securities Fund      24 & 115     80,553    374,952
Oppenheimer High Income Fund/VA                   25 & 114    145,380    209,375
VALIC Company I Money Market I Fund               26 & 132  5,791,722  1,855,062
Putnam VT Global Equity Fund                      29 & 149     33,990     45,829
Invesco V.I. Core Equity Fund                        30        53,968  1,317,807
Oppenheimer Main Street Fund                        111       505,085    848,173
Oppenheimer Capital Appreciation Fund               112        59,223    562,620
Oppenheimer Main Street Small Cap Fund              113        65,196    241,903
Templeton Foreign Securities Fund                   116        27,529     98,490
Invesco V.I. Capital Appreciation Fund              117        28,710    308,442
Invesco V.I. Diversified Income Fund                118        95,434     91,671
VALIC Company I Stock Index Fund                    133       245,896    768,024
VALIC Company I Growth & Income Fund                134       128,010    794,516
VALIC Company I International Equities Fund         135        63,936    244,857
VALIC Company I Government Securities Fund          138       196,572    629,100
PIMCO Premier VIT Managed Portfolio /(2)/           139       150,859  7,674,866
Janus Aspen Portfolio                               141        15,037     83,209
Janus Aspen Overseas Portfolio                      142       329,393    197,212
MFS VIT Core Equity Series                          143       762,885    179,896
VALIC Company I Science & Technology Fund           144         2,024     36,146
VALIC Company II Mid Cap Value Fund                 145       570,250    247,660
VALIC Company II Strategic Bond Fund                146       185,062    288,306
VALIC Company II High Yield Bond Fund               147        29,444     67,433

/(1)/Fund closed on April 23, 2010.
/(2)/Fund closed on April 3, 2010.

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                              JP MORGAN        JP MORGAN       JP MORGAN         JP MORGAN
                                                           INSURANCE TRUST  INSURANCE TRUST INSURANCE TRUST   INSURANCE TRUST
                                                                 U.S.           EQUITY          INTREPID          MID CAP
                                                           EQUITY PORTFOLIO INDEX PORTFOLIO GROWTH PORTFOLIO  VALUE PORTFOLIO
                                                           ---------------- --------------- ---------------- -----------------
                                                              DIVISION 1      DIVISION 2       DIVISION 3    DIVISION 4 AND 10
                                                           ---------------- --------------- ---------------- -----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
   Accumulation Units For Purchase Payments Received                 19              --               29               10
   Decrease For Surrendered Contracts                          (108,474)        (18,774)        (184,838)         (49,981)
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                    5,213           6,093          (12,571)          (2,440)
                                                               --------         -------         --------          -------
   Increase (Decrease) In Units Outstanding                    (103,242)        (12,681)        (197,380)         (52,411)
   Accumulation Units At Beginning Of Period                    404,723          88,882          668,728          203,404
                                                               --------         -------         --------          -------
   Accumulation Units At End Of Period                          301,481          76,201          471,348          150,993
                                                               ========         =======         ========          =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
   Accumulation Units For Purchase Payments Received                 --              --               --               --
   Decrease For Surrendered Contracts                                --              --               --               --
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                       --              --               --               --
                                                               --------         -------         --------          -------
   Increase (Decrease) In Units Outstanding                          --              --               --               --
   Accumulation Units At Beginning Of Period                         --              --               --               --
                                                               --------         -------         --------          -------
   Accumulation Units At End Of Period                               --              --               --               --
                                                               ========         =======         ========          =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
   Accumulation Units For Purchase Payments Received                 --              --               --               --
   Decrease For Surrendered Contracts                                --              --               --               --
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                       --              --               --               --
                                                               --------         -------         --------          -------
   Increase (Decrease) In Units Outstanding                          --              --               --               --
   Accumulation Units At Beginning Of Period                         --              --               --               --
                                                               --------         -------         --------          -------
   Accumulation Units At End Of Period                               --              --               --               --
                                                               ========         =======         ========          =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
   Accumulation Units For Purchase Payments Received                 --              --               --               --
   Decrease For Surrendered Contracts                                --              --               --               --
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                       --              --               --               --
                                                               --------         -------         --------          -------
   Increase (Decrease) In Units Outstanding                          --              --               --               --
   Accumulation Units At Beginning Of Period                         --              --               --               --
                                                               --------         -------         --------          -------
   Accumulation Units At End Of Period                               --              --               --               --
                                                               ========         =======         ========          =======

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                              JP MORGAN          JP MORGAN        JP MORGAN       JP MORGAN       AIM V.I.
                                           INSURANCE TRUST    INSURANCE TRUST  INSURANCE TRUST INSURANCE TRUST  INTERNATIONAL
                                         DIVERSIFIED MID CAP     INTREPID         CORE BOND       BALANCED         GROWTH
                                          GROWTH PORTFOLIO   MID CAP PORTFOLIO    PORTFOLIO       PORTFOLIO         FUND
                                         ------------------- ----------------- --------------- ---------------  -------------
                                             DIVISION 5         DIVISION 6       DIVISION 8    DIVISION 9 /(1)/  DIVISION 21
                                         ------------------- ----------------- --------------- ---------------  -------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF 1.15%
   Accumulation Units For Purchase
     Payments Received                               7                  2                5                             146
   Decrease For Surrendered Contracts          (46,903)           (12,386)        (233,674)        (46,471)        (56,470)
   Increase (Decrease) For Transfers -
     From (To) Other Divisions Or The
     WNL General Account, Net                      (96)              (447)          14,427        (152,262)         (1,733)
                                               -------            -------         --------        --------         -------
   Increase (Decrease) In Units
     Outstanding                               (46,992)           (12,831)        (219,242)       (198,733)        (58,057)
   Accumulation Units At Beginning Of
     Period                                    185,604             54,356          852,072         198,733         200,209
                                               -------            -------         --------        --------         -------
   Accumulation Units At End Of Period         138,612             41,525          632,830              --         142,152
                                               =======            =======         ========        ========         =======
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF 1.40%
   Accumulation Units For Purchase
     Payments Received                              --                 --               --              --              --
   Decrease For Surrendered Contracts               --                 --               --              --              --
   Increase (Decrease) For Transfers -
     From (To) Other Divisions Or The
     WNL General Account, Net                       --                 --               --              --              --
                                               -------            -------         --------        --------         -------
   Increase (Decrease) In Units
     Outstanding                                    --                 --               --              --              --
   Accumulation Units At Beginning Of
     Period                                         --                 --               --              --              --
                                               -------            -------         --------        --------         -------
   Accumulation Units At End Of Period              --                 --               --              --              --
                                               =======            =======         ========        ========         =======
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF 1.45%
   Accumulation Units For Purchase
     Payments Received                              --                 --               --              --              --
   Decrease For Surrendered Contracts
   Increase (Decrease) For Transfers -
     From (To) Other Divisions Or The
     WNL General Account, Net                       --                 --               --              --              --
                                               -------            -------         --------        --------         -------
   Increase (Decrease) In Units
     Outstanding                                    --                 --               --              --              --
   Accumulation Units At Beginning Of
     Period                                         --                 --               --              --              --
                                               -------            -------         --------        --------         -------
   Accumulation Units At End Of Period              --                 --               --              --              --
                                               =======            =======         ========        ========         =======
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF 1.50%
   Accumulation Units For Purchase
     Payments Received                              --                 --               --              --              --
   Decrease For Surrendered Contracts               --                 --               --              --              --
   Increase (Decrease) For Transfers -
     From (To) Other Divisions Or The
     WNL General Account, Net                       --                 --               --              --              --
                                               -------            -------         --------        --------         -------
   Increase (Decrease) In Units
     Outstanding                                    --                 --               --              --              --
   Accumulation Units At Beginning Of
     Period                                         --                 --               --              --              --
                                               -------            -------         --------        --------         -------
   Accumulation Units At End Of Period              --                 --               --              --              --
                                               =======            =======         ========        ========         =======

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                  VAN KAMPEN                             TEMPLETON
                                                      LIT             FRANKLIN          DEVELOPING          OPPENHEIMER
                                                CAPITAL GROWTH      SMALL-MID CAP   MARKETS SECURITIES      HIGH INCOME
                                                   PORTFOLIO      GROWTH SECURITIES        FUND              FUND /VA
                                              ------------------- ----------------- ------------------- -------------------
                                              DIVISION 22 AND 136    DIVISION 23    DIVISION 24 AND 115 DIVISION 25 AND 114
                                              ------------------- ----------------- ------------------- -------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF 1.15%
   Accumulation Units For Purchase Payments
     Received                                           302               424                   1                  10
   Decrease For Surrendered Contracts               (58,722)           (8,613)             (8,914)            (40,060)
   Increase (Decrease) For Transfers - From
     (To) Other Divisions Or The WNL General
     Account, Net                                      (135)            1,753              (1,537)             13,117
                                                    -------            ------             -------             -------
   Increase (Decrease) In Units Outstanding         (58,555)           (6,436)            (10,450)            (26,933)
   Accumulation Units At Beginning Of Period        196,939            45,734              32,091             149,949
                                                    -------            ------             -------             -------
   Accumulation Units At End Of Period              138,384            39,298              21,641             123,016
                                                    =======            ======             =======             =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF 1.40%
   Accumulation Units For Purchase Payments
     Received                                           887                --                  41                 546
   Decrease For Surrendered Contracts               (23,964)               --              (2,893)            (13,690)
   Increase (Decrease) For Transfers - From
     (To) Other Divisions Or The WNL General
     Account, Net                                    (1,869)               --               1,110              13,844
                                                    -------            ------             -------             -------
   Increase (Decrease) In Units Outstanding         (24,946)               --              (1,742)                700
   Accumulation Units At Beginning Of Period        193,808                --              19,457              51,546
                                                    -------            ------             -------             -------
   Accumulation Units At End Of Period              168,862                --              17,715              52,246
                                                    =======            ======             =======             =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF 1.45%
   Accumulation Units For Purchase Payments
     Received                                            (9)               --                  (2)                 (2)
   Decrease For Surrendered Contracts                (1,084)               --                  (3)              1,169)
   Increase (Decrease) For Transfers - From
     (To) Other Divisions Or The WNL General
     Account, Net                                       (27)               --                  --                  --
                                                    -------            ------             -------             -------
   Increase (Decrease) In Units Outstanding          (1,120)               --                  (5)             (1,171)
   Accumulation Units At Beginning Of Period         15,788                --                 151               2,803
                                                    -------            ------             -------             -------
   Accumulation Units At End Of Period               14,668                --                 146               1,632
                                                    =======            ======             =======             =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF 1.50%
   Accumulation Units For Purchase Payments
     Received                                            (9)               --                  (3)                (12)
   Decrease For Surrendered Contracts                (1,289)               --                (518)               (634)
   Increase (Decrease) For Transfers - From
     (To) Other Divisions Or The WNL General
     Account, Net                                        --                --                (144)                (94)
                                                    -------            ------             -------             -------
   Increase (Decrease) In Units Outstanding          (1,298)               --                (665)               (740)
   Accumulation Units At Beginning Of Period         13,005                --               2,215              15,127
                                                    -------            ------             -------             -------
   Accumulation Units At End Of Period               11,707                --               1,550              14,387
                                                    =======            ======             =======             =======

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                           VALIC COMPANY I        PUTNAM VT       AIM V.I.   OPPENHEIMER      OPPENHEIMER
                                           MONEY MARKET I       GLOBAL EQUITY    CORE EQUITY MAIN STREET  CAPITAL APPREICATION
                                              PORTFOLIO             FUND            FUND         FUND             FUND
                                         ------------------- ------------------- ----------- ------------ --------------------
                                         DIVISION 26 AND 132 DIVISION 29 AND 149 DIVISION 30 DIVISION 111     DIVISION 112
                                         ------------------- ------------------- ----------- ------------ --------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF 1.15%
   Accumulation Units For Purchase
     Payments Received                              --                 --               19          --               --
   Decrease For Surrendered Contracts          (46,394)            (2,593)        (119,263)         --               --
   Increase (Decrease) For Transfers -
     From (To) Other Divisions Or The
     WNL General Account, Net                  104,970                611           (2,965)         --               --
                                               -------             ------         --------     -------          -------
   Increase (Decrease) In Units
     Outstanding                                58,576             (1,982)        (122,209)         --               --
   Accumulation Units At Beginning Of
     Period                                     20,865              4,445          468,060          --               --
                                               -------             ------         --------     -------          -------
   Accumulation Units At End Of Period          79,441              2,463          345,851          --               --
                                               =======             ======         ========     =======          =======
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF 1.40%
   Accumulation Units For Purchase
     Payments Received                           1,064                 14               --       2,094            1,159
   Decrease For Surrendered Contracts          (65,074)            (1,451)              --     (55,186)         (32,816)
   Increase (Decrease) For Transfers -
     From (To) Other Divisions Or The
     WNL General Account, Net                  281,792              1,911               --      30,053           (6,562)
                                               -------             ------         --------     -------          -------
   Increase (Decrease) In Units
     Outstanding                               217,782                474               --     (23,039)         (38,219)
   Accumulation Units At Beginning Of
     Period                                     64,005              7,405               --     299,429          205,583
                                               -------             ------         --------     -------          -------
   Accumulation Units At End Of Period         281,787              7,879               --     276,390          167,364
                                               =======             ======         ========     =======          =======
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF 1.45%
   Accumulation Units For Purchase
     Payments Received                             (10)                --               --          (5)              (6)
   Decrease For Surrendered Contracts             (900)                --               --      (1,783)            (279)
   Increase (Decrease) For Transfers -
     From (To) Other Divisions Or The
     WNL General Account, Net                   19,159                 --               --          56               15
                                               -------             ------         --------     -------          -------
   Increase (Decrease) In Units
     Outstanding                                18,249                 --               --      (1,732)            (270)
   Accumulation Units At Beginning Of
     Period                                      9,734                 --               --      10,540           10,029
                                               -------             ------         --------     -------          -------
   Accumulation Units At End Of Period          27,983                 --               --       8,808            9,759
                                               =======             ======         ========     =======          =======
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF 1.50%
   Accumulation Units For Purchase
     Payments Received                               8                 43               --         101              (18)
   Decrease For Surrendered Contracts           (3,326)            (1,595)              --     (10,082)          (2,978)
   Increase (Decrease) For Transfers -
     From (To) Other Divisions Or The
     WNL General Account, Net                   21,180              1,805               --       2,719               36
                                               -------             ------         --------     -------          -------
   Increase (Decrease) In Units
     Outstanding                                17,862                253               --      (7,262)          (2,960)
   Accumulation Units At Beginning Of
     Period                                      9,829              5,755               --      81,418           35,433
                                               -------             ------         --------     -------          -------
   Accumulation Units At End Of Period          27,691              6,008               --      74,156           32,473
                                               =======             ======         ========     =======          =======

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                              OPPENHEIMER         TEMPLETON    AIM V.I. CAPITAL       AIM
                                                         MAIN STREET SMALL CAP     FOREIGN       APPRECIATION   V.I. DIVERSIFIED
                                                                 FUND          SECURITIES FUND       FUND         INCOME FUND
                                                         --------------------- --------------- ---------------- ----------------
                                                             DIVISION 113       DIVISION 116     DIVISION 117     DIVISION 118
                                                         --------------------- --------------- ---------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF
  1.15%
   Accumulation Units For Purchase Payments Received                --                 --               --               --
   Decrease For Surrendered Contracts                               --                 --               --               --
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                      --                 --               --               --
                                                                ------             ------          -------           ------
   Increase (Decrease) In Units Outstanding                         --                 --               --               --
   Accumulation Units At Beginning Of Period                        --                 --               --               --
                                                                ------             ------          -------           ------
   Accumulation Units At End Of Period                              --                 --               --               --
                                                                ======             ======          =======           ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF
  1.40%
   Accumulation Units For Purchase Payments Received               202                171              343              219
   Decrease For Surrendered Contracts                           (7,108)            (3,725)         (22,918)          (5,714)
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                    (281)              (760)            (645)           5,072
                                                                ------             ------          -------           ------
   Increase (Decrease) In Units Outstanding                     (7,187)            (4,314)         (23,220)            (423)
   Accumulation Units At Beginning Of Period                    44,335             34,275          106,201           42,668
                                                                ------             ------          -------           ------
   Accumulation Units At End Of Period                          37,148             29,961           82,981           42,245
                                                                ======             ======          =======           ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF
  1.45%
   Accumulation Units For Purchase Payments Received                (3)                (1)              (6)              --
   Decrease For Surrendered Contracts                             (558)              (335)          (2,191)              (1)
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                      (3)                 4               --               --
                                                                ------             ------          -------           ------
   Increase (Decrease) In Units Outstanding                       (564)              (332)          (2,197)              (1)
   Accumulation Units At Beginning Of Period                     4,851              1,115           10,738              264
                                                                ------             ------          -------           ------
   Accumulation Units At End Of Period                           4,287                783            8,541              263
                                                                ======             ======          =======           ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF
  1.50%
   Accumulation Units For Purchase Payments Received                28                 (5)              25              (12)
   Decrease For Surrendered Contracts                           (1,490)              (842)          (3,386)          (1,881)
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                    (246)                27           (2,035)              26
                                                                ------             ------          -------           ------
   Increase (Decrease) In Units Outstanding                     (1,708)              (820)          (5,396)          (1,867)
   Accumulation Units At Beginning Of Period                    13,014              8,497           40,545           16,808
                                                                ------             ------          -------           ------
   Accumulation Units At End Of Period                          11,306              7,677           35,149           14,941
                                                                ======             ======          =======           ======

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                               VALIC COMPANY I VALIC COMPANY I VALIC COMPANY I
                                              VALIC COMPANY I  GROWTH & INCOME  INTERNATIONAL    GOVERNMENT
                                              STOCK INDEX FUND      FUND        EQUITIES FUND  SECURITIES FUND
                                              ---------------- --------------- --------------- ---------------
                                                DIVISION 133    DIVISION 134    DIVISION 135    DIVISION 138
                                              ---------------- --------------- --------------- ---------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF 1.15%
   Accumulation Units For Purchase Payments
     Received                                          --               --              --              --
   Decrease For Surrendered Contracts                  --               --              --              --
   Increase (Decrease) For Transfers - From
     (To) Other Divisions Or The WNL General
     Account, Net                                      --               --              --              --
                                                  -------          -------         -------         -------
   Increase (Decrease) In Units Outstanding            --               --              --              --
   Accumulation Units At Beginning Of Period           --               --              --              --
                                                  -------          -------         -------         -------
   Accumulation Units At End Of Period                 --               --              --              --
                                                  =======          =======         =======         =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF 1.40%
   Accumulation Units For Purchase Payments
     Received                                         423              183             400             325
   Decrease For Surrendered Contracts             (27,091)         (43,880)        (17,517)        (26,624)
   Increase (Decrease) For Transfers - From
     (To) Other Divisions Or The WNL General
     Account, Net                                  (1,124)            (174)            496             970
                                                  -------          -------         -------         -------
   Increase (Decrease) In Units Outstanding       (27,792)         (43,871)        (16,621)        (25,329)
   Accumulation Units At Beginning Of Period      242,045          250,730          92,861         204,045
                                                  -------          -------         -------         -------
   Accumulation Units At End Of Period            214,253          206,859          76,240         178,716
                                                  =======          =======         =======         =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF 1.45%
   Accumulation Units For Purchase Payments
     Received                                          (6)              (7)             (2)             (9)
   Decrease For Surrendered Contracts                (950)          (1,444)             --            (176)
   Increase (Decrease) For Transfers - From
     (To) Other Divisions Or The WNL General
     Account, Net                                     (21)          (3,719)             --              --
                                                  -------          -------         -------         -------
   Increase (Decrease) In Units Outstanding          (977)          (5,170)             (2)           (185)
   Accumulation Units At Beginning Of Period        5,054           12,889           2,916          11,439
                                                  -------          -------         -------         -------
   Accumulation Units At End Of Period              4,077            7,719           2,914          11,254
                                                  =======          =======         =======         =======
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF 1.50%
   Accumulation Units For Purchase Payments
     Received                                          --              (17)             (8)            (11)
   Decrease For Surrendered Contracts              (5,692)          (3,406)           (733)         (4,549)
   Increase (Decrease) For Transfers - From
     (To) Other Divisions Or The WNL General
     Account, Net                                  (5,614)           1,106              29           1,624
                                                  -------          -------         -------         -------
   Increase (Decrease) In Units Outstanding       (11,306)          (2,317)           (712)         (2,936)
   Accumulation Units At Beginning Of Period       43,151           23,965           7,021          33,870
                                                  -------          -------         -------         -------
   Accumulation Units At End Of Period             31,845           21,648           6,309          30,934
                                                  =======          =======         =======         =======

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                                                   JANUS ASPEN      MFS      VALIC COMPANY I
                                                   PIMCO PREMIER VIT  JANUS ASPEN    OVERSEAS   CORE EQUITY     SCIENCE &
                                                   MANAGED PORTFOLIO   PORTFOLIO    PORTFOLIO      SERIES    TECHNOLOGY FUND
                                                   -----------------  ------------ ------------ ------------ ---------------
                                                   DIVISION 139 /(2)/ DIVISION 141 DIVISION 142 DIVISION 143  DIVISION 144
                                                   -----------------  ------------ ------------ ------------ ---------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF 1.15%
   Accumulation Units For Purchase Payments
     Received                                                --              --           --           --            --
   Decrease For Surrendered Contracts                        --              --           --           --            --
   Increase (Decrease) For Transfers - From (To)
     Other Divisions Or The WNL General
     Account, Net                                            --              --           --           --            --
                                                       --------          ------       ------      -------        ------
   Increase (Decrease) In Units Outstanding                  --              --           --           --            --
   Accumulation Units At Beginning Of Period                 --              --           --           --            --
                                                       --------          ------       ------      -------        ------
   Accumulation Units At End Of Period                       --              --           --           --            --
                                                       ========          ======       ======      =======        ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF 1.40%
   Accumulation Units For Purchase Payments
     Received                                               862             301        4,715          332             7
   Decrease For Surrendered Contracts                   (22,853)         (8,253)      (2,518)      (4,511)       (2,824)
   Increase (Decrease) For Transfers - From (To)
     Other Divisions Or The WNL General
     Account, Net                                      (360,119)          1,348        8,384       87,378           348
                                                       --------          ------       ------      -------        ------
   Increase (Decrease) In Units Outstanding            (382,110)         (6,604)      10,581       83,199        (2,469)
   Accumulation Units At Beginning Of Period            382,110          50,256       36,274       24,375        28,645
                                                       --------          ------       ------      -------        ------
   Accumulation Units At End Of Period                       --          43,652       46,855      107,574        26,176
                                                       ========          ======       ======      =======        ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF 1.45%
   Accumulation Units For Purchase Payments
     Received                                                (1)             --           --           (1)           (1)
   Decrease For Surrendered Contracts                      (782)             --         (367)           1            --
   Increase (Decrease) For Transfers - From (To)
     Other Divisions Or The WNL General
     Account, Net                                       (17,982)             --          244           --            --
                                                       --------          ------       ------      -------        ------
   Increase (Decrease) In Units Outstanding             (18,765)             --         (123)          --            (1)
   Accumulation Units At Beginning Of Period             18,765              --          274        1,367         1,473
                                                       --------          ------       ------      -------        ------
   Accumulation Units At End Of Period                       --              --          151        1,367         1,472
                                                       ========          ======       ======      =======        ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF 1.50%
   Accumulation Units For Purchase Payments
     Received                                                (7)             --           (2)          18             7
   Decrease For Surrendered Contracts                    (2,111)         (2,871)      (2,361)        (253)         (356)
   Increase (Decrease) For Transfers - From (To)
     Other Divisions Or The WNL General
     Account, Net                                       (23,936)            (49)          13           27        (3,764)
                                                       --------          ------       ------      -------        ------
   Increase (Decrease) In Units Outstanding             (26,054)         (2,920)      (2,350)        (208)       (4,113)
   Accumulation Units At Beginning Of Period             26,054           8,149        7,895        7,080         5,237
                                                       --------          ------       ------      -------        ------
   Accumulation Units At End Of Period                       --           5,229        5,545        6,872         1,124
                                                       ========          ======       ======      =======        ======

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                           VALIC COMPANY II VALIC COMPANY II VALIC COMPANY II
                                                            MID CAP VALUE    STRATEGIC BOND  HIGH YIELD BOND
                                                                 FUND             FUND             FUND
                                                           ---------------- ---------------- ----------------
                                                             DIVISION 145     DIVISION 146     DIVISION 147
                                                           ---------------- ---------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.15%
   Accumulation Units For Purchase Payments Received                --               --               --
   Decrease For Surrendered Contracts                               --               --               --
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                      --               --               --
                                                               -------           ------           ------
   Increase (Decrease) In Units Outstanding                         --               --               --
   Accumulation Units At Beginning Of Period                        --               --               --
                                                               -------           ------           ------
   Accumulation Units At End Of Period                              --               --               --
                                                               =======           ======           ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.40%
   Accumulation Units For Purchase Payments Received             2,087              335              (10)
   Decrease For Surrendered Contracts                           (8,065)          (7,569)          (2,688)
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                  29,340            4,287               84
                                                               -------           ------           ------
   Increase (Decrease) In Units Outstanding                     23,362           (2,947)          (2,614)
   Accumulation Units At Beginning Of Period                    87,104           39,313           11,605
                                                               -------           ------           ------
   Accumulation Units At End Of Period                         110,466           36,366            8,991
                                                               =======           ======           ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.45%
   Accumulation Units For Purchase Payments Received                (1)              (2)              --
   Decrease For Surrendered Contracts                             (157)          (1,086)            (115)
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                      (6)              10                4
                                                               -------           ------           ------
   Increase (Decrease) In Units Outstanding                       (164)          (1,078)            (111)
   Accumulation Units At Beginning Of Period                     2,631            2,661              384
                                                               -------           ------           ------
   Accumulation Units At End Of Period                           2,467            1,583              273
                                                               =======           ======           ======
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF 1.50%
   Accumulation Units For Purchase Payments Received                60               (2)              (2)
   Decrease For Surrendered Contracts                             (904)          (1,802)            (140)
   Increase (Decrease) For Transfers - From (To) Other
     Divisions Or The WNL General Account, Net                  (1,376)          (1,281)              --
                                                               -------           ------           ------
   Increase (Decrease) In Units Outstanding                     (2,220)          (3,085)            (142)
   Accumulation Units At Beginning Of Period                    11,097            5,976            1,466
                                                               -------           ------           ------
   Accumulation Units At End Of Period                           8,877            2,891            1,324
                                                               =======           ======           ======

(1) Fund closed on April 23, 2010.
(2) Fund closed on April 16, 2010.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2010, follows:

                   AT DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
           ------------------------------ -----------------------------------------------
                  UNIT FAIR VALUE  NET     AVERAGE   INVESTMENT  EXPENSE RATIO TOTAL RETURN
           UNITS     LOWEST TO    ASSETS  NET ASSETS   INCOME      LOWEST TO    LOWEST TO
           (000S)     HIGHEST     (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/ HIGHEST /(3)/
           ------ --------------- ------- ---------- ----------  ------------- ------------
JP MORGAN INSURANCE TRUST U.S. EQUITY PORTFOLIO, DIVISION 1
2010         301      $10.54      $ 3,178  $ 3,278      0.95%        1.15%         12.27%
2009         405        9.39        3,800    3,804      2.90         1.15          32.14
2008         663        7.10        4,709    8,481      1.24         1.15         -35.55
2007       1,113       11.02       12,268   14,954      1.13         1.15           9.17
2006       1,642       10.10       16,578   17,443      0.88         1.15          14.82
JP MORGAN INSURANCE TRUST EQUITY INDEX PORTFOLIO, DIVISION 2
2010          76      $ 9.72      $   741  $   724      2.17%        1.15%         13.09%
2009          89        8.60          764      734      2.60         1.15          24.98
2008         140        6.88          960    2,141      2.26         1.15         -37.93
2007         299       11.08        3,313    4,394      1.61         1.15           3.88
2006         497       10.67        5,301    5,928      1.54         1.15          14.10
JP MORGAN INSURANCE TRUST INTREPID GROWTH PORTFOLIO, DIVISION 3
2010         471      $ 7.34      $ 3,462  $ 3,602      1.04%        1.15%         14.77%
2009         669        6.40        4,280    4,183      0.81         1.15          32.78
2008       1,058        4.82        5,098    9,610      1.06         1.15         -39.92
2007       1,813        8.02       14,542   17,923      0.18         1.15          10.26
2006       2,788        7.28       20,286   22,972      0.08         1.15           4.17
JP MORGAN INSURANCE TRUST MID CAP VALUE PORTFOLIO, DIVISION 4 AND 10 /(7)/
2010         151      $20.39      $ 3,079  $ 3,087      0.00%        1.15%         22.04%
2009         203       16.71        3,399    3,341      2.55         1.15          26.43
2008         328       13.22        4,329    8,042      1.67         1.15         -36.23
2007         563       20.72       11,671   15,358      2.06         1.15          -0.25
2006         859       20.78       17,856   19,097      0.81         1.15          15.38
JP MORGAN INSURANCE TRUST DIVERSIFIED MID CAP GROWTH PORTFOLIO, DIVISION 5
2010         139      $17.19      $ 2,383  $ 2,353      0.00%        1.15%         24.19%
2009         186       13.84        2,569    2,462        --         1.15          41.39
2008         279        9.79        2,732    5,614        --         1.15         -44.43
2007         488       17.62        8,602   10,137        --         1.15          15.88
2006         742       15.20       11,275   12,961        --         1.15          10.11
JP MORGAN INSURANCE TRUST INTREPID MID CAP PORTFOLIO, DIVISION 6
2010          42      $17.96      $   746  $   732      1.37%        1.15%         18.15%
2009          54       15.20          826      765      1.58         1.15          34.10
2008          78       11.33          889    1,621      0.61         1.15         -39.52
2007         126       18.74        2,368    3,397      0.67         1.15           1.68
2006         210       18.43        3,879    4,246      0.42         1.15          12.81
JP MORGAN INSURANCE TRUST GOVERNMENT BOND PORTFOLIO, DIVISION 7 (CLOSED) /(6)/
2008         673      $16.46      $11,073  $14,762      5.65%        1.15%          8.76%
2007       1,158       15.13       17,531   21,744      5.86         1.15           6.25
2006       1,775       14.25       25,279   28,430      5.45         1.15           2.28
JP MORGAN INSURANCE TRUST CORE BOND PORTFOLIO, DIVISION 8
2010         633      $17.57      $11,119  $12,420      4.07%        1.15%          7.98%
2009         852       16.27       13,865   13,023      5.15         1.15           8.39
2008         687       15.01       10,307   13,906      5.98         1.15           0.15
2007       1,138       14.99       17,055   21,159      5.46         1.15           5.08
2006       1,737       14.27       24,783   27,481      3.91         1.15           2.94

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                   AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
           ------------------------------- ----------------------------------------------------
                  UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO    TOTAL RETURN
           UNITS     LOWEST TO     ASSETS  NET ASSETS   INCOME      LOWEST TO       LOWEST TO
           (000S)     HIGHEST      (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/   HIGHEST /(3)/
           ------ ---------------- ------- ---------- ----------  -------------  ---------------
JP MORGAN INSTITUTIONAL TRUST BALANCED PORTFOLIO, DIVISION 9 /(8)/
2009         199       $11.31      $ 2,247  $ 2,274      3.99%        1.15%           23.02%
2008         299        9.19         2,748    4,408      4.00          1.15           -25.18
2007         482       12.29         5,920    7,617      3.48          1.15            4.91
2006         789       11.71         9,242   10,027      2.92          1.15            9.71
INVESCO V.I. PREMIER EQUITY FUND, DIVISION 20 (CLOSED) (5)
2006          --        $--        $    --  $24,466      1.03%        1.15%           5.18%
INVESCO V.I. INTERNATIONAL GROWTH FUND, DIVISION 21
2010         142       $15.37      $ 2,185  $ 2,305      2.17%        1.15%           11.57%
2009         200       13.77         2,758    2,719      1.34          1.15           33.69
2008         320       10.30         3,301    6,276      0.43          1.15           -41.07
2007         543       17.48         9,487   11,481      0.34          1.15           13.39
2006         824       15.42        12,700   13,164      0.90          1.15           26.76
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH PORTFOLIO, DIVISION 22 & 136
2010         334  $11.13 to 23.01  $ 5,933  $ 5,676      0.00%    1.15% to 1.50% 18.05% to 18.47%
2009         420   9.39 to 19.47     6,092    5,369      0.11      1.15 to 1.50   63.58 to 64.16
2008         596   5.72 to 11.89     5,011    9,852        --      1.15 to 1.50  -49.76 to -49.58
2007         888   11.34 to 23.65   14,081   15,739      5.00      1.15 to 1.50   15.20 to 15.61
2006       1,301   9.81 to 20.51    17,292   19,668        --      1.15 to 1.50    1.32 to 1.68
FRANKLIN SMALL-MID CAP GROWTH SECURITIES, DIVISION 23
2010          39       $13.47      $   529  $   476      0.00%        1.15%           26.16%
2009          46       10.68           488      446        --          1.15           41.92
2008          64        7.52           482    1,090        --          1.15           -43.16
2007         132       13.24         1,752    2,170        --          1.15            9.96
2006         215       12.04         2,586    2,931        --          1.15            7.45
TEMPLETON DEVELOPING MARKETS SECURITIES FUND, DIVISION 24 & 115
2010          41  $ 25.10 to 32.03 $ 1,157  $ 1,166      1.62%    1.15% to 1.50% 15.83% to 16.23%
2009          54   21.67 to 27.63    1,287    1,047      4.86      1.15 to 1.50   70.01 to 70.61
2008          66   12.73 to 16.23      930    1,804     11.28      1.15 to 1.50  -52.26 to -52.09
2007          93   26.58 to 33.97    2,698    3,033      2.32      1.15 to 1.50   26.85 to 27.30
2006         145   20.88 to 26.75    3,329    3,299      1.12      1.15 to 1.50   26.18 to 26.62
OPPENHEIMER HIGH INCOME FUND/VA, DIVISION 25 & 114
2010         191   $ 3.83 to 3.92  $   745  $   746      6.19%    1.15% to 1.50% 13.09% to 13.49%
2009         219    3.39 to 3.46       754      728        --      1.15 to 1.50   23.44 to 23.88
2008         303    2.75 to 2.80       842    4,539      8.43      1.15 to 1.50  -78.99 to -78.92
2007         525   13.07 to 13.31    6,913    9,458      7.91      1.15 to 1.50   -1.61 to -1.26
2006         841   13.29 to 13.52   11,224   12,264      7.90      1.15 to 1.50    7.79 to 8.17

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                    AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
           -------------------------------- -----------------------------------------------------
                   UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO    TOTAL RETURN
           UNITS      LOWEST TO     ASSETS  NET ASSETS   INCOME      LOWEST TO       LOWEST TO
           (000S)      HIGHEST      (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/   HIGHEST /(3)/
           ------ ----------------- ------- ---------- ----------  -------------- ----------------
VALIC COMPANY I MONEY MARKET FUND, DIVISION 26 & 132
2010         417  $  11.60 to 13.00 $ 5,269  $ 4,407      0.01%    1.15% to 1.50% -1.48% to -1.13%
2009         104   11.78 to 13.18     1,332    1,456      0.31      1.15 to 1.50   -1.20 to -0.85
2008         110   11.89 to 13.33     1,423    2,160      2.32      1.15 to 1.50    0.69 to 1.05
2007         201   11.76 to 13.22     2,535    2,816      4.60      1.15 to 1.50    3.12 to 3.49
2006         250   11.37 to 12.81     3,022    3,373      4.50      1.15 to 1.50    3.06 to 3.42
VAN KAMPEN LIT ENTERPRISE PORTFOLIO, DIVISION 27 (CLOSED) /(6)/
2008          58        $5.10       $   294  $   591      1.17%        1.15%          -43.61%
2007          96        9.04            867    1,049      0.47          1.15           11.38
2006         157        8.12          1,276    1,592      0.47          1.15            5.85
PUTNAM VT GLOBAL EQUITY FUND, DIVISION 29 & 149
2010          16   $ 7.10 to 9.77   $   123  $   120      1.96%    1.15% to 1.50%  8.19% to 8.57%
2009          18    6.57 to 9.00        127      122        --      1.15 to 1.50   28.03 to 28.48
2008          23    5.13 to 7.00        129      343      3.10      1.15 to 1.50  -46.17 to -45.98
2007          57    9.53 to 12.96       579      635      2.05      1.15 to 1.50    7.38 to 7.76
2006          68    8.87 to 12.03       639      571      0.33      1.15 to 1.50   21.38 to 21.80
INVESCO V.I. CORE EQUITY FUND, DIVISION 30 /(5)/
2010         346       $11.03       $ 3,813  $ 4,060      0.92%        1.15%           8.30%
2009         468        10.18         4,765    4,812      1.62          1.15           26.82
2008         753        8.03          6,043   10,619      1.70          1.15           -30.95
2007       1,275        11.63        14,824   18,572      0.92          1.15            6.87
2006       1,966        10.88        21,382   22,030      0.52          1.15            8.79
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA, DIVISION 111
2010         360  $ 10.55 to 11.92  $ 4,098  $ 3,973      1.07%    1.40% to 1.50% 14.37% to 14.48%
2009         392    9.22 to 10.42     3,899    3,562      2.04      1.40 to 1.50   26.36 to 26.49
2008         485    7.30 to 8.24      3,806    6,374      1.66      1.40 to 1.50  -39.40 to -39.33
2007         679   12.04 to 13.59     8,800   10,467      1.06      1.40 to 1.50    2.85 to 2.95
2006         928   11.71 to 13.21    11,719   12,690      1.21      1.40 to 1.50   13.31 to 13.42
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, DIVISION 112
2010         210  $ 11.72 to 12.70  $ 2,637  $ 2,621      0.18%    1.40% to 1.50%  7.78% to 7.89%
2009         252   10.87 to 11.79     2,929    2,693      0.34      1.40 to 1.50   42.35 to 42.50
2008         317    7.63 to 8.28      2,588    4,737      0.16      1.40 to 1.50  -46.34 to -46.28
2007         438   14.22 to 15.43     6,657    7,164      0.23      1.40 to 1.50   12.43 to 12.54
2006         553   12.64 to 13.72     7,479    8,186      0.39      1.40 to 1.50    6.33 to 6.44
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, DIVISION 113
2010          53  $ 19.11 to 21.40  $ 1,102  $ 1,051      0.00%    1.40% to 1.50% 21.56% to 21.68%
2009          62   15.72 to 17.58     1,069    1,017      1.04      1.40 to 1.50   35.14 to 35.27
2008          87   11.63 to 13.00     1,104    1,954      0.58      1.40 to 1.50  -38.77 to -38.70
2007         135   19.00 to 21.21     2,810    3,601      0.34      1.40 to 1.50   -2.70 to -2.60
2006         188   19.52 to 21.77     4,025    4,333      0.16      1.40 to 1.50   13.28 to 13.39

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                   AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
           ------------------------------- -----------------------------------------------------
                  UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO    TOTAL RETURN
           UNITS     LOWEST TO     ASSETS  NET ASSETS   INCOME      LOWEST TO       LOWEST TO
           (000S)     HIGHEST      (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/   HIGHEST /(3)/
           ------ ---------------- ------- ---------- ----------  -------------- ----------------
TEMPLETON FOREIGN SECURITIES FUND, DIVISION 116
2010         38   $ 14.31 to 15.22 $   577  $   568      1.92%    1.40% to 1.50%  6.78% to 6.89%
2009         44    13.40 to 14.24      617      542      3.44      1.40 to 1.50   34.99 to 35.12
2008         51    9.93 to 10.55       535    1,089      2.77      1.40 to 1.50  -41.11 to -41.05
2007         93    16.86 to 17.90    1,652    1,809      1.93      1.40 to 1.50   13.72 to 13.83
2006        132    14.82 to 15.73    2,042    2,118      1.26      1.40 to 1.50   19.63 to 19.75
INVESCO V.I. CAPITAL APPREICATION FUND, DIVISION 117
2010        127   $ 8.87 to 10.11  $ 1,228  $ 1,231      0.73%    1.40% to 1.50% 13.76% to 13.87%
2009        157     7.80 to 8.88     1,344    1,256      0.62      1.40 to 1.50   19.26 to 19.38
2008        191     6.54 to 7.44     1,373    2,317        --      1.40 to 1.50  -43.36 to -43.30
2007        262    11.54 to 13.11    3,314    3,704        --      1.40 to 1.50   10.33 to 10.44
2006        348    10.46 to 11.87    4,002    4,433      0.05      1.40 to 1.50    4.71 to 4.82
INVESCO V.I. DIVERSIFIED INCOME FUND, DIVISION 118
2010         58   $ 11.28 to 11.47 $   652  $   648      5.93%    1.40% to 1.50%  8.40% to 8.51%
2009         60    10.41 to 10.57      625      640     10.02      1.40 to 1.50    9.41 to 9.52
2008         74     9.51 to 9.66       702    1,133      6.61      1.40 to 1.50  -17.00 to -16.91
2007        127    11.46 to 11.63    1,459    1,835      6.11      1.40 to 1.50    0.19 to 0.29
2006        205    11.44 to 11.60    2,351    2,566      5.61      1.40 to 1.50    2.92 to 3.02
VALIC COMPANY I STOCK INDEX, DIVISION 133
2010        250   $ 10.25 to 18.51 $ 4,367  $ 4,248      1.60%    1.40% to 1.50% 12.98% to 13.09%
2009        290    9.07 to 16.37     4,435    3,923      2.39      1.40 to 1.50   24.27 to 24.39
2008        340    7.30 to 13.16     4,119    6,572      1.97      1.40 to 1.50  -38.15 to -38.09
2007        457    11.80 to 21.25    8,993   10,360      1.38      1.40 to 1.50    3.54 to 3.65
2006        612    11.40 to 20.51   11,356   11,845      0.79      1.40 to 1.50   13.68 to 13.80
VALIC COMPANY I GROWTH & INCOME FUND, DIVISION 134
2010        237   $ 9.24 to 14.28  $ 3,263  $ 3,300      1.18%    1.40% to 1.50% 10.58% to 10.69%
2009        288    8.35 to 12.90     3,599    3,317      2.37      1.40 to 1.50   19.99 to 20.11
2008        345    6.96 to 10.74     3,582    5,428      1.79      1.40 to 1.50  -37.70 to -37.64
2007        418    11.17 to 17.22    6,958    7,885      1.13      1.40 to 1.50    5.43 to 5.54
2006        549    10.60 to 16.32    8,591    9,070      0.62      1.40 to 1.50   13.63 to 13.74
VALIC COMPANY I INTERNATIONAL EQUITIES FUND, DIVISION 135
2010         86   $ 9.66 to 12.65  $ 1,062  $ 1,073      2.28%    1.40% to 1.50%  6.84% to 6.95%
2009        103    9.04 to 11.83     1,196    1,066      2.67      1.40 to 1.50   27.66 to 27.78
2008        122     7.08 to 9.26     1,106    2,013      2.54      1.40 to 1.50  -44.25 to -44.19
2007        183    12.70 to 16.59    2,898    3,229      2.12      1.40 to 1.50    7.13 to 7.24
2006        242    11.85 to 15.47    3,579    3,640      1.44      1.40 to 1.50   21.22 to 21.34
VALIC COMPANY I GOVERNMENT SECURITIES FUND, DIVISION 138
2010        221   $ 15.35 to 17.35 $ 3,768  $ 4,035      2.87%    1.40% to 1.50%  2.40% to 2.51%
2009        249    14.99 to 16.92    4,152    4,720      3.31      1.40 to 1.50   -5.23 to -5.13
2008        344    15.81 to 17.84    6,040    6,699      2.01      1.40 to 1.50    8.11 to 8.22
2007        455    14.63 to 16.48    7,382    7,859      4.02      1.40 to 1.50    6.05 to 6.15
2006        587    13.79 to 15.53    8,991   10,649      2.02      1.40 to 1.50    1.49 to 1.59
PIMCO ADVISORS VIT OPCAP MANAGED PORTFOLIO, DIVISION 139 /(4)/
2009        428   $ 10.43 to 17.18 $ 7,157  $ 6,715      2.42%    1.40% to 1.50% 22.83% to 22.96%
2008        496    8.49 to 13.98     6,739    9,759      3.18      1.40 to 1.50  -30.82 to -30.75
2007        656    12.28 to 20.18   12,581   14,391      2.19      1.40 to 1.50    1.50 to 1.60
2006        825    12.10 to 19.86   15,638   16,950      1.87      1.40 to 1.50    8.01 to 8.12

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                   AT DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
           ------------------------------- -----------------------------------------------------
                                     NET    AVERAGE   INVESTMENT  EXPENSE RATIO    TOTAL RETURN
           UNITS   UNIT FAIR VALUE  ASSETS NET ASSETS   INCOME      LOWEST TO       LOWEST TO
           (000S) LOWEST TO HIGHEST (000S)   (000S)   RATIO /(1)/ HIGHEST /(2)/   HIGHEST /(3)/
           ------ ----------------- ------ ---------- ----------  -------------- ----------------
JANUS ASPEN PORTFOLIO, DIVISION 141
2010         49     $7.22 to 7.29   $  356   $  361      0.36%    1.40% to 1.50% 12.55% to 12.66%
2009         59     6.41 to 6.47       378      351      0.37      1.40 to 1.50   33.98 to 34.11
2008         85     4.79 to 4.83       406      784      0.56      1.40 to 1.50  -40.77 to -40.71
2007        138     8.08 to 8.14     1,113    1,117      0.57      1.40 to 1.50   13.07 to 13.18
2006        154     7.15 to 7.19     1,104    1,084      0.28      1.40 to 1.50    9.47 to 9.58
JANUS ASPEN OVERSEAS PORTFOLIO, DIVISION 142
2010         52    $19.30 to 19.50  $1,024   $  891      0.57%    1.40% to 1.50% 23.15% to 23.27%
2009         44    15.68 to 15.82      702      560      0.41      1.40 to 1.50   76.39 to 76.57
2008         47     8.89 to 8.96       422      850      2.73      1.40 to 1.50  -52.95 to -52.90
2007         59    18.89 to 19.02    1,138    1,118      0.43      1.40 to 1.50   26.09 to 26.22
2006         76    14.98 to 15.07    1,156    1,029      1.91      1.40 to 1.50   44.44 to 44.58
MFS VIT CORE EQUITY SERIES, DIVISION 143
2010        115     $7.68 to 7.76   $  898   $  697      1.28%    1.40% to 1.50% 15.46% to 15.57%
2009         32     6.65 to 6.72       220      198      1.80      1.40 to 1.50   30.45 to 30.58
2008         42     5.10 to 5.14       216      421      0.84      1.40 to 1.50  -40.07 to -40.01
2007         70     8.51 to 8.57       606      652      0.35      1.40 to 1.50    9.47 to 9.58
2006         87     7.78 to 7.82       684      692      0.45      1.40 to 1.50   12.10 to 12.21
VALIC COMPANY I SCIENCE & TECHNOLOGY FUND, DIVISION 144
2010         29     $5.29 to 5.35   $  154   $  154      0.00%    1.40% to 1.50% 20.26% to 20.38%
2009         35     4.40 to 4.44       157      150      0.10      1.40 to 1.50   63.03 to 63.20
2008         49     2.70 to 2.72       132      317        --      1.40 to 1.50  -46.80 to -46.75
2007        101     5.08 to 5.11       514      512        --      1.40 to 1.50   15.92 to 16.04
2006        114     4.38 to 4.41       501      545        --      1.40 to 1.50    4.27 to 4.37
VALIC COMPANY II MID CAP VALUE FUND, DIVISION 145
2010        122    $17.45 to 17.63  $2,146   $1,863      0.72%    1.40% to 1.50% 20.38% to 20.50%
2009        101    14.50 to 14.63    1,474    1,268      1.23      1.40 to 1.50   34.72 to 34.86
2008        116    10.76 to 10.85    1,257    2,006      0.38      1.40 to 1.50  -39.62 to -39.55
2007        160    17.82 to 17.95    2,868    3,302      0.42      1.40 to 1.50    1.25 to 1.35
2006        190    17.60 to 17.71    3,365    3,321      0.34      1.40 to 1.50   15.00 to 15.12
VALIC COMPANY II STRATEGIC BOND FUND, DIVISION 146
2010         41    $19.13 to 19.33  $  789   $  800      5.11%    1.40% to 1.50%  9.33% to 9.44%
2009         48    17.50 to 17.66      846      731      5.52      1.40 to 1.50   24.11 to 24.24
2008         40    14.10 to 14.21      572      841      6.24      1.40 to 1.50  -15.48 to -15.40
2007         61    16.68 to 16.80    1,017    1,149      3.82      1.40 to 1.50    2.58 to 2.68
2006         83    16.26 to 16.36    1,351    1,389      3.29      1.40 to 1.50    6.93 to 7.04
VALIC COMPANY II HIGH YIELD BOND FUND, DIVISION 147
2010         10    $17.74 to 17.92  $  190   $  209      6.80%    1.40% to 1.50% 11.82% to 11.93%
2009         13    15.87 to 16.01      215      172     10.39      1.40 to 1.50   41.35 to 41.49
2008         10    11.22 to 11.32      114      286      4.81      1.40 to 1.50  -32.33 to -32.26
2007         36    16.59 to 16.71      605      671      4.94      1.40 to 1.50   -0.06 to 0.04
2006         46    16.60 to 16.70      770      673      5.19      1.40 to 1.50   10.65 to 10.76

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                 AT DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
           --------------------------- -------------------------------------------------------
                   UNIT FAIR
                  VALUE LOWEST   NET    AVERAGE   INVESTMENT  EXPENSE RATIO     TOTAL RETURN
           UNITS       TO       ASSETS NET ASSETS   INCOME      LOWEST TO        LOWEST TO
           (000S)   HIGHEST     (000S)   (000S)   RATIO /(1)/ HIGHEST /(2)/    HIGHEST /(3)/
           ------ ------------- ------ ---------- ----------  -------------- ------------------
PUTNAM VT DISCOVERY GROWTH FUND, DIVISION 148 (CLOSED) /(6)/
2008         57   $3.84 to 3.88  $222     $399        --      1.40% to 1.50% -44.15% to -44.09%
2007         83   6.88 to 6.93    574      598        --       1.40 to 1.50     8.66 to 8.76
2006        103   6.33 to 6.37    656      669        --       1.40 to 1.50     9.41 to 9.52

/(1)/These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

/(2)/These amounts represent the annualized contract expenses of the separate account, consisting primarily of administrative and mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

/(3)/These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

/(4)/Fund closed on April 3, 2010.

/(5)/The Invesco V.I. Premier Equity Fund was merged with Invesco V.I. Core
    Equity Fund as of May 1, 2006.

/(6)/Fund closed on April 24, 2009.

/(7)/Division 4 merged into Division 10 on April 24, 2009.

/(8)/Fund closed on April 23, 2010.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. OTHER MATTERS

On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company ("ALICO"), one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair value of the consideration at closing was approximately $16.2 billion.

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the Federal Reserve Bank of New York (the "New York Fed"), and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the
"Recapitalization"). American International Group completed the
Recapitalization on January 14, 2011.

On October 29, 2010, American International Group completed an initial public offering of 8.08 billion ordinary shares of AIA Group Limited for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, American International Group owned approximately 33 percent of AIA Group Limited's outstanding shares.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described in these footnotes is qualified by regulatory filings American International Group files from time to time with the SEC.

9. SUBSEQUENT EVENTS

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury;
(ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of American International Group common stock; and (iii) the shares of American International Group's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles,
(b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

                           A. G. SEPARATE ACCOUNT A
                                      OF
                    WESTERN NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by Maiden Lane II LLC for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS./1 /On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the Maiden Lane II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                                ELITEPLUS BONUS
                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:

     (i)  Audited Financial Statements - Western National Life Insurance
          Company

          Report of Independent Registered Public Accounting Firm

          Consolidated Balance Sheets

          Consolidated Statements of Income (Loss) and Comprehensive Income
          (Loss)

          Consolidated Statements of Cash Flows

          Notes to the Consolidated Financial Statements

     (ii) Audited Financial Statements - Western National Life Insurance Company A.G.Separate Account A

          Report of Independent Registered Public Accounting Firm

          Statement of Assets and Liabilities

          Statement of Operations

          Statements of Changes in Net Assets

          Schedule of Portfolio Investments

          Notes to the Financial Statements

(b)  Exhibits

     (1) American General Annuity Insurance Company Board of Directors resolution, authorizing the establishment of A. G. Separate Account A.
          (1)

     (2)  None.

     (3)  Principal Underwriter's Agreement. (1)

     (4)  (i)    Individual Fixed and Variable Deferred Annuity Contract. (1)

          (ii)   Annual Step-Up Death Benefit. (1)

          (iii)  Persistency Bonus Endorsement. (2)

          (iv)   Guaranteed Minimum Income Benefit Rider. (10)

          (v)    Gain Preservation Death Benefit Rider. (10)

          (vi)   Extended Care Waiver Endorsement. (10)

          (vii)  Market Value Adjustment Endorsement. (10)

          (viii) Tax Sheltered Annuity Endorsement. (10)

     (5)  (i)    Application Form. (3)

          (ii)   Investor Allocation Form. (3)

     (6)  (i)    Amended and Restated Articles of Incorporation of American
                 General Annuity Insurance Company. (4)

          (ii)   Restated Bylaws of American General Annuity Insurance
                 Company. (4)

          (iii) Articles of Amendment changing the name of the Corporation from American General Annuity Insurance Company to AIG Annuity Insurance Company. (11)

          (iv) Articles of Amendment changing the name of the Corporation from AIG Annuity Insurance Company to Western National Life Insurance Company (14)

          (v)    Restated Bylaws of Western National Life Insurance Company
                 (14)

     (7)  None.

     (8)  (i)    (A)  Participation Agreement by and among A I M Variable
                      Insurance Funds, Inc., A I M Distributors, Inc., American
                      General Annuity Insurance Company and AGA Brokerage
                      Services, Inc. dated November 23, 1998. (6)

                 (B) Form of Administrative Services Agreement between American General Annuity Insurance Company and A I M Advisors, Inc. (5)

                 (C) Form of Amendment No. 1 to Participation Agreement between A I M Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Annuity Insurance Company and A.G. Distributors, Inc. (formerly known as AGA Brokerage Services, Inc.). (6)

                 (D) Form of Amendment No. 2 to Participation Agreement between A I M Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Annuity Insurance Company and American General Distributors, Inc. (formerly known as A.G. Distributors, Inc. and AGA Brokerage Services, Inc.). (9)

          (ii)   (A)  Participation Agreement between Oppenheimer Variable
                      Account Funds, OppenheimerFunds, Inc. and American General Annuity Insurance Company. (1)

                 (B) First Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and American General Annuity Insurance Company. (1)

                 (C) Form of Administrative Services Agreement between American General Annuity Insurance Company and OppenheimerFunds, Inc. (5)

          (iii)  (A)  Form of Participation Agreement between Franklin
                      Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and American General Annuity Insurance Company, dated May 1, 2000. (5)

                 (B) Form of Administrative Services Agreement between American General Annuity Insurance Company and Franklin Templeton Services, Inc. (5)

                 (C) Form of First Amendment to Administrative Services Agreement between American General Annuity Insurance Company and Franklin Templeton Services, Inc. (9)

          (iv)   (A)  Participation Agreement between American General
                      Annuity Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc. dated November 23, 1998. (6)

                 (B) Form of Amendment No. 1 to Participation Agreement between American General Annuity Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc. (6)

                 (C) Form of Administrative Services Agreement between American General Annuity Insurance Company and Van Kampen Asset Management Inc. (5)

          (v)    (A)  Form of Participation Agreement between American
                      General Annuity Insurance Company, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (6)

                 (B) Form of Amendment No. 1 to Participation Agreement between American General Annuity Insurance Company, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (3)

          (vi)   Form of Participation Agreement among American General
                 Annuity Insurance Company, OpCap Advisors and OCC Accumulation Trust. (7)

          (vii) Form of Participation Agreement among MFS Variable Insurance Trust, American General Annuity Insurance Company and Massachusetts Financial Services Company, dated November 15, 2000. (3)

          (viii) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds, Corp. and American General Annuity Insurance Company, dated November 15, 2000. (3)

          (ix) Form of Participation Agreement among North American Funds Variable Product Series II, The Variable Annuity Life Insurance Company and American General Insurance Company, dated November 15, 2000. (3)

          (x)    (A)  Form of Distribution and Shareholder Services Agreement
                      by and between Janus Distributors, Inc. and American General Annuity Insurance Company, dated October 2, 2000.
                      (3)

                 (B) Form of Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and American General Annuity Insurance Company, dated October 2, 2000. (3)

          (xi) Unconditional Capital Maintenance Agreement Between American International Group, Inc. and Western National Life Insurance Company (Filed herewith)

     (9)  None.

     (10) Consent of Registered Public Accounting Firm. (Filed herewith)

     (11) None.

     (12) None.

     (13) Calculation of standard and nonstandard Performance Information. (8)

     (14) Powers of Attorney. (12), (13), (14) and Filed herewith.

----------
(1.) Incorporated by reference to Post-Effective Amendment No. 7 to Form
     N-4 Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on April 29, 1999, accession number 0000950129-99-001838.

(2.) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on March 2, 1998, accession number 0000928389-98-000039.

(3.) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on November 3, 2000, accession number 0000950129-00-005239.

(4.) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 26, 1998, accession number 0000928389-98-000140.

(5.) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4
     Registration Statement (File No. 333-70801) of A. G. Separate Account A filed on April 18, 2000, accession number 0000950129-00-001880.

(6.) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4
     Registration Statement (File No. 333-70801) of A. G. Separate Account A filed on July 16, 1999, accession number 0000950129-99-003204.

(7.) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on December 22, 1999, accession number 0000950129-99-005515.

(8.) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on September 29, 1998, accession number 0000950129-98-004072.

(9.) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4
     Registration Statement (File No. 333-67605) of A.G. Separate Account A filed on June 29, 2000, accession number 0000950129-00-003490.

(10.) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on June 5, 2001, accession number 0000950129-01-501192.

(11.) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on April 29, 2002, accession number 0000950129-02-002149.

(12.) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 1, 2006, accession number 0000950129-06-004580.

(13.) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 1, 2008, accession number 0000950129-06-004580.

(14.) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4
     Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 1, 2009, accession number 0000950129-09-001450.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The directors and principal officers of the depositor are listed below. The business address of each director and officer is 2929 Allen Parkway, Houston, Texas 77019, except where otherwise indicated.

NAME AND PRINCIPAL                  POSITIONS AND OFFICES
BUSINESS ADDRESS                    WITH THE DEPOSITOR
------------------                  ---------------------
OFFICER                             TITLE
-----------------------             --------------------------------------------------------------
Bruce R. Abrams                     Director, President and Chief Executive Officer
Michael J. Akers                    Director, Executive Vice President
Stephen L. Blake                    Director
Jim Coppedge                        Director, Senior Vice President and General Counsel
N. Scott Gillis (3)                 Director, Senior Vice President & Chief Financial Officer
Roger E. Hahn                       Director and Investment Officer
Sharla A. Jackson                   Director, Executive Vice President - Operations
Dean Miller (7)                     Director
Stephen J. Poston                   Chief Operating Officer
Leslie K. Bates (6)                 Senior Vice President
Robert M. Beuerlein                 Senior Vice President & Appointed Actuary
Lillian Caliman                     Senior Vice President & Divisional Chief Information Officer
Craig S. Cheyne                     Senior Vice President
David H. den Boer                   Senior Vice President & Chief Compliance Officer
Kenneth Story (1)                   Senior Vice President
Dori A. Artis (1)                   Vice President
David E. Ballard (3)                Vice President
J. Elizabeth Barton (6)             Vice President
Richard A. Combs                    Vice President - Actuarial
Neil J. Davidson                    Vice President - Actuarial
Robin F. Farris (1)                 Vice President - New Business
Marysue Fitzsimmons (4)             Vice President
Tracey E. Harris                    Vice President - Annuity Products
David W. Hilbig                     Vice President - Education Services & Marketing Communications
David Jorgensen                     Vice President and Controller
Glen Keller                         Vice President
Ted G. Kennedy                      Vice President - Government Relations
Calvin King (5)                     Vice President - Client Care Center
Frank A. Kophamel                   Vice President
Louis V. McNeal                     Vice President and Treasurer
Rembert R. Owen, Jr.                Vice President & Assistant Secretary
Michele Hansen Powers               Vice President - Implementation
Connie E. Pritchett (1)             Vice President - Compliance
Phillip W. Schraub (1)              Vice President
Cynthia Short (6)                   Vice President
Stephen J. Stone (3)                Vice President
Brim Stonebraker                    Vice President
Katherine Stoner                    Vice President and Secretary
Thomas M. Ward                      Vice President
Lorrain Willey (6)                  Vice President
Russell Lessard                     Chief AML Officer
Thomas H. McMeekin (8)              Investment Officer
Lochlan O. McNew                    Investment Officer
W. Larry Mask                       Real Estate Investment Officer & Assistant Secretary
Dan Cricks                          Tax Officer

NAME AND PRINCIPAL                  POSITIONS AND OFFICES
BUSINESS ADDRESS                    WITH THE DEPOSITOR
------------------                  ---------------------
OFFICER                             TITLE
-----------------------             --------------------------------------------------------------
Debra L. Herzog                     Assistant Secretary
Christine A. Nixon (2)              Assistant Secretary
Paula G. Payne                      Assistant Secretary
John Fleming                        Assistant Treasurer
Linda Pinney                        Assistant Treasurer
Robert C. Bauman                    Assistant Vice President
Paul Hoepfl                         Assistant Vice President
Melinda Ackerman (1)                Administrative Officer
Deborah G. Fewell (1)               Administrative Officer
David Green                         Administrative Officer
Wendy Green (6)                     Administrative Officer
John Griggs                         Administrative Officer
Randy Hansen (9)                    Administrative Officer
David Malleck (6)                   Administrative Officer
Jill A. Nieskes                     Administrative Officer
Carolyn Roller (1)                  Administrative Officer
Susan Skaggs (1)                    Administrative Officer
Diana Smirl (1)                     Administrative Officer

----------

(1)  205 East 10th St., Amarillo, Texas 79101

(2)  1 SunAmerica Center, Los Angeles, California 90067

(3)  21650 Oxnard Ave., Woodland Hills, California 91367

(4)  80 Pine Street, New York, New York 10005

(5)  16650 Greenbriar Plaza Drive Houston TX 77060

(6)  2271 SE 27th Street Amarillo TX 79103

(7)  One New York Plaza New York NY 10004

(8)  180 Maiden Lane New York NY 10038

(9)  2401 S. Osage Amarillo TX 79103

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No. 0001047469-11-001283, filed February 24, 2011. Exhibit 21 is incorporated herein by reference. The Registrant is a separate account of Western National Life Insurance Company (Depositor).

ITEM  27.  NUMBER  OF  CONTRACT  OWNERS

     As of April 11, 2011, there were 1,515contract owners of which 985 were qualified contracts offered by this Registration Statement and 530 owned non-qualified contracts offered by this Registration Statement.

ITEM  28.  INDEMNIFICATION

     The Bylaws (Article VI - Section 1) of the Company provide that:

     The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, "Agent") against expenses (including attorneys' fees), judgments, fines, penalties, court costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. If several claims, issues or matters are involved, an Agent may be entitled to indemnification as to some matters even though he is not entitled as to other matters. Any director or officer of the Corporation serving in any capacity of another corporation, of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation, shall be deemed to be doing so at the request of the Corporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM  29.     PRINCIPAL  UNDERWRITERS

     (a) Registrant's principal underwriter, American General Distributors, Inc., also acts as principal underwriter for affiliated entities of Western National Life Insurance Company.

     (b) The directors and principal officers of the principal underwriter are shown below. Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL             POSITION AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL DISTRIBUTORS, INC.
Kurt W. Bernlohr               Director, Chief Executive Officer and President
Katherine Stoner               Director and Secretary
David H. den Boer              Director and Senior Vice President
Thomas G. Norwood              Executive Vice President
Krien VerBerkmoes              Chief Compliance Officer
John Reiner                    Chief Financial Officer and Treasurer
Daniel R. Cricks               Tax Officer
Robert C. Bauman               Administrative Officer
Tom Ward                       Administrative Officer
Paul Hoepfl                    Assistant Treasurer
Louis V. McNeal                Assistant Treasurer
Debra L. Herzog                Assistant Secretary
Paula G. Payne                 Assistant Secretary

     (c)  Not Applicable.

ITEM 30. LOCATION OF RECORDS

     All records referenced under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained and are in the custody of Western National Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.

ITEM 31. MANAGEMENT SERVICES

     Not  Applicable.

ITEM  32. UNDERTAKINGS

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payments under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

     d. Western National Life Insurance Company, hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

     REPRESENTATIONS

     (1) The Company hereby represents that it is relying upon Investment Company Act Rule 6c-7. The Company further represents that paragraphs (a) - (d) of Rule 6c-7 have been complied with.

     (2) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b) (11) to the attention of the potential participants; and

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b) (11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, A. G. Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2011.

                                  A. G. SEPARATE ACCOUNT A
                                  (Registrant)

                              BY: WESTERN NATIONAL LIFE LIFE INSURANCE
                                  COMPANY
                                  (On  behalf of the Registrant and itself)

                              BY: /s/ KATHERINE  STONER
                                  ------------------------------
                                  Katherine  Stoner
                                  Vice President, Deputy General
                                  Counsel and Secretary

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title                                             Date
-----------------------------  ------------------------------------------------  ------------------
            *                  Director and Chief                                April 29, 2011
-----------------------        Executive Officer
Bruce R. Abrams

            *                  Director                                          April 29, 2011
-----------------------
Michael J. Akers

            *                  Director                                          April 29, 2011
-----------------------
Stephen L. Blake

            *                  Director, Sr. Vice President                      April 29, 2011
-----------------------        and  General  Counsel
Jim Coppedge

            *                  Director and Principal                            April29, 2011
-----------------------        Financial Officer
N. Scott Gillis

            *                  Director                                          April 29, 2011
-----------------------
Roger E. Hahn

            *                  Director and Chief Operating                      April 29, 2011
-----------------------        Officer
Sharla A. Jackson

            *                  Director                                          April 29, 2011
-----------------------
Dean Miller

/s/DAVID JORGENSEN             Vice President and                                April 29, 2011
-----------------------        Controller
David Jorgensen                (Principal Accounting Officer)


*/s/ KATHERINE STONER                                                            April 29, 2011
-----------------------
Katherine  Stoner
Attorney-in-Fact

                               Index of Exhibits

Exhibit No.

8(xi)    Capital Maintenance Agreement

10       Consent of Registered Public Accounting Firm

14       Power of Attorney